As filed with the Securities and Exchange Commission on April 21, 2023

File Nos. 033-95472 and 811-09082

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933 ☒

Post-Effective Amendment No. 46 ☒

and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 47 ☒

M Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

M Financial Plaza
1125 NW Couch Street, Suite 900
Portland, Oregon 97209

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (503) 232-6960

(Name and Address of Agent for Service)

Copies to:

Erik Bjorvik, President

M Fund, Inc.

M Financial Plaza

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

Cynthia Beyea, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, N.W.

Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☒ on May 1, 2023 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (Date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (Date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

M FUND, INC.

PROSPECTUS

May 1, 2023

M International Equity Fund (MBEQX)

M Large Cap Growth Fund (MTCGX)

M Capital Appreciation Fund (MFCPX)

M Large Cap Value Fund (MBOVX)

M Fund, Inc. (the "Corporation") is a mutual fund group that currently offers shares in the four Funds listed above (each a "Fund" and collectively, the "Funds"). The Funds are available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. This prospectus should be read along with the prospectus for the applicable insurance or annuity policies. As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved any of the shares of the Corporation as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
Fund Summaries	3
M International Equity Fund	3
M Large Cap Growth Fund	11
M Capital Appreciation Fund	19
M Large Cap Value Fund	24
Purchasing Fund Shares	29
Redeeming Fund Shares	29
Tax Information	29
Payments to Insurance Companies and their Affiliates	29
Investment Strategies	30
M International Equity Fund	30
M Large Cap Growth Fund	32
M Capital Appreciation Fund	34
M Large Cap Value Fund	34
Security Types	36
Risks of Investing in the Funds	37
Management of the Funds	45
Investing with M Fund, Inc.	50
Distributions and Taxes	52
Financial Highlights	53
For More Information	See Back Cover

FUND SUMMARIES

M INTERNATIONAL EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If those fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees	0.31%
Distribution (12b-1) Fee	None
Other Expenses	0.32%
Acquired Fund Fees and Expenses[1]	0.12%
Total Annual Fund Operating Expenses	0.75%
Expense Reimbursement[2]	0.07%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.68%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

2 For the period from May 1, 2023 to April 30, 2024, M Financial Investment Advisers, Inc. (the "Adviser") has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets. The Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to exceed 0.25%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same and the expense limitation remains in place only for the one-year period. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If those fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$69	$233	$410	$924

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

To achieve the Fund's investment objective, Dimensional Fund Advisors LP ("Dimensional") implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Fund's design emphasizes long-term drivers of expected returns identified by Dimensional's research, while balancing risk through broad diversification across companies and sectors. Dimensional's portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.

The Fund is designed to provide exposure to a broad and diverse group of securities of non-U.S. companies in countries with developed and emerging markets. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies as compared to their representation in the Non-U.S. Universe. For purposes of the Fund, Dimensional defines the Non-U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the Non-U.S. Universe it represents) of non-U.S. companies in developed and emerging markets that have been authorized for investment as approved markets by Dimensional's Investment Committee. The Fund may pursue its investment objective by investing its assets directly and/or indirectly in the Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc. (the "Underlying Fund"). The Underlying Fund is designed to purchase a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development). The Underlying Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies. As of the date of this prospectus, it is anticipated that a significant portion of the Fund's assets will be invested indirectly through the Underlying Fund.

The Fund's increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Fund's assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the Non-U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, Dimensional may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria Dimensional uses for assessing relative price and profitability are subject to change from time to time.

Dimensional may also increase or reduce the Fund's exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company's price momentum and investment characteristics. In assessing a company's investment characteristics, Dimensional considers ratios such as recent changes in assets divided by total assets. The criteria Dimensional uses for assessing a company's investment characteristics are subject to change from time to time. In addition, Dimensional seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.

The Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice. The Fund may invest up to 40% of its total assets in emerging markets.

The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The Fund may also purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Fund. Because many of the Fund's investments may be denominated in foreign currencies, the Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's share price will fluctuate, which means you could lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Market Risk. Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact the Fund's performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Companies, including banks and financial services companies, could suffer losses if interest rates rise or economic conditions deteriorate.

Additional Market Disruption Risk. In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the U.S., issued broad-ranging sanctions on Russia and certain Russian companies and individuals. Although the hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia's economy, currency, companies and region, these events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund's investments and performance beyond any direct or indirect exposure the Fund may have to Russian issuers or those of adjoining geographic regions. The sanctions and compliance with these sanctions may impair the ability of the Fund to buy, sell, hold or deliver Russian securities and/or other assets, including those listed on U.S. or other exchanges. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. Accordingly, there may be a heightened risk of cyberattacks by Russia in response to the sanctions. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on the Fund's investments as well as the Fund's performance, and the value or liquidity of certain securities held by the Fund may decline significantly. In addition, rising tensions between China and Taiwan over a forced reunification have caused concerns in the region and globally. China sees self-ruled Taiwan as a breakaway province that will eventually be part of China again. Previous efforts by China's leadership sought to bring about reunification by non-military means. In 2021, concerns escalated when China began sending military aircraft into Taiwan's air defense zone, a self-declared area where foreign aircraft are identified, monitored and controlled in the interests of Taiwan's national security. These actions have caused Taiwan and other countries to fear further escalation in the region.

COVID-19 Pandemic Risk. The global outbreak of the novel coronavirus and related disease (COVID-19) continues to create significant economic and social uncertainty throughout the world and is causing significant related market volatility. In particular, travel restrictions, disruption of healthcare systems, quarantines and supply chain disruptions are having significant economic impacts. These impacts are on-going and may last for an extended period of time. The COVID-19 pandemic, other pandemics or epidemics, and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant adverse impact on the Fund and its investments and could result in increased volatility of the Fund's net asset value.

Foreign Securities and Currencies Risk. Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Fund does not hedge foreign security risk or foreign currency risk.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Emerging Markets Risk. Numerous emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and there are frequently government controls on foreign investments and limitations on repatriation of invested capital. Additional restrictions may be imposed under other conditions. Emerging market companies may also be held to lower disclosures, corporate governance, auditing and financial reporting standards than companies in more developed markets. Frontier market countries (emerging market countries in an earlier stage of development) generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

China Investments Risk. There are special risks associated with investments in China and Taiwan, which are considered emerging market countries by the Fund. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. Further, investors in Chinese issuers may have difficulty obtaining information regarding the issuer, particularly high-quality and reliable financial reporting.

A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to the Fund. The Fund may also invest in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities ("VIEs") that operate in sectors in which China restricts and/or prohibits foreign investments. The Chinese government's acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Small and Medium Capitalization Companies' Risk. The Fund may invest in small and medium capitalization companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small and medium capitalization companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

Profitability Investment Risk. High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies.

Value Investment Risk. Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Fund of Funds Risk. The investment performance of the Fund is affected by the investment performance of the Underlying Fund in which the Fund invests. The ability of the Fund to achieve its investment objective depends on the ability of the Underlying Fund to meet its investment objective and on Dimensional's decisions regarding the allocation of the Fund's assets to the Underlying Fund. The Fund may allocate assets to the Underlying Fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of the Fund or the Underlying Fund will be achieved. When the Fund invests in the Underlying Fund, investors are exposed to a proportionate share of the expenses of the Underlying Fund in addition to the expenses of the Fund. Through its investments in the Underlying Fund, the Fund is subject to the risks of the Underlying Fund's investments.

Management Risk. The Fund is subject to management risk because it is actively managed. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Fund to incur losses or underperform relative to its benchmarks or other investments with similar investment objectives. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Liquidity Risk. Liquidity risk exists when investments are difficult to sell as the result of low trading volume, lack of market makers, and/or legal restrictions. Illiquid securities may prevent the Fund from entering into security transactions at advantageous times or prices, potentially reducing the return of the Fund's portfolio. Investments in smaller market capitalizations and over-the-counter markets have greater exposure to liquidity risk.

Derivatives Risk. Derivatives are instruments, such as futures, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty and credit risk (the risk that the derivative counterparty will not fulfill its contractual obligations, whether because of bankruptcy or other default), settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty), interest rate risk (the risk that certain derivatives are more sensitive to interest rate changes and market price fluctuations than other securities), liquidity risk, market risk, and management risk, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the sub-adviser's control, including instances at third parties. The Fund and the sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk. The Fund's and its service providers' use of internet, technology and information systems may expose the Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each of the last ten calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance, the MSCI All Country World ex USA Index. The performance prior to December 12, 2018 reflects the performance results obtained under a different sub-adviser that used different investment strategies. Had the current sub-adviser and investment strategies been in place during the periods shown, the performance results may have been different. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Highest quarterly return:  18.23% (for the quarter ended 12/31/2020)

Lowest quarterly return:  (26.33)% (for the quarter ended 3/31/2020)

The table below shows the Fund's average annual total returns for the periods indicated and how those returns compare to those of the MSCI All Country World ex USA Index. You cannot invest directly in an index. The Index is calculated on a total return basis and reflects no deduction for fees or expenses.

Average Annual Total Returns (for the periods ended December 31, 2022)

	One Year	Five Years	Ten Years
M International Equity Fund	(14.16)%	(0.16)%	2.48%
MSCI All Country World ex USA Index (reflects no deduction for fees or expenses)	(16.00)%	0.88%	3.80%

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and Dimensional is the sub-adviser for the Fund.

The Fund is managed by a team of investment professionals from Dimensional. The following persons are responsible for coordinating the day-to-day management of the Fund's portfolio:

Portfolio Manager	Since	Title
Jed S. Fogdall	December 2018	Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of Dimensional
Mary T. Phillips, CFA	December 2018	Deputy Head of Portfolio Management, North America, Member of the Investment Committee, Vice President and Senior Portfolio Manager of Dimensional
William B. Collins-Dean, CFA	December 2018	Vice President and Senior Portfolio Manager of Dimensional

Other Important Information

For important information about Purchase and Redemption of Fund Shares, Tax Information and Payments to Insurance Companies and their Affiliates, please turn to page 29 of this prospectus.

M LARGE CAP GROWTH FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If those fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees	0.59%
Distribution (12b-1) Fee	None
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.76%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If those fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$78	$243	$422	$942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities. Domestic equity securities, as determined by DSM Capital Partners LLC ("DSM"), the Fund's sub-adviser, in its discretion, include, but are not limited to common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Shares of foreign domiciled issuers that primarily trade on a U.S. exchange are generally considered by DSM to be domestic equity securities. Also, as determined by DSM, issuers that issue domestic equity securities may be domiciled and/or headquartered anywhere in the world. The Fund may generally invest up to 20% of its assets in equity securities of foreign issuers, including American Depositary Receipts and similar securities. DSM defines "large cap" as capitalizations of $10 billion or more. The Fund will generally contain 25 to 35 equity securities.

This strategy to invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

DSM uses a "bottom-up," idea-driven approach and focuses on a long-term (e.g., three-year minimum) investment horizon.

DSM seeks to invest in growing businesses with solid fundamentals, attractive profitability and successful management. Candidate companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than average S&P 500 companies. Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamentals, all as determined by DSM.

In its stock valuation work, DSM focuses primarily on P/E ratios. P/E is the ratio of a company's share price to its per-share earnings. DSM will generally only buy a stock that it believes has a forward four-quarter P/E ratio that will rise over the next three years. To accomplish this, a target P/E ratio that DSM believes is reasonable and rational and is reflective of a fair valued stock three years from now is selected. DSM will typically buy when the company's stock clears two hurdles: 1. it must have attractive fundamental business characteristics that translate into a reasonably predictable and growing stream of earnings and 2. it must have a P/E on forward four quarters earnings that is normally 8% to 10% below the target P/E three years from the calculation point. In order to determine a target P/E, DSM takes into consideration a number of qualitative and quantitative factors. Among the qualitative factors are barriers to entry, number of competitors, economic cyclicality, customer loyalty, price competition, global reach, government involvement and management quality. Among the quantitative factors are historic revenue and EPS growth, projected revenue and EPS growth, margins, return on assets, return on equity, capital expenditures relative to net income and the historic range of P/E over the last five years. Once a target P/E has been agreed upon, it may occasionally be adjusted.

Additionally, Environmental, Social, and Governance ("ESG") is an important part of DSM's investment process and is fully integrated into its stock selection, monitoring, and selling processes. DSM assigns a proprietary ESG score to every company that it researches. Scores range from 0 to 10 (with 10 being the best), and DSM utilizes MSCI's ESG Controversies as a starting point to make adjustments to ESG scores across five key categories: environment, customers, human rights / community, labor rights / supply chain, and governance. These categories are then broken down further into over 20 subcategories. Each Analyst/Portfolio Manager at DSM completes in-depth research on ESG issues impacting a company and assigns scores using a consistent in-house methodology. DSM stores all ESG communications and developments in centralized folders so that companies' ESG histories and DSM's ESG activities are available to all Analyst/Portfolio Managers. In addition to weekly updates from MSCI, DSM's investment team utilizes in-depth ongoing monitoring to identify ESG issues not fully captured by MSCI.

ESG scores are included in DSM's internal summaries and have an impact on DSM's investment decisions. ESG considerations and the implementation of ESG scores and in-house research have both kept DSM from investing in certain companies and have led to DSM selling portfolio holdings.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. The Fund's share price will fluctuate, which means you could lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Large-Capitalization Investing Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Market Risk. Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

COVID-19 Pandemic Risk. The global outbreak of the novel coronavirus and related disease (COVID-19) continues to create significant economic and social uncertainty throughout the world and is causing significant related market volatility. In particular, travel restrictions, disruption of healthcare systems, quarantines and supply chain disruptions are having significant economic impacts. These impacts are on-going and may last for an extended period of time. The COVID-19 pandemic, other pandemics or epidemics, and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant adverse impact on the Fund and its investments and could result in increased volatility of the Fund's net asset value.

Growth Securities Risk. The Fund invests in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole and may underperform when compared to securities with different investment parameters. Under certain market conditions, growth securities have performed better during the later stages of economic recovery. Therefore, growth securities may go in and out of favor over time.

ESG Risk. ESG is an important part of DSM's investment process and is fully integrated into its stock selection, monitoring, and selling processes. There is no guarantee that DSM's ESG policy will result in the optimal asset allocation or portfolio construction leading to the best risk-adjusted returns. Moreover, the companies or industries subject to negative screening may not necessarily correspond directly with investors' own subjective views or ethical and moral standards or ESG aspirations. ESG considerations may be based on company disclosures or third-party information sources that are forward looking statements of intent and not necessarily fact-based or objectively measurable. This lack of uniformity and objective metrics can lead to missed opportunities or miscalculations as to the realized future impact of perceived positive and negative ESG factors on company fundamentals, leading to less than desired investment outcomes. DSM makes no express or implied representations or warranties regarding the accuracy, completeness, effectiveness, fairness, or fitness for a particular purpose with respect to ESG assessments, negative screens, integration or engagement activities.

Sustainability Risk. DSM's ESG policy integrates sustainability risks into its investment objectives and policies by identifying, evaluating and managing relevant risks. DSM measures and integrates sustainability risks based on their financial materiality using a blend of inputs including proprietary analysis and third-party information sources. Sustainability risks may be based on company disclosures or third-party information sources that are forward looking statements of intent and not necessarily fact-based or objectively measurable. There is no guarantee that this data will be correctly assessed. A "sustainability risk" means an environmental, social or governance event or condition that, if it occurs, could cause an actual or a potential material negative impact on the value of the investment. If a sustainability risk associated with an investment materializes, it could lead to the loss in value of an investment. Sustainability risks may vary from investment to investment and could include, but are not limited to, risks of environmental damage, social risks (including safety and human rights violations and exploitation), governance risks (inadequate oversight and internal governance of the companies, including management and board structure, compensation and approach to anti-bribery and anti-corruption, litigation risks linked to ESG issues, as well as the risk of political and regulatory changes on investments related to each of the foregoing.

Preferred Stock Risk. Preferred stocks are subject not only to issuer-specific and market risks generally applicable to equity securities, but also risks associated with fixed-income securities, such as interest rate risk. A company's preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a company's preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock. An issuer may decide to call its outstanding preferred stock in various environments based on its assessment of the relative cost of capital across the company's capital structure.

Convertible Securities Risk. The market price of a convertible security generally tends to behave like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Because a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

Rights and Warrants Risk. Rights and warrants involve the risk that a Fund could lose the purchase price of such instruments if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants or rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Liquidity Risk. Liquidity risk exists when investments are difficult to sell as the result of low trading volume, lack of market makers, and/or legal restrictions. Illiquid securities may prevent the Fund from entering into security transactions at advantageous times or prices, potentially reducing the return of the Fund's portfolio. Investments in smaller market capitalizations and over-the-counter markets have greater exposure to liquidity risk.

Investing in a Small Number of Securities Risk. As a result of the relatively small number of securities held by the Fund, there may be more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the strategy's performance.

Management Risk. The Fund is subject to management risk because it is actively managed. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Fund to incur losses or underperform relative to its benchmarks or other investments with similar investment objectives. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the sub-adviser's control, including instances at third parties. The Fund and the sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk. The Fund's and its service providers' use of internet, technology and information systems may expose the Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Foreign Securities and Currencies Risk. Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Fund does not hedge foreign security risk or foreign currency risk.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact the Fund's performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Companies, including banks and financial services companies, could suffer losses if interest rates rise or economic conditions deteriorate.

Additional Market Disruption Risk. In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the U.S., issued broad-ranging sanctions on Russia and certain Russian companies and individuals. Although the hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia's economy, currency, companies and region, these events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund's investments and performance beyond any direct or indirect exposure the Fund may have to Russian issuers or those of adjoining geographic regions. The sanctions and compliance with these sanctions may impair the ability of the Fund to buy, sell, hold or deliver Russian securities and/or other assets, including those listed on U.S. or other exchanges. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. Accordingly, there may be a heightened risk of cyberattacks by Russia in response to the sanctions. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on the Fund's investments as well as the Fund's performance, and the value or liquidity of certain securities held by the Fund may decline significantly. In addition, rising tensions between China and Taiwan over a forced reunification have caused concerns in the region and globally. China sees self-ruled Taiwan as a breakaway province that will eventually be part of China again. Previous efforts by China's leadership sought to bring about reunification by non-military means. In 2021, concerns escalated when China began sending military aircraft into Taiwan's air defense zone, a self-declared area where foreign aircraft are identified, monitored and controlled in the interests of Taiwan's national security. These actions have caused Taiwan and other countries to fear further escalation in the region.

China Investments Risk. There are special risks associated with investments in China and Taiwan, which are considered emerging market countries by the Fund. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. Further, investors in Chinese issuers may have difficulty obtaining information regarding the issuer, particularly high-quality and reliable financial reporting.

A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in China, such as China A-shares, are also subject to trading restrictions, quota limitations and less market liquidity, which could pose risks to the Fund. The Fund may also invest in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities ("VIEs") that operate in sectors in which China restricts and/or prohibits foreign investments. The Chinese government's acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each of the last ten calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance, the Russell 1000® Growth Index. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Highest quarterly return:  25.91% (for the quarter ended 6/30/2020)

Lowest quarterly return:  (17.70)% (for the quarter ended 6/30/2022)

The table below shows the Fund's average annual total returns for the periods indicated and how those returns compare to those of the Russell 1000® Growth Index. You cannot invest directly in an index. The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns (for the periods ended December 31, 2022)

	One Year	Five Years	Ten Years
M Large Cap Growth Fund	(25.41)%	8.60%	12.73%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	(29.14)%	10.96%	14.10%

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and DSM is the sub-adviser for the Fund.

The Fund is managed by a team of investment professionals from DSM. The following persons are primarily responsible for the day-to-day management of the Fund's portfolio:

Portfolio Manager	Since	Title
Daniel Strickberger	October 2009	Managing Partner and Chief Investment Officer ("CIO")
Justin Burk, CFA	October 2009	Portfolio Manager/Research Analyst
David McVey, CFA	October 2009	Portfolio Manager/Research Analyst, Deputy CIO
Steve Tish, CFA	October 2009	Portfolio Manager/Research Analyst
Eric Woodworth, CFA	October 2009	Portfolio Manager/Research Analyst, Deputy CIO
Hannah Chiang	April 2015	Portfolio Manager/Research Analyst
Takamune Fujikawa, CFA	May 2018	Portfolio Manager/Research Analyst
Shirley Hu Anderson, CFA	August 2021	Portfolio Manager/Research Analyst
Giles Evans, CFA	June 2021	Analyst

Other Important Information

For important information about Purchase and Redemption of Fund Shares, Tax Information and Payments to Insurance Companies and their Affiliates, please turn to page 29 of this prospectus.

M CAPITAL APPRECIATION FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If those fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees[1]	0.81%
Distribution (12b-1) Fee	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.00%

1 The Management Fee has been restated from 0.86% to 0.81% to reflect a new management fee rate schedule effective May 1, 2023.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If those fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$102	$320	$554	$1,229

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund principally invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the

Russell 2500® Index. As of March 31, 2023, the market capitalization range of companies in the Russell 2500® Index was between approximately $2.6 million and $23.8 billion. The Fund may invest up to 15% of the value of its total assets in equity securities of foreign issuers.

The Fund's sub-adviser, Frontier Capital Management Company, LLC ("Frontier") seeks long-term capital appreciation by employing a Growth-At-A-Reasonable-Price approach to identify, in its view, the best risk/reward investment ideas in the U.S. small- and mid-capitalization equity universe. Frontier purchases companies that, in its view, have above-average earnings growth potential and are available at reasonable valuations. Frontier's philosophy combines rigorous bottom-up fundamental analysis with a proven investment process.

Frontier may sell stocks for a number of reasons, including when price objectives are reached, fundamental conditions have changed so that future earnings progress is likely to be adversely affected, or a stock is fully invested and an attractive, new opportunity causes the sale of a current holding with less appreciation potential. Frontier does not sell stocks solely on changes to a company's market capitalization.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. The Fund's share price will fluctuate which, means you could lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Small and Medium Capitalization Companies' Risk. The Fund may invest in small and medium capitalization companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small and medium capitalization companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

Foreign Securities and Currencies Risk. Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The Fund does not hedge foreign security risk or foreign currency risk.

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact the Fund's performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Companies, including banks and financial services companies, could suffer losses if interest rates rise or economic conditions deteriorate.

Additional Market Disruption Risk. In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the U.S., issued broad-ranging sanctions on Russia and certain Russian companies and individuals. Although the hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia's economy, currency, companies and region, these events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund's investments and performance beyond any direct or indirect exposure the Fund may have to Russian issuers or those of adjoining geographic regions. The sanctions and compliance with these sanctions may impair the ability of the Fund to buy, sell, hold or deliver Russian securities and/or other assets, including those listed on U.S. or other exchanges. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. Accordingly, there may be a heightened risk of cyberattacks by Russia in response to the sanctions. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on the Fund's investments as well as the Fund's performance, and the value or liquidity of certain securities held by the Fund may decline significantly. In addition, rising tensions between China and Taiwan over a forced reunification have caused concerns in the region and globally. China sees self-ruled Taiwan as a breakaway province that will eventually be part of China again. Previous efforts by China's leadership sought to bring about reunification by non-military means. In 2021, concerns escalated when China began sending military aircraft into Taiwan's air defense zone, a self-declared area where foreign aircraft are identified, monitored and controlled in the interests of Taiwan's national security. These actions have caused Taiwan and other countries to fear further escalation in the region.

Market Risk. Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

COVID-19 Pandemic Risk. The global outbreak of the novel coronavirus and related disease (COVID-19) continues to create significant economic and social uncertainty throughout the world and is causing significant related market volatility. In particular, travel restrictions, disruption of healthcare systems, quarantines and supply chain disruptions are having significant economic impacts. These impacts are on-going and may last for an extended period of time. The COVID-19 pandemic, other pandemics or epidemics, and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant adverse impact on the Fund and its investments and could result in increased volatility of the Fund's net asset value.

Growth Securities Risk. The Fund invests in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole and may underperform when compared to securities with different investment parameters. Under certain market conditions, growth securities have performed better during the later stages of economic recovery. Therefore, growth securities may go in and out of favor over time.

Liquidity Risk. Liquidity risk exists when investments are difficult to sell as the result of low trading volume, lack of market makers, and/or legal restrictions. Illiquid securities may prevent the Fund from entering into security transactions at advantageous times or prices, potentially reducing the return of the Fund's portfolio. Investments in smaller market capitalizations and over-the-counter markets have greater exposure to liquidity risk.

Management Risk. The Fund is subject to management risk because it is actively managed. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Fund to incur losses or underperform relative to its benchmarks or other investments with similar investment objectives. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the sub-adviser's control, including instances at third parties. The Fund and the sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk. The Fund's and its service providers' use of internet, technology and information systems may expose the Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each of the last ten calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance, the Russell 2500® Index. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Highest quarterly return:  32.36% (for the quarter ended 6/30/2020)

Lowest quarterly return:  (35.85)% (for the quarter ended 3/31/2020)

The table below shows the Fund's average annual total returns for the periods indicated and how those returns compare to those of the Russell 2500® Index. You cannot invest directly in an index. The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns (for the periods ended December 31, 2022)

	One Year	Five Years	Ten Years
M Capital Appreciation Fund	(18.14)%	4.65%	10.21%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	(18.37)%	5.89%	10.03%

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and Frontier is the sub-adviser for the Fund.

The following people are primarily responsible for the day-to-day management of the Fund's portfolio:

Portfolio Manager	Since	Title
Andrew B. Bennett, CFA	December 2013	Portfolio Manager
Peter G. Kuechle	April 2018	Portfolio Manager

Other Important Information

For important information about Purchase and Redemption of Fund Shares, Tax Information and Payments to Insurance Companies and their Affiliates, please turn to page 29 of this prospectus.

M LARGE CAP VALUE FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If those fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees	0.43%
Distribution (12b-1) Fee	None
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.63%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If those fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. Brandywine Global Investment Management, LLC ("Brandywine"), the Fund's sub-adviser, defines "large capitalization" companies as those companies with market capitalizations similar to companies in the Russell 1000® Index. As of March 31, 2023, the market capitalization range of companies in the Russell 1000® Index was between approximately $455 million and $2.6 trillion. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

The Fund invests primarily in equity securities that, in Brandywine's opinion, are undervalued or out of favor. Brandywine invests in securities that meet its value criteria, primarily price-to-earnings, price-to-book, price momentum and share change and quality, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 175-250 stocks under normal market conditions.

Brandywine bases portfolio price targets on quantitative criteria determined in its sell process. Brandywine's systems update these quantitatively determined buy and sell limits on a daily basis. Buy candidates must have a price that qualifies the stock as a value such that the price-to-earnings ratio is in the lower 40% of its universe or the price-to-book is in the lower 25% of its universe at time of purchase. Additionally, the current price compared to the price nine months ago must place it above the lower quartile of other universe stocks when ranked by nine-month price momentum and the change in shares outstanding over the past year must place it below the upper quartile.

Sell candidates will have a price that when compared to earnings and book place the stock above the median on a price-to-earnings basis and above the 40th percentile on a price-to-book basis. If a stock's price declines relative to the universe such that it falls to the lower 10% of stocks as ranked on nine-month price momentum or the company issues sufficient shares to rank among the top 10% largest issuers (as a percentage of shares outstanding) in the year, the holding will be a sell candidate. Additionally, a stock will be sold if the capitalization falls 20% below the minimum purchase capitalization criteria.

Brandywine may modify buy and sell trigger points and decisions only due to tracking error considerations, trading opportunities or limitations such as position, industry or sector size. Brandywine does not violate its buy and sell rules based on analyst affinity for the stock. Its investment process requires disciplined buy and sell decisions rules with carefully outlined exceptions.

If a security experiences a severe fundamental deterioration event that is not captured in the price change, share change or valuation rules, Brandywine will initiate a sell. The rank order of the most common occurrences are price momentum, valuation expansion into the sell range, share issuance or fundamental deterioration.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. The Fund's share price will fluctuate, which means you could lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Large-Capitalization Investing Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact the Fund's performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Companies, including banks and financial services companies, could suffer losses if interest rates rise or economic conditions deteriorate.

Additional Market Disruption Risk. In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the U.S., issued broad-ranging sanctions on Russia and certain Russian companies and individuals. Although the hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia's economy, currency, companies and region, these events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund's investments and performance beyond any direct or indirect exposure the Fund may have to Russian issuers or those of adjoining geographic regions. The sanctions and compliance with these sanctions may impair the ability of the Fund to buy, sell, hold or deliver Russian securities and/or other assets, including those listed on U.S. or other exchanges. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. Accordingly, there may be a heightened risk of cyberattacks by Russia in response to the sanctions. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on the Fund's investments as well as the Fund's performance, and the value or liquidity of certain securities held by the Fund may decline significantly. In addition, rising tensions between China and Taiwan over a forced reunification have caused concerns in the region and globally. China sees self-ruled Taiwan as a breakaway province that will eventually be part of China again. Previous efforts by China's leadership sought to bring about reunification by non-military means. In 2021, concerns escalated when China began sending military aircraft into Taiwan's air defense zone, a self-declared area where foreign aircraft are identified, monitored and controlled in the interests of Taiwan's national security. These actions have caused Taiwan and other countries to fear further escalation in the region.

Market Risk. Investments in common stocks are subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

Value Investment Risk. Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause the Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Management Risk. The Fund is subject to management risk because it is actively managed. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Fund to incur losses or underperform relative to its benchmarks or other investments with similar investment objectives. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

COVID-19 Pandemic Risk. The global outbreak of the novel coronavirus and related disease (COVID-19) continues to create significant economic and social uncertainty throughout the world and is causing significant related market volatility. In particular, travel restrictions, disruption of healthcare systems, quarantines and supply chain disruptions are having significant economic impacts. These impacts are on-going and may last for an extended period of time. The COVID-19 pandemic, other pandemics or epidemics, and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant adverse impact on the Fund and its investments and could result in increased volatility of the Fund's net asset value.

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the sub-adviser's control, including instances at third parties. The Fund and the sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk. The Fund's and its service providers' use of internet, technology and information systems may expose the Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Liquidity Risk. Liquidity risk exists when investments are difficult to sell as the result of low trading volume, lack of market makers, and/or legal restrictions. Illiquid securities may prevent the Fund from entering into security transactions at advantageous times or prices, potentially reducing the return of the Fund's portfolio. Investments in smaller market capitalizations and over-the-counter markets have greater exposure to liquidity risk.

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year since for each of the last ten calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance, the Russell 1000® Value Index. The performance prior to May 1, 2013 and December 31, 2019 reflects the performance results obtained under two different successive sub-advisers that used different investment strategies. Had the current sub-adviser and investment strategies been in place during that period, the performance results may have been different. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Highest quarterly return:  16.06% (for the quarter ended 12/31/2022)

Lowest quarterly return:  (28.75)% (for the quarter ended 3/31/2020)

The table below shows the Fund's average annual total returns for the periods indicated and how those returns compare to those of the Russell 1000® Value Index. You cannot invest directly in an index. The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns (for the periods ended December 31, 2022)

	One Year	Five Years	Ten Years
M Large Cap Value Fund	(1.45)%	5.80%	9.35%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	(7.54)%	6.67%	10.29%

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and Brandywine is the sub-adviser for the Fund.

The Fund is managed by a team of portfolio managers, who are primarily responsible for the day-to-day management of the Fund's portfolio. The team is led by:

Portfolio Managers	Since	Title
Joseph J. Kirby	May 2020	Portfolio Manager
Henry F. Otto	May 2020	Managing Director and Portfolio Manager
Steven M. Tonkovich	May 2020	Managing Director and Portfolio Manager

Other Important Information

For important information about Purchase and Redemption of Fund Shares, Tax Information and Payments to Insurance Companies and their Affiliates, please turn to page 29 of this prospectus.

PURCHASING FUND SHARES

The Funds are available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. Those insurance companies may offer other portfolios in addition to offering the Funds. You cannot buy shares of the Funds directly. You can invest indirectly in the Funds through your purchase of a variable annuity or variable life insurance contract. You should read this prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options.

The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies. The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

REDEEMING FUND SHARES

To meet various obligations under the variable annuity or variable life insurance contracts, the insurance company separate accounts may redeem Fund shares to generate cash. For example, a separate account may redeem Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the redemption are usually sent to the separate account on the next business day. The Funds may suspend redemptions of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

TAX INFORMATION

Each Fund expects to qualify for taxation as a regulated investment company under subchapter M of chapter 1 of the Internal Revenue Code of 1986 for each taxable year. To qualify for taxation as a regulated investment company, each Fund must satisfy certain source-of-income, asset-diversification, and annual distribution requirements. Provided that a Fund satisfies the requirements to be taxed as a regulated investment company for each taxable year, such Fund will not be subject to U.S. federal income tax at corporate rates on its ordinary income and capital gains that it timely distributes to its shareholders. Each Fund intends to distribute to its shareholders substantially all of its ordinary income and capital gains, if any, on an annual basis. Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Fund generally are not subject to U.S. federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until amounts are withdrawn from their contracts. Please refer to the prospectus for the variable annuity or variable life insurance contract for tax information regarding those products.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Funds are not sold directly to the general public but instead are offered as an underlying investment option for variable insurance contracts. The Funds and their related companies currently do not, but may, make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. Such payments, if any, may be a factor that the insurance company considers in including the Funds as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

INVESTMENT STRATEGIES

M INTERNATIONAL EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation. The Fund's investment objective may be changed by a vote of the Board of Directors of the Corporation without shareholder approval, but should the Fund decide to change this goal, it will provide shareholders with at least 30 days' notice.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by purchasing a broad and diverse group of securities of non-U.S. companies. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies relative to the Non-U.S. Universe. For purposes of the Fund, Dimensional defines the Non-U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the Non-U.S. Universe it represents) of non-U.S. companies in developed and emerging markets, which may include frontier markets, that have been authorized for investment as "Approved Markets" by Dimensional's Investment Committee. The Fund may pursue its investment objective by investing its assets directly and/or indirectly in the Underlying Fund, which is also managed by the sub-adviser. For more information on the investment objective and strategies of the Underlying Fund please see below. Market capitalization weighted means that a company's weighting in the non-U.S. Universe is proportional to that company's actual market capitalization compared to the total market capitalization of all eligible companies. The higher the company's relative market capitalization, the greater its representation.

The Fund's increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Fund's assets to larger capitalization, higher relative price, or lower profitability companies relative to their weight in the Non-U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, Dimensional may consider additional factors, such as price-to-cash-flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria Dimensional uses for assessing relative price and profitability are subject to change from time to time.

Dimensional may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, price momentum, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that Dimensional determines to be appropriate.

In determining which emerging market countries are eligible markets for the Fund, Dimensional may consider various factors, including, without limitation, the data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank), the International Finance Corporation, FTSE International, and MSCI. Approved Markets may not include all such emerging markets. In determining whether to approve emerging markets for investment, Dimensional may take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Fund.

Dimensional may consider a small capitalization company's investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high investment as measured by the company's recent asset growth. The Fund will generally not exclude more than 5%

of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria Dimensional uses for assessing investment characteristics are subject to change from time to time. Dimensional may decrease the amount that the Fund invests in eligible small capitalization companies that have lower profitability and/or higher relative prices.

In general, securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities generally will not be sold solely to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in Dimensional's judgment, circumstances warrant their sale, including but not limited to tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of the Fund.

In attempting to respond to adverse market, economic, political, or other conditions, the Fund may, from time to time, invest its assets in a temporary defensive manner that is inconsistent with the Fund's principal investment strategies. In these circumstances, the Fund may be unable to achieve its investment objective.

Other Investment Strategies

Although the following are not principal investment strategies, the Fund may also:

•  invest in exchange-traded funds for purposes of gaining exposure to the equity markets, including the United States, while maintaining liquidity;

•  keep a portion of assets in cash or cash equivalents pending investment or for liquidity purposes;

•  lend its portfolio securities; and

•  engage in relatively active trading.

Investments in the Underlying Fund: Investment Objective, Strategies, and Policies of the Underlying Fund

The investment objective of the Underlying Fund is to achieve long-term capital appreciation. The Underlying Fund is designed to purchase a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development) in Approved Markets. The Underlying Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price, and higher profitability companies. The Underlying Fund's increased exposure to smaller capitalization, lower relative price, and higher profitability companies may be achieved by decreasing the allocation of the Underlying Fund's assets to larger capitalization, higher relative price, or lower profitability companies. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, Dimensional may consider additional factors such as price-to-cash flow or price-to-earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria Dimensional uses for assessing relative price and profitability are subject to change from time to time. Dimensional may also adjust the representation in the Underlying Fund of an eligible company, or exclude a company, after considering such factors as free float, price momentum, trading strategies, liquidity, size, relative price, profitability, investment characteristics and other factors that Dimensional determines to be appropriate. In assessing a company's investment characteristics, Dimensional considers ratios such as recent changes in assets divided by total assets. The criteria

Dimensional uses for assessing a company's investment characteristics are subject to change from time to time. The Underlying Fund will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The Underlying Fund may purchase or sell futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Underlying Fund. The Underlying Fund may also invest in China A-shares (equity securities of companies listed in China) and variable interest entities (special structures that utilize contractual arrangements to provide exposure to certain Chinese companies). The Underlying Fund may lend its portfolio securities to generate additional income.

M LARGE CAP GROWTH FUND

Investment Objective

The Fund seeks long-term capital appreciation. The Fund's investment objective may be changed by a vote of the Board of Directors of the Corporation without shareholder approval, but should the Fund decide to change this goal, it will provide shareholders with at least 30 days' notice.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities. Domestic equity securities, as determined by DSM, the Fund's sub-adviser, in its discretion, include, but are not limited to common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Shares of foreign domiciled issuers that primarily trade on a U.S. exchange are generally considered by DSM to be domestic equity securities. Also, as determined by DSM, issuers that issue domestic equity securities may be domiciled and/or headquartered anywhere in the world. The Fund may generally invest up to 20% of its assets in equity securities of foreign issuers, including American Depositary Receipts and similar securities. DSM defines "large cap" as capitalizations of $10 billion or more. The Fund will generally contain 25 to 35 equity securities. This strategy to invest at least 80% of its total assets in domestic equity securities of U.S. large capitalization securities is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

DSM uses a "bottom-up," idea-driven approach and focuses on a long-term (e.g., three-year minimum) investment horizon.

DSM seeks to invest in growing businesses with solid fundamentals, attractive profitability and successful management. Candidate companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than average S&P 500 companies. Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamentals, all as determined by DSM.

In its stock valuation work, DSM focuses primarily on P/E ratios. P/E is the ratio of a company's share price to its per-share earnings. DSM will generally only buy a stock that it believes has a forward four-quarter P/E ratio that will rise over the next three years. To accomplish this, a target P/E ratio that DSM believes is reasonable and rational and is reflective of a fair valued stock three years from now is selected. DSM will typically buy when the company's stock clears two hurdles: 1. it must have attractive fundamental business characteristics that translate into a reasonably predictable and growing stream of earnings and 2. it must have a P/E on forward four quarters earnings that is normally 8% to 10% below the target P/E three years from the calculation point. In order to determine a target P/E, DSM takes into consideration a number of qualitative and quantitative factors. Among the qualitative factors are barriers to entry, number of competitors, economic cyclicality, customer loyalty, price competition, global reach, government involvement and management quality. Among the quantitative factors are historic revenue and EPS growth, projected revenue and EPS growth, margins, return on assets, return on equity, capital expenditures relative to net income and the historic range of P/E over the last five years. Once a target P/E has been agreed upon, it may occasionally be adjusted.

Additionally, ESG is an important part of DSM's investment process and is fully integrated into its stock selection, monitoring, and selling processes. DSM assigns a proprietary ESG score to every company that it researches. Scores range from 0 to 10 (with 10 being the best), and DSM utilizes MSCI's ESG Controversies as a starting point to make adjustments to ESG scores across five key categories: environment, customers, human rights / community, labor rights / supply chain, and governance. These categories are then broken down further into over 20 subcategories. Each Analyst/Portfolio Manager at DSM completes in-depth research on ESG issues impacting a company and assigns scores using a consistent in-house methodology. DSM stores all ESG communications and developments in centralized folders so that companies' ESG histories and DSM's ESG activities are available to all Analyst/Portfolio Managers. In addition to weekly updates from MSCI, DSM's investment team utilizes in-depth ongoing monitoring to identify ESG issues not fully captured by MSCI.

ESG scores are included in DSM's internal summaries and have an impact on DSM's investment decisions. ESG considerations and the implementation of ESG scores and in-house research have both kept DSM from investing in certain companies and have led to DSM selling portfolio holdings.

DSM's investment team is responsible for engaging with companies directly by reaching out to investor relations, executive management or the board of directors, when appropriate, in order to better understand ESG matters and potentially influence or identify the need to influence relevant corporate practices. Engagements may take the form of direct in-person meetings, calls, emails, or letters. The length of each engagement will vary based on the materiality of the issue, a company's response, and how the information gathered is integrated into DSM's investment process. DSM monitors its engagements on an ongoing basis to evaluate the actions, if any, taken by a company as well as what further action may need to be taken by DSM.

While DSM engages with companies on a regular basis, and in some cases has seen actions taken by companies which reflect its engagement suggestions (such as share buy-backs or dividend initiations), the companies DSM tend to own have strong management teams and governance practices, extensive intellectual property, few or no competitors, sound and sensible employee practices, very few or negligible ESG issues and reasonably long runways to growth. Thus, DSM recognizes that the risks and return potential related to ESG issues are dynamic and may evolve over time and therefore it continues to monitor this activity and the need for active engagement.

Other Investment Strategies

Although the following are not principal investment strategies, the Fund may also:

•  invest in companies with market capitalizations below $10 billion;

•  keep a portion of assets in cash or cash equivalents pending investment or for liquidity purposes;

•  lend its portfolio securities; and

•  engage in relatively active trading.

The Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When the Fund takes a temporary defensive position, it will invest all or a substantial portion of its assets in U.S. or Foreign Government securities, money market funds or securities, or other debt instruments. During these times, the Fund may not achieve its investment objective.

M CAPITAL APPRECIATION FUND

Investment Objective

The Fund seeks long-term capital appreciation. The Fund's investment objective may be changed by a vote of the Board of Directors of the Corporation without shareholder approval, but should the Fund decide to change this goal, it will provide shareholders with at least 30 days' notice.

Principal Investment Strategies

The Fund principally invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500® Index. As of March 31, 2023, the market capitalization range of companies in the Russell 2500® Index was between approximately $2.6 million and $23.8 billion. The Fund may invest up to 15% of the value of its total assets in equity securities of foreign issuers.

Frontier, the Fund's sub-adviser, seeks long-term capital appreciation by employing a Growth-At-A-Reasonable-Price approach to identify, in its view, the best risk/reward investment ideas in the U.S. small- and mid-capitalization equity universe. Frontier purchases companies that, in its view, have above-average earnings growth potential and are available at reasonable valuations. Frontier's philosophy combines rigorous bottom-up fundamental analysis with a proven investment process.

Frontier may sell stocks for a number of reasons, including when price objectives are reached, fundamental conditions have changed so that future earnings progress is likely to be adversely affected, or a stock is fully invested and an attractive, new opportunity causes the sale of a current holding with less appreciation potential. Frontier does not sell stocks solely on changes to a company's market capitalization.

Other Investment Strategies

Although the following are not principal investment strategies, the Fund may:

•  invest in companies with market capitalizations of $500 million or less;

•  invest in recently organized companies;

•  keep a portion of assets in cash or cash equivalents pending investment or for liquidity purposes; and

•  lend its portfolio securities.

The Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When the Fund takes a temporary defensive position, it will invest all or a substantial portion of its assets in U.S. Government securities, money market funds or securities, or other debt instruments. During these times, the Fund may not achieve its investment objective.

M LARGE CAP VALUE FUND

Investment Objective

The Fund seeks long-term capital appreciation. The Fund's investment objective may be changed by a vote of the Board of Directors of the Corporation without shareholder approval, but should the Fund decide to change this goal, it will provide shareholders with at least 30 days' notice.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in issuers domiciled, or having their principal activities, in the United States, at the time of investment or other instruments with similar economic characteristics. In addition, the Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. Brandywine, the Fund's sub-adviser, defines "large capitalization" companies as those companies with market capitalizations similar to companies in the Russell 1000® Index. The size of the companies in the Index changes with market conditions and the composition of the Index. As of March 31, 2023, the market capitalization range of companies in the Russell 1000® Index was between approximately $455 million and $2.6 trillion. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

The Fund invests primarily in equity securities that, in Brandywine's opinion, are undervalued or out of favor. Brandywine invests in securities that meet its value criteria, primarily price-to-earnings, price-to-book, price momentum and share change and quality, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 175-250 stocks under normal market conditions.

Brandywine bases portfolio price targets on quantitative criteria determined in its sell process. Brandywine's systems update these quantitatively determined buy and sell limits on a daily basis. Buy candidates must have a price that qualifies the stock as a value such that the price-to-earnings ratio is in the lower 40% of its universe or the price-to-book is in the lower 25% of its universe at time of purchase. Additionally, the current price compared to the price nine months ago must place it above the lower quartile of other universe stocks when ranked by nine-month price momentum and the change in shares outstanding over the past year must place it below the upper quartile.

Sell candidates will have a price that when compared to earnings and book place the stock above the median on a price-to-earnings basis and above the 40th percentile on a price-to-book basis. If a stock's price declines relative to the universe such that it falls to the lower 10% of stocks as ranked on nine-month price momentum or the company issues sufficient shares to rank among the top 10% largest issuers (as a percentage of shares outstanding) in the year, the holding will be a sell candidate. Additionally, a stock will be sold if the capitalization falls 20% below the minimum purchase capitalization criteria.

Brandywine may modify buy and sell trigger points and decisions only due to tracking error considerations, trading opportunities or limitations such as position, industry or sector size. Brandywine does not violate its buy and sell rules based on analyst affinity for the stock. Its investment process requires disciplined buy and sell decisions rules with carefully outlined exceptions.

If a security experiences a severe fundamental deterioration event that is not captured in the price change, share change or valuation rules, Brandywine will initiate a sell. The rank order of the most common occurrences are price momentum, valuation expansion into the sell range, share issuance or fundamental deterioration.

Other Investment Strategies

Although the following are not principal investment strategies, the Fund may also:

•  keep a portion of assets in cash or cash equivalents pending investment or liquidity needs;

•  lend its portfolio securities; and

•  engage in relatively active trading.

The Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When the Fund takes a temporary defensive position, it will invest all or a substantial portion of its assets in U.S. Government securities, money market funds or securities, or other debt instruments. During these times, the Fund may not achieve its investment objective.

SECURITY TYPES

Equity Securities. Equity securities include:

•  common stocks;

•  preferred stocks;

•  securities convertible into common stocks; and

•  equity and index linked notes.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), International Depositary Receipts (IDRs) and Global Depositary Receipts (GDRs). ADRs, EDRs, IDRs and GDRs are securities that represent an ownership interest in a foreign security. ADRs are generally issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs, IDRs and GDRs are European, international and global receipts, respectively, evidencing a similar arrangement. ADRs, EDRs, IDRs and GDRs may be sponsored (issued with the cooperation of the issuer whose stock underlies the receipt) by the issuer or be unsponsored (issued without the involvement of the issuer whose stock underlies the receipt). The issuers of unsponsored ADRs, EDRs, IDRs and GDRs are not required to disclose certain material information to the holders of such securities, as are issuers of sponsored securities.

Foreign Issuer. A foreign issuer is one that is organized under the laws of a foreign country and is:

•  unlisted or listed primarily on a non-U.S. exchange; or

•  listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored ADR.

Emerging Market Securities. Emerging market securities are issued by a company that:

•  has its principal trading market for its stock in a country other than those currently listed as a "developed market" by Morgan Stanley Capital International;

•  is organized under the laws of, and with a principal office in, an emerging market country;

•  has its principal activities located in an emerging market country; or

•  derives at least 50% of its revenues or profits from operations within an emerging market country.

RISKS OF INVESTING IN THE FUNDS

Principal Risks of Investing in the Funds

Risk	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Additional Market Disruption Risk	•	•	•	•
China Investments Risk	•	•
Convertible Securities Risk		•
COVID-19 Pandemic Risk	•	•	•	•
Cyber Security Risk	•	•	•	•
Derivatives Risk	•
Economic and Market Events Risk	•	•	•	•
Emerging Markets Risk	•
ESG Risk		•
Foreign Securities and Currencies Risk	•	•	•
Fund of Funds Risk	•
Growth Securities Risk		•	•
Investing in a Small Number of Securities Risk		•
Large-Capitalization Investing Risk		•		•
Liquidity Risk	•	•	•	•
Management Risk	•	•	•	•
Market Risk	•	•	•	•
Operational Risk	•	•	•	•
Preferred Stock Risk		•
Profitability Investment Risk	•
Rights and Warrants Risk		•
Small and Medium Capitalization Companies' Risk	•		•
Sustainability Risk		•
Value Investment Risk	•			•

Non-Principal Risks of Investing in the Funds

Risk	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Recently Organized Companies and IPOs			•
Securities Lending	•	•	•	•

Principal Risks

Additional Market Disruption Risk. In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications ("SWIFT"), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; result in a decline in the value and liquidity of Russian securities; result in boycotts, tariffs, and purchasing and financing restrictions on Russia's government, companies and certain individuals; weaken the value of the ruble; downgrade the country's credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. Countermeasures or retaliatory actions by Russia may further impair the value and liquidity of Russian securities.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on a Fund's investments and performance beyond any direct or indirect exposure a Fund may have to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the World, which may negatively impact such countries and the companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including in the United States and Europe.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and any future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on Fund performance and the value and liquidity of an investment in the Fund, particularly with respect to Russian exposure.

China Investments Risk. There are special risks associated with investments in China, Hong Kong and Taiwan. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. Investors in Chinese issuers may have difficulty obtaining information regarding the issuer, particularly high-quality and reliable financial reporting. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. The Chinese economy is also vulnerable to the long-running disagreements with Hong Kong related to integration.

A Fund investing in China A-shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a Fund's ability to invest in China A-shares through the Stock Connect program. Trading through Stock Connect may require pre-validation of cash or securities prior to acceptance of orders. This requirement may limit a Fund's ability to dispose of its A-shares purchased through Stock Connect in a timely manner.

A primary feature of the Stock Connect program is the application of the home market's laws and rules applicable to investors in China A-shares. Therefore, a Fund's investments in Stock Connect China A-shares are generally subject to the securities regulations and listing rules of the People's Republic of China ("PRC"), among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A-shares may fluctuate at times when a Fund is unable to add to or exit its position, which could adversely affect the Fund's performance.

Changes in the operation of the Stock Connect program may restrict or otherwise affect a Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened generally by the developing state of the PRC's investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. An investment in China A-Shares is also generally subject to the risks identified under "Emerging Markets Risk," and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China. Certain investments in Chinese companies may be made through a special structure known as a VIE. In a VIE structure, foreign investors, such as a Fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a Fund's returns and net asset value ("NAV").

Convertible Securities Risk. The market price of a convertible security generally tends to behave like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Because a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

COVID-19 Pandemic Risk. The COVID-19 pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and customer activity, as well as general concern and uncertainty. Certain of these impacts, such as border closings and quarantines, have subsided but the impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including Fund service providers and issuers of the Fund's investments, and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund's performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.

Cyber Security Risk. Intentional cyber security breaches include: unauthorized access to systems, networks or devices (such as through "hacking" activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws). A cyber security breach could result in the loss or theft of customer data or funds, the inability to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Adviser, a sub-adviser or other service providers to incur regulatory penalties, reputational damage, litigation expenses, additional compliance costs, or significant financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund's investments to lose value.

Derivatives Risk. Derivatives are instruments, such as futures, and options thereon, and foreign currency forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the M International Equity Fund uses derivatives, the Fund will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty and credit risk (the risk that the derivative counterparty will not fulfill its contractual obligations, whether because of bankruptcy or other default), settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty), interest rate risk (the risk that certain derivatives are more sensitive to interest rate changes and market price fluctuations than other securities), liquidity risk, market risk, and management risk, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the M International Equity Fund could lose more than the principal amount invested.

SEC Rule 18f-4 (the "Derivatives Rule") regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term "derivatives" to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase agreements. Under the Derivatives Rule, a Fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. The M International Equity Fund qualifies as a "limited derivatives user," which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. As such, M International Equity Fund is required to adopt and implement polices reasonably designed to manage its derivatives risks.

Economic and Market Events Risk. Economic events historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included bankruptcies, corporate restructurings, and similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe and other countries; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; China's economic slowdown; and regional armed conflict, such as the war between Russia and Ukraine. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve ("Fed") or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

Beginning in March 2022, the Fed began progressively increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of a Fund's investments, and the Fund's NAV, to decline, potentially suddenly and significantly. As a result, a Fund may experience high redemptions and increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund's performance.

In addition, as the Fed increases the target Fed Funds Rate, any such increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on a Fund.

Political turmoil within the U.S. and abroad may also impact a Fund. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund's investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. Such actions could lead to price volatility and overall declines in U.S. and global investment markets.

There is a risk that the present value of assets or income from investments will be less in the future as rising prices (inflation) reduce their purchasing power. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund's investments may be affected, which may reduce the Fund's performance. While overshadowed by recent rapid inflation, there is also a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time (deflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Historically, securities issued in emerging and frontier markets have been subject to a greater risk of inflationary or deflationary forces, and more developed markets have been better able to use monetary policy to normalize markets.

Emerging Markets Risk. Investments in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid and more volatile than the securities markets of developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets; the risk of the imposition of economic sanctions against a country; the risk of nationalization of industries and expropriation of assets; currency transfer restrictions; and risks that governments may substantially restrict foreign investing in their capital markets. Emerging market companies may also be held to lower disclosures, corporate governance, auditing and financial reporting standards than companies in more developed markets. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. Emerging markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Funds' assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays.

ESG Risk. There is no guarantee that DSM's ESG policy will result in the optimal asset allocation or portfolio construction leading to the best risk-adjusted returns. Moreover, the companies or industries subject to negative screening may not necessarily correspond directly with investors' own subjective views or ethical and moral standards or ESG aspirations. ESG considerations may be based on company disclosures or third-party information sources that are forward looking statements of intent and not necessarily fact-based or objectively measurable. This lack of uniformity and objective metrics can lead to missed opportunities or miscalculations as to the realized future impact of perceived positive and negative ESG factors on company fundamentals, leading to less than desired investment outcomes. DSM makes no express or implied representations or warranties regarding the accuracy, completeness, effectiveness, fairness, or fitness for a particular purpose with respect to ESG assessments, negative screens, integration or engagement activities.

Foreign Securities and Currencies Risk. Investing in securities of foreign issuers poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, possibility of expropriation or nationalization, confiscatory taxation, less stringent accounting, reporting and disclosure requirements and other considerations. Foreign securities may have more frequent and larger price changes than domestic securities.

Investments that are denominated in currencies other than the U.S. dollar are subject to currency exchange risk. Because the value of the U.S. dollar against other currencies will vary, a decline in the exchange rate would reduce the value of certain portfolio investments. Forward foreign currency exchange contracts, which involve an obligation to purchase or sell a specific currency at a future date at a specified price, may be used in an attempt to protect against currency exchange risk. The M International Equity Fund, the M Large Cap Growth Fund, and the M Capital Appreciation Fund do not hedge foreign currency risk. Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets.

The M International Equity Fund, the M Large Cap Growth Fund, and the M Capital Appreciation Fund invest in depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Fund of Funds Risk. The investment performance of the M International Equity Fund is affected by the investment performance of the Underlying Fund in which the M International Equity Fund invests. The ability of the M International Equity Fund to achieve its investment objective depends on the ability of the Underlying Fund to meet its investment objective and on Dimensional's decisions regarding the allocation of the M International Equity Fund's assets to the Underlying Fund. The M International Equity Fund may allocate assets to the Underlying Fund or asset class that underperforms other funds or asset classes. There can be no assurance that the investment objective of the M International Equity Fund or the Underlying Fund will be achieved. When the M International Equity Fund invests in the Underlying Fund, investors are exposed to a proportionate share of the expenses of the Underlying Fund in addition to the expenses of the M International Equity Fund. Through its investment in the Underlying Fund, the M International Equity Fund is subject to the risks of the Underlying Fund's investments.

Growth Securities Risk. The M Capital Appreciation Fund and the M Large Cap Growth Fund invest in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole and may underperform when compared to securities with different investment parameters. Under certain market conditions, growth securities have performed better during the later stages of economic recovery. Therefore, growth securities may go in and out of favor over time.

Investing in a Small Number of Securities Risk. As a result of the relatively small number of securities held by a Fund, there may be more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the strategy's performance.

Large-Capitalization Investing Risk. Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk. Liquidity risk exists when investments are difficult to sell as the result of low trading volume, lack of market makers, and/or legal restrictions. Illiquid securities may prevent a Fund from entering into security transactions at advantageous times or prices, potentially reducing the return of a Fund's portfolio. Investments in smaller market capitalizations and over-the-counter markets have greater exposure to liquidity risk.

Management Risk. The Funds are subject to management risk because they are actively managed. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause a Fund to incur losses or underperform relative to its benchmarks or other investments with similar investment objectives. A sub-adviser will apply its investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations.

Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside a sub-adviser's control, including instances at third parties. Each Fund and each applicable sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Preferred Stock Risk. Preferred stocks are subject not only to issuer-specific and market risks generally applicable to equity securities, but also risks associated with fixed-income securities, such as interest rate risk. A company's preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a company's preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock. An issuer may decide to call its outstanding preferred stock in various environments based on its assessment of the relative cost of capital across the company's capital structure.

Profitability Investment Risk. High relative profitability stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a Fund to at times underperform equity funds that use other investment strategies.

Rights and Warrants Risk. Rights and warrants involve the risk that a Fund could lose the purchase price of such instruments if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants or rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Small and Medium Capitalization Companies' Risk. The Funds may invest in small and medium capitalization companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies and the Funds may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small and medium capitalization companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

Sustainability Risk. DSM measures and integrates sustainability risks based on their financial materiality using a blend of inputs including proprietary analysis and third-party information sources. Sustainability risks may be based on company disclosures or third-party information sources that are forward looking statements of intent and not necessarily fact-based or objectively measurable. There is no guarantee that this data will be correctly assessed. A "sustainability risk" means an environmental, social or governance event or condition that, if it occurs, could cause an actual or a potential material negative impact on the value of the investment. If a sustainability risk associated with an investment materializes, it could lead to the loss in value of an investment. Sustainability risks may vary from investment to investment and could include, but are not limited to, risks of environmental damage, social risks (including safety and human rights violations and exploitation), governance risks (inadequate oversight and internal governance of the companies, including management and board structure, compensation and approach to anti-bribery and anti-corruption, litigation risks linked to ESG issues, as well as the risk of political and regulatory changes on investments related to each of the foregoing.

Value Investment Risk. Value stocks may perform differently from the market as a whole and an investment strategy purchasing these securities may cause a Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

Non-Principal Risks

Recently Organized Companies and IPOs Risk. Investments in recently organized companies and in many initial public offerings ("IPOs") have the same risks as small company investments, but to a greater degree, including the risk of significant price fluctuations over short periods of time.

Securities Lending Risk. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. This risk could be greater for securities of foreign issuers. In the Funds' securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against losses resulting from these risks. However, a Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. Cash received as collateral through loan transactions is invested in a money market fund.

MANAGEMENT OF THE FUNDS

Investment Adviser

The Adviser, located at 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, is the investment adviser to the Funds. The Adviser has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") since November 1995. As of December 31, 2022, the Adviser had approximately $728 million in assets under management, all of which were the assets of the Corporation.

The Adviser began managing the Funds at its commencement of operations on January 4, 1996.

The Adviser is responsible for providing (or arranging for the provision of) overall business management and administrative services necessary for the Corporation's operations. In this regard, the Adviser recommends to the Corporation's Board of Directors sub-advisers who have shown good investment performance in their areas of expertise to manage the day-to-day portfolio management of the Funds. The Corporation's Board of Directors selects the sub-advisers and supervises the Adviser's management of the sub-advisers. The Corporation has received an exemptive order from the SEC that allows the Board of Directors, under certain circumstances, to change a sub-adviser, or change the terms of a sub-advisory contract, without shareholder approval. The Adviser has the ultimate responsibility to oversee the sub-advisers and to recommend to the Board of Directors their hiring, termination and replacement. The Adviser also supervises the various other service providers to the Corporation, including the Corporation's custodian, transfer agent, administration agent and accounting services agent. In addition, the Adviser is responsible for ensuring the Corporation's compliance with applicable legal requirements and for ensuring that the Funds' investment objectives, policies and restrictions are followed.

Each Fund pays the Adviser a fee for its services. The Adviser retains 0.15% of the average daily net assets of each Fund. The Adviser pays the balance of the fee it receives from each Fund to the applicable sub-adviser.

The advisory fee of the M International Equity Fund is 0.15% on all assets plus (and only with respect to Fund assets which are not invested in a mutual fund that is advised by the Fund's sub-adviser) 0.25% on the first $100 million and 0.20% on the amounts thereafter. Prior to March 1, 2021, the advisory fee of the M International Equity Fund was 0.15% on all assets plus (and only with respect to Fund assets which are not invested in a mutual fund that is advised by the Fund's sub-adviser) 0.32% on the first $100 million and 0.27% on the amounts thereafter. The advisory fee of the M Large Cap Growth Fund is 0.65% on the first $50 million, 0.60% on the next $50 million and 0.55% on the amounts thereafter. Effective May 1, 2023, the advisory fee of the M Capital Appreciation Fund is 0.85% on the first $125 million and 0.75% on the amounts thereafter. Prior to May 1, 2023, the advisory fee of the M Capital Appreciation Fund was 0.90% on the first $125 million and 0.80% on the amounts thereafter. Prior to July 1, 2020, the advisory fee of the M Capital Appreciation Fund was 0.90%. The advisory fee of the M Large Cap Value Fund is 0.43%. Prior to April 30, 2020, the advisory fee of the M Large Cap Value Fund was 0.45% on the first $250 million, 0.35% on the next $250 million, 0.30% on the next $250 million and 0.275% on the amounts thereafter.

The aggregate fee paid to the Adviser by each Fund for the year ended December 31, 2022 is shown in the table below.

Fund	Fee to the Adviser (as a % of average daily net assets)
M International Equity Fund	0.31%
M Large Cap Growth Fund	0.59%
M Capital Appreciation Fund	0.86%
M Large Cap Value Fund	0.43%

A discussion of the basis for the Board of Directors' approvals of the advisory and sub-advisory contracts for the Funds, is available in the Funds' semi-annual report to shareholders for the period ended June 30, 2022.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement dated May 1, 2023, the Adviser has contractually agreed to reimburse the Funds for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. The Expense Limitation Agreement with respect to the Funds will remain in effect until April 30, 2024, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary.

Under the Investment Advisory Agreement, the Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to exceed 0.25%.

Sub-Advisers

The sub-advisers make the day-to-day decisions regarding buying and selling specific securities for a Fund. Each sub-adviser manages the investments held by the Fund it serves according to the applicable investment objective and strategies. Additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager and each manager's ownership of securities of funds they manage may be found in the Corporation's Statement of Additional Information.

Dimensional Fund Advisors, LP (Dimensional)
6300 Bee Cave Road, Building One, Austin, Texas 78746

Sub-Adviser to the M International Equity Fund

Dimensional has been engaged in the business of providing investment management services since May 1981. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2022, assets under management for all Dimensional affiliated advisors totaled approximately $584 billion. Dimensional has managed the M International Equity Fund since December 12, 2018.

In accordance with the team approach used to manage the M International Equity Fund, the portfolio managers and portfolio traders implement the policies and procedures established by Dimensional's Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Fund based on the parameters established by the Investment Committee. The individuals below coordinate the efforts of all other portfolio managers and/or trading personnel with respect to the day-to-day management of the Fund.

•  Jed S. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and a Senior Portfolio Manager of Dimensional. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined Dimensional as a portfolio manager in 2004.

•  Mary T. Phillips, CFA is Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and a Senior Portfolio Manager of Dimensional. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined Dimensional in 2012 and has been a portfolio manager since 2014.

•  William B. Collins-Dean, CFA is Vice President and a Senior Portfolio Manager of Dimensional. Mr. Collins-Dean holds an MBA from the University of Chicago and a BS from Wake Forest University. Mr. Collins-Dean joined Dimensional in 2014 and has been a portfolio manager since 2016.

DSM Capital Partners LLC (DSM)
7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418

Sub-Adviser to the M Large Cap Growth Fund

DSM has been registered as an investment adviser with the SEC since 2001. As of December 31, 2022, DSM managed approximately $6 billion of assets. DSM has managed the M Large Cap Growth Fund since October 12, 2009.

A team of investment professionals listed below manages the M Large Cap Growth Fund.

•  Daniel Strickberger co-founded DSM in February 2001 and is Managing Partner.

•  David McVey, CFA joined DSM in 2001 as a portfolio manager/research analyst and is a Deputy CIO.

•  Eric Woodworth, CFA joined DSM in 2001 as a portfolio manager/research analyst and is a Deputy CIO.

•  Justin Burk, CFA joined DSM in 2002 as a portfolio manager/research analyst.

•  Steve Tish, CFA joined DSM in 2007 as a portfolio manager/research analyst.

•  Hannah Chiang joined DSM in 2015 as a portfolio manager/research analyst.

•  Takamune Fujikawa, CFA joined DSM in May 2018 as a portfolio manager/research analyst, prior to joining DSM, Mr. Fujikawa was a senior analyst at the equity research department in SMBC Nikko Securities in Tokyo.

•  Shirley Hu Anderson, CFA joined DSM in August 2021 as a portfolio manager/research analyst, prior to joining DSM, Ms. Hu was a senior analyst in technology, media and telecom with Alliance Bernstein's Arya Partners.

•  Giles Evans, CFA joined DSM in June 2021 as a research analyst, prior to joining DSM, Mr. Evans was a senior associate in equity research at Evercore ISI, an analyst at American Century Investments, an analyst at 12th Street Asset Management, and an aircraft commander in the U.S. Air Force.

Frontier Capital Management Company, LLC (Frontier)
99 Summer Street, Boston, Massachusetts 02110

Sub-Adviser to the M Capital Appreciation Fund

Frontier has been registered as an investment adviser with the SEC since 1981. As of December 31, 2022, Frontier managed approximately $9.3 billion of assets. Frontier has managed the M Capital Appreciation Fund since January 5, 1996.

Andrew B. Bennett, CFA and Peter G. Kuechle are responsible for the day-to-day management of the M Capital Appreciation Fund.

•  Andrew B. Bennett, CFA has been a portfolio manager of the Fund since December 31, 2013. Mr. Bennett holds a B.A. from Wheaton College. He joined Frontier in 2003 as an equity research analyst. He assumed portfolio management responsibilities for Frontier's capital appreciation portfolios in 2010.

•  Peter G. Kuechle has been a portfolio manager of the Fund since April 1, 2018. Mr. Kuechle holds a B.A. from Dartmouth College and an M.B.A. from Harvard Business School. He joined Frontier in 2002 as an equity research analyst. He assumed portfolio management responsibilities for Frontier's capital appreciation portfolios in April 2018.

Brandywine Global Investment Management, LLC (Brandywine)
1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103

Sub-Adviser to the M Large Cap Value Fund

Brandywine has been registered as an investment adviser with the SEC since 1986. As of December 31, 2022, Brandywine managed approximately $55.4 billion of assets. Brandywine has managed the M Large Cap Value Fund since May 1, 2020.

A team of investment professionals manages the Fund. The team is led by the following investment professionals:

•  Joseph J. Kirby (Portfolio Manager) is the lead portfolio manager for the Diversified Large Cap Value Equity and Diversified Large Cap Value Select Equity strategies. He joined the firm in 1994.

•  Henry F. Otto (Managing Director and Portfolio Manager) is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. He is a member of the firm's Executive Board. He joined the firm in 1988.

•  Steven M. Tonkovich (Managing Director and Portfolio Manager) is co-lead portfolio manager of the Diversified Value Equity strategies. He is a member of the firm's Executive Board. He joined the firm in 1989.

Similar Funds

The Funds are not available for purchase directly by the general public and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds may be very similar to the investment objectives and policies of other mutual fund portfolios that are managed by the sub-advisers. Nevertheless, the investment performance and results of each Fund may be lower, or higher, than the investment results of such other publicly available portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio is also managed by the Fund's sub-adviser, has the same investment objectives and policies and has a very similar name.

Conflicts of Interest

Certain conflicts of interest may exist between the interests of the variable annuity contract owners, variable life insurance policy owners and plan participants. The Corporation does not currently believe that ownership by each such type of entity will cause any disadvantage to owners of any of such entities. However, the Board of Directors of the Corporation monitors the Funds to identify any conflicts of interest that may cause such a disadvantage and that cannot be reconciled. If such situations arise, the Board of Directors will decide at that time what action should be taken in response to the conflicts.

Portfolio Holdings Disclosure

The Corporation has adopted policies and procedures that govern the disclosure of the Funds' portfolio holdings. Disclosure of the complete holdings of each Fund is required to be made quarterly within 60 days of the end of the Fund's fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders on Form N-CSR and in Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Funds' fiscal quarter. You can find SEC filings on the SEC's website, www.sec.gov. Each Fund will also make the quarterly holdings reports available on the Corporation's website at www.mfin.com/m-funds. Once you reach the website, scroll to the bottom of the web page to find the most recent quarterly report under the "Additional Information" heading. The Corporation's policies and procedures regarding website disclosure of the Funds' portfolio holdings, as well as the Corporation's other policies and procedures relating to disclosure of the Funds' portfolio holdings, are described in the Statement of Additional Information.

Performance Data

The performance data shown above in this prospectus (and elsewhere) reflects the Adviser's agreement to cap certain Fund operating expenses to the extent that they exceeded 0.25% of the Fund's daily net assets as well as a voluntary waiver by AJO, LP, the M Large Cap Value Fund's previous sub-adviser, and corresponding waiver by the Adviser to lower certain expenses of the M Large Cap Value Fund. If this expense cap had not been in effect, the performance results for those Funds that had operating expenses that exceeded 0.25% of the Fund's daily net assets would have been less favorable for those years. In addition, if the waiver had not been in place for M Large Cap Value Fund, the Fund's performance results would have been less favorable.

INVESTING WITH M FUND, INC.

Choosing the Appropriate Funds to Match Your Goals

Investing well requires a plan. We recommend that you meet with your financial adviser to plan a strategy that will best meet your financial goals. Your financial adviser can help you buy a variable annuity or variable life insurance contract that will allow you to choose the Funds.

Purchasing Shares

The Funds are generally available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. Those insurance companies may offer other portfolios in addition to offering the Funds. You cannot buy shares of the Funds directly. You can invest indirectly in the Funds through your purchase of a variable annuity or variable life insurance contract. You should read this prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options.

The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies. The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

Market Timing

Programmed, large, frequent or short-term transfers among the Funds or between a Fund and other investment options can cause risk with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interest of long-term investors in a Fund if purchases or transfers into or out of a Fund are made at values that do not reflect an accurate value for the Fund's underlying portfolio securities (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as impeding a sub-adviser's ability to sustain an investment objective, causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the Fund; and (3) increased brokerage and administrative expenses. These costs are borne by all contract owners invested in the Fund, not just those making transfers. Therefore, the Corporation reserves the right to reject any transfer or purchase order if, in the Corporation's judgment, the Fund or other investors would potentially be adversely affected.

The Board of Directors has determined that it is not necessary for the Funds to have any specific policies and procedures regarding frequent transfers because each of the Participating Insurance Companies has its own policies and procedures regarding its contract owner's transfer activity. Each Participating Insurance Company has supplied and certified that it has established procedures to monitor and deter market-timing activity. The Adviser does not have, nor has it had, written agreements that provide for market timing.

Redeeming Shares

To meet various obligations under the variable annuity or variable life insurance contracts, the insurance company separate accounts may redeem Fund shares to generate cash. For example, a separate account may redeem Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the redemption are usually sent to the separate account on the next business day. Under stressed market conditions, as well as for other temporary or emergency purposes, the Funds reserve the right to enter into agreements in order to establish a line of credit or other borrowing arrangements should the Funds deem that stressful conditions may require such action in order to assist in meeting timely redemption requests. The Funds may suspend redemption of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC, for more than seven days.

Pricing of Fund Shares

Each Fund's share price, also called NAV, is determined as of the close of regular trading, normally 4:00 p.m. Eastern time, on each day when the NYSE is open. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Each Fund calculates its NAV by dividing the total value of its assets, less its liabilities, by the number of its shares outstanding.

The value of each Fund's securities and assets is based on their market values. Certain exceptions follow:

•  Short-term debt securities that mature in 60 days or less are valued by the amortized cost method, which approximates market value.

•  Investments for which market quotations are not readily available are valued at their fair value. Pursuant to applicable rules, a fund board must determine fair value in good faith for any and all fund investments or the board may designate a valuation designee to perform the fair value determinations relating to any or all fund investments, subject to board oversight. The Board has appointed the Adviser as its valuation designee (the "Valuation Designee") for all Fund investments, subject to its oversight. The Adviser shall carry out its designated responsibilities as Valuation Designee through its Pricing Committee. Market quotations may not be readily available or may not be representative of market values for many reasons including: (a) significant time delays between (i) the time of the close of the exchange, or market in which the security is traded and (ii) the time of the Fund's NAV calculation; or (b) an event that would affect the value of a security has occurred since the closing price was established on the foreign exchange or market and prior to the Fund's NAV calculation. In addition, prices for portfolio securities may not be available when no quotations are available from brokers, which indicates that there is a thin market in the security. Use of fair value pricing with respect to a security could cause a Fund's NAV to differ significantly from the NAV that would have been calculated using the last market closing value for that security (which could be stale, or affected by a subsequent significant event). If a security valuation issue arises, the Pricing Committee shall consider all the appropriate factors relevant to establishing the value of the security in question. In determining the fair value of a security, the Pricing Committee is authorized to rely on information and recommendations provided by third parties, including, principally, the sub-adviser that manages the Fund as well as information provided by independent pricing agents.

•  Securities mainly traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the closing of the NYSE. However, if a significant event occurs after the time that the closing value on the non-U.S. exchange was determined, the value of the security may be determined based on its fair value, as determined by the Pricing Committee. In such circumstances, the Adviser, as the Board of Director's Valuation Designee, has approved the use of an independent fair value service for securities of foreign issuers, which may provide fair value. The use of fair value pricing may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund's NAV. A significant event may include corporate actions, earnings announcements and significant fluctuations in domestic or foreign stock or bond markets.

•  Because portfolio securities that are primarily listed on non-U.S. exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund's portfolio securities may change on days when shareholders will not be able to buy or sell shares.

DISTRIBUTIONS AND TAXES

Each Fund intends to distribute to its shareholders substantially all of its ordinary income and capital gains, if any, on an annual basis. Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Fund generally are not subject to U.S. federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until amounts are withdrawn from their contracts. Please refer to the prospectus for the variable annuity or variable life insurance contract for tax information regarding those products.

FINANCIAL HIGHLIGHTS

The following selected financial highlights are derived from the Corporation's audited financial statements included in the Corporation's Annual Report to Shareholders. The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). These total return figures do not reflect any fees or charges deducted from the insurance company separate account or from the variable annuity or life insurance policies, which, if reflected, would result in lower total return figures.

The Corporation's financial statements and report of BBD, LLP, independent registered public accounting firm, included in the Annual Report to Shareholders for the Corporation's fiscal year ended December 31, 2022 are incorporated by reference into the Statement of Additional Information. The following data should be read in conjunction with such financial statements, related notes and other financial information contained in the Annual Report. The Annual Report contains additional performance information about the Funds and is available, as described below. The Annual Report and the Statement of Additional Information are available upon request.

M Fund, Inc.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of year	$14.45	$13.33	$12.42	$10.60	$13.58
Income from investment operations:
Net investment income‡	0.37	0.32	0.20	0.27	0.19
Net realized and unrealized gain (loss) on investments	(2.41)	1.15	0.90	1.88	(2.99)
Total from investment operations	(2.04)	1.47	1.10	2.15	(2.80)
Less distributions to shareholders:
From net investment income	(0.35)	(0.35)	(0.19)	(0.30)	(0.18)
From return of capital	—	(0.00)*	—	(0.03)	—
Total distributions	(0.35)	(0.35)	(0.19)	(0.33)	(0.18)
Net asset value, end of year	$12.06	$14.45	$13.33	$12.42	$10.60
Total Return+	(14.16)%	11.05%	8.90%	20.32%	(20.57)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$206,628	$243,721	$209,926	$195,973	$169,923
Net expenses to average daily net assets•	0.56%	0.57%	0.62%	0.63%	0.92%
Net investment income to average daily net assets•	2.89%	2.20%	1.77%	2.34%	1.50%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses•	0.63%	0.58%	0.65%	0.68%	0.98%
Net investment income•	2.82%	2.19%	1.74%	2.30%	1.43%
Portfolio turnover rate	18%	9%	10%	13%	117%?

  ‡  Calculation based on average shares outstanding.

  *  Represents amounts less than $0.005 per share.

  +  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

  •  In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying fund in which it invests. Such indirect expenses are not included in the above expense ratios.

  ?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

M Fund, Inc.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of year	$33.87	$33.48	$29.33	$22.85	$27.01
Income from investment operations:
Net investment loss‡	(0.05)	(0.14)	(0.12)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments	(8.58)	7.32	8.46	8.31	(1.12)
Total from investment operations	(8.63)	7.18	8.34	8.24	(1.15)
Less distributions to shareholders:
From net realized capital gains	(2.05)	(6.79)	(4.19)	(1.76)	(3.01)
Net asset value, end of year	$23.19	$33.87	$33.48	$29.33	$22.85
Total Return+	(25.41)%	21.49%	28.89%	36.09%	(4.95)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$201,244	$273,085	$236,022	$210,615	$168,222
Net expenses to average daily net assets	0.76%	0.75%	0.78%	0.77%	0.75%
Net investment loss to average daily net assets	(0.19)%	(0.37)%	(0.38)%	(0.25)%	(0.11)%
Portfolio turnover rate	37%	32%	31%	22%	34%

  ‡  Calculation based on average shares outstanding.

  +  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

M Fund, Inc.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of year	$28.30	$28.77	$25.05	$21.14	$31.24
Income from investment operations:
Net investment loss‡	(0.08)	(0.15)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	(5.11)	5.24	4.35	6.11	(4.23)
Total from investment operations	(5.19)	5.09	4.31	6.07	(4.28)
Less distributions to shareholders:
From net investment income	—	—	—	—	(0.09)
From net realized capital gains	(1.97)	(5.56)	(0.59)	(2.16)	(5.73)
Total distributions	(1.97)	(5.56)	(0.59)	(2.16)	(5.82)
Net asset value, end of year	$21.14	$28.30	$28.77	$25.05	$21.14
Total Return+	(18.14)%	17.74%	17.73%	28.85%	(14.15)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$188,030	$232,758	$214,291	$181,375	$156,007
Net expenses to average daily net assets	1.05%	1.04%	1.10%	1.10%	1.07%
Net investment loss to average daily net assets	(0.34)%	(0.46)%	(0.19)%	(0.15)%	(0.15)%
Portfolio turnover rate	27%	38%	32%	20%	26%

  ‡  Calculation based on average shares outstanding.

  +  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

M Fund, Inc.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Value Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of year	$15.39	$12.02	$12.80	$11.06	$13.93
Income from investment operations:
Net investment income‡	0.31	0.24	0.23	0.22	0.20
Net realized and unrealized gain (loss) on investments	(0.55)	3.37	(0.66)	2.16	(1.88)
Total from investment operations	(0.24)	3.61	(0.43)	2.38	(1.68)
Less distributions to shareholders:
From net investment income	(0.31)	(0.24)	(0.22)	(0.22)	(0.20)
From net realized capital gains	(0.69)	—	(0.13)	(0.42)	(0.99)
Total distributions	(1.00)	(0.24)	(0.35)	(0.64)	(1.19)
Net asset value, end of year	$14.15	$15.39	$12.02	$12.80	$11.06
Total Return+	(1.45)%	30.01%	(3.16)%	21.52%	(12.07)%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$131,956	$135,006	$97,885	$99,890	$85,437
Net expenses to average daily net assets	0.63%	0.65%	0.68%	0.68%	0.64%
Net investment income to average daily net assets	2.08%	1.67%	2.09%	1.73%	1.47%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	N/A	0.72%	0.69%	0.66%
Net investment income	N/A	N/A	2.06%	1.72%	1.45%
Portfolio turnover rate	48%	61%	157%?	107%	82%

  ‡  Calculation based on average shares outstanding.

  +  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

  ?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

For More Information

For investors who want more information about the Funds, the following documents are available free upon request.

Statement of Additional Information ("SAI"): The SAI provides additional information about the Funds and is legally a part of this prospectus. It is incorporated herein by reference.

Annual/Semi-Annual Reports: The Corporation's annual and semi-annual reports to shareholders provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the Corporation's last fiscal year.

You can get free copies of the SAI, the annual and semi-annual reports, other information and answers to your questions about the Funds by contacting your financial adviser, or by writing to or calling the Corporation at:

M Fund, Inc.
M Financial Plaza
1125 NW Couch Street, Suite 900
Portland, Oregon 97209
(888) 736-2878

Additionally, you may also obtain copies of the SAI and the annual and semi-annual reports on the Internet at: http://www.mfin.com/m-funds.

You can also view the SAI, the annual and semi-annual reports and other information on the EDGAR database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

Investment Company Act file no. 811-9082

STATEMENT OF ADDITIONAL INFORMATION

M FUND, INC.

M International Equity Fund (MBEQX)

M Large Cap Growth Fund (MTCGX)

M Capital Appreciation Fund (MFCPX)

M Large Cap Value Fund (MBOVX)

May 1, 2023

This Statement of Additional Information (“SAI”) is not a prospectus. Much of the information contained in this SAI expands upon information discussed in the prospectus for M Fund, Inc. (the “Prospectus”) and should, therefore, be read in conjunction with the Prospectus. To obtain a copy of the Prospectus with the same date as this SAI, write to M Fund, Inc. at M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, Attn: M Fund Administration, or call (888) 736-2878. You may also obtain copies of the Prospectus on the Internet at http://www.mfin.com/m-funds.

Financial statements are incorporated by reference into this SAI from the M Fund, Inc. annual report dated December 31, 2022.

1

2

The Corporation and the Funds

M Fund, Inc. (the “Corporation”) is an open-end management investment company established as a Maryland corporation on August 11, 1995. The Corporation consists of four separate investment portfolios or funds (each a “Fund” and, collectively, the “Funds”), each of which is, in effect, a separate mutual fund. Each Fund is an open-end management investment company and is diversified. The Corporation issues a separate class of stock for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

Pursuant to an investment advisory agreement and subject to the authority of the Corporation’s board of directors (the “Board of Directors”), M Financial Investment Advisers, Inc. (the “Adviser”) serves as the Corporation’s investment adviser and conducts the business and affairs of the Corporation. The Adviser has engaged the following sub-advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”) to provide day-to-day portfolio management for the respective Funds:

Fund	Sub-Adviser
M International Equity Fund	Dimensional Fund Advisors LP
M Large Cap Growth Fund	DSM Capital Partners LLC
M Capital Appreciation Fund	Frontier Capital Management Company, LLC
M Large Cap Value Fund	Brandywine Global Investment Management, LLC

The Corporation currently offers one or more classes of its stock to separate accounts of certain insurance companies (the “Participating Insurance Companies”) as the underlying funding vehicles for certain variable life insurance and variable annuity policies (the “Policies”) issued by the Participating Insurance Companies. The Corporation does not offer its stock directly to the general public. Each such separate account has a separate prospectus, which accompanies the prospectus for the Corporation, describing that separate account and the Policies. The prospectus for that separate account and the Policies, should be read in conjunction with the Prospectus.

Terms appearing, but not defined, in this SAI that are defined in the Prospectus have the same meaning in this SAI as in the Prospectus.

Fund Policies

Fundamental Restrictions

The following investment restrictions have been adopted by the Corporation as fundamental policies for the Funds. A fundamental policy is one that cannot be changed without the affirmative vote of “a majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) attributable to that Fund. The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Corporation not to be fundamental and accordingly may be changed by the Board of Directors without shareholder approval. See “Investment Objectives and Policies” in the Corporation’s Prospectus. For purposes of the 1940 Act, “a majority of the outstanding voting securities” means the lesser of (a) 67% or more of the votes attributable to shares of the Fund present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Fund.

3

None of the Funds may:

1.             Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings.

2.             Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

3.             Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

4.             Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities (unless otherwise prohibited in these investment restrictions) and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

5.             Invest in commodities.

6.             Lend any money or other assets, except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, unless otherwise prohibited in these investment restrictions.

7.             Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.

8.             Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.

9.             Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings. None of the Funds will purchase securities when such borrowings exceed 5% of its total assets.

10.           Sell securities short or maintain a short position including short sales against the box.

11.           Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. government securities.

12.           As to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund.

Non-Fundamental Restrictions

In addition to the fundamental investment restrictions mentioned above, the Board of Directors has adopted certain non-fundamental restrictions for each Fund as shown below. Non-fundamental restrictions represent the current intentions of the Board of Directors, and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Directors without prior notice to or approval of shareholders.

None of the Funds may:

1.             Purchase the securities of any one issuer if, by such purchase, the Fund would own more than 10% of the outstanding voting securities of that issuer.

2.             Write call or put options (except for the M International Equity Fund).

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3.             Purchase variable-amount master demand notes, which are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender and the borrower.

4.             Purchase variable or floating-rate demand instruments, which are debt securities that include a variable or floating interest rate adjustment feature.

5.             Purchase fixed-income investments (e.g., corporate debt obligations, including commercial paper, but excluding convertible securities) that are unrated or rated at the time of purchase in the lower rating categories by S&P Global Ratings’, a business unit of Standard & Poor’s Financial Services LLC (“S&P”) or Moody's (i.e., ratings of BB or lower by S&P or Ba or lower by Moody's for corporate debt obligations and ratings below A-3 by S&P or Prime-3 by Moody's for commercial paper).

6.             Invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

7.             Invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables.

8.             Invest in options or futures (except for the M International Equity Fund).

9.             Invest in when-issued securities (or delayed-delivery or forward commitment contracts) (except for the M International Equity Fund).

10.           Invest in interest-only (“IO”) or principal only (“PO”) securities. However, this does not preclude investments in zero coupon bonds.

Fund-Specific Restrictions:

11.           The M International Equity Fund has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

12.           The M Large Cap Growth Fund has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to normally invest at least 80% of its total assets in U.S. large cap equity securities, including, but not limited to, common stocks, preferred stocks and American Depositary Receipts. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

13.           The M Large Cap Value Fund has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to normally invest at least 80% of its total assets in the large capitalization segment of the U.S. stock market, including equity securities of U.S. issuers. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days’ notice.

14.           The M International Equity Fund and the M Large Cap Growth Fund may not purchase illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days (except securities offered and sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States), if, as a result thereof, more than 5% of the value of its total assets would be invested in assets that are either illiquid or are not readily marketable. The M Capital Appreciation Fund and the M Large Cap Value Fund may not purchase illiquid securities.

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15.           The M International Equity Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund may not purchase restricted securities (except securities offered and sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States) if, as a result thereof, more than 10% of the value of its total assets would be invested in restricted securities. The M Large Cap Growth Fund may not invest in restricted securities.

16.           The M Large Cap Growth Fund may invest no more than 20% of the value of its total assets in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange or (ii) are listed on a U.S. exchange or over-the counter as a sponsored or unsponsored American Depositary Receipt (“Foreign Issuers”).

17.           The M Capital Appreciation Fund and the M Large Cap Value Fund may invest no more than 15% of the value of their total assets in Foreign Issuers.

18.           The M International Equity Fund may invest no more than 40% of the value of its total assets in emerging markets (including no more than 5% of its net asset value in Brady Bonds), calculated at the time of purchase.

19.           The M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund may invest no more than 5% of their net asset value in Brady Bonds.

20.           The M International Equity Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 10% of the value of its total assets would be invested in warrants or rights, and the Fund may not invest more than 5% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the NYSE American. The M Capital Appreciation Fund and the M Large Cap Value Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 5% of the value of its total assets would be invested in warrants or rights, and each may not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the NYSE American. The M Large Cap Growth Fund may not invest in warrants or rights.

21.           Under normal circumstances, the M International Equity Fund, the M Large Cap Growth Fund and the M Large Cap Value Fund will not enter into forward foreign currency exchange contracts with respect to more than 5% of their assets.

Interpretive Rules

For purposes of the foregoing fundamental and non-fundamental restrictions, any restriction will be deemed to be violated to the extent an acquisition, encumbrance or sale of securities or assets of, or borrowings by, a Fund causes the Fund to exceed or fall short of the stated limitations. Market fluctuations that cause a Fund to exceed or fall short of a stated limitation (except with respect to borrowings) will not be deemed to cause the Fund to violate a restriction. In addition, with regard to exceptions recited in a restriction, a Fund may only rely on an exception if its investment objective or policies otherwise permit it to rely on the exception.

Temporary Defensive Positions

Each Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When a Fund takes a temporary defensive position, it may invest all or a substantial portion of its assets in U.S. and Foreign Government securities, money market funds, securities, debt instruments, futures or options on futures, or cash. During these times, a Fund may not achieve its investment goals.

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Investment Strategies and Risks

Investments

Some or all of the Funds may utilize the following investment techniques or make the following types of investments, subject to the restrictions set forth above. To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in this SAI.

●	Common and Preferred Stocks
●	Foreign Government Obligations
●	Depositary Receipts
●	Short-Term Bank and Corporate Obligations

Foreign Investments

Each of the Funds may invest in securities of Foreign Issuers. The M Large Cap Growth Fund may invest up to 20% of the value of its total assets in securities of Foreign Issuers and the M Capital Appreciation Fund and the M Large Cap Value Fund may invest up to 15% of the value of their total assets in securities of Foreign Issuers. The M International Equity Fund may invest in securities denominated or quoted in a currency other than the U.S. dollar (“non-dollar denominated securities”). The M Capital Appreciation Fund and the M Large Cap Value Fund may not invest in any foreign government securities.

Risks Related to Foreign Investments. Investments in the securities of Foreign Issuers, or in non-dollar denominated securities, may present potential benefits and risks not associated with investments solely in securities of domestic issuers or U.S. dollar-denominated securities. Because investments in Foreign Issuers may involve currencies of foreign countries, because a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, and because a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

Foreign investment markets also have different clearance and settlement procedures, and in certain markets there may be times when settlements may be unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Communications between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Investing in non-dollar denominated securities or in the securities of Foreign Issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some Foreign Issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign Issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a Foreign Issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment and resource self-sufficiency.

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It is also possible that the U.S., other nations or other governmental entities (including supranational entities) could impose sanctions against issuers in various sectors of certain foreign countries. This could limit a Fund’s investment opportunities in such countries, impairing the Fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective. In addition, an imposition of sanctions upon such issuers could result in an immediate freeze of the issuers’ securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Further, current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact a Fund.

Europe and United Kingdom Risk. A Fund’s investments could be negatively impacted by any economic or political instability in any European country. Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries. Efforts by the member countries of the EU to continue to unify their economic and monetary policies may increase the potential for similarities in movements of European markets and reduce the potential investment benefits of diversification within the region. Further, while many countries in western Europe are considered to have developed markets, many eastern European countries are less developed, and investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. As the economies of countries in Europe are in different stages of development, the policies adopted by the EU may not address the needs of all European member countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Successionist movements as well as governmental or other response to such movements, may also create instability and uncertainty in the region. In addition the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments in EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social development may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe or war in the region could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund’s investments. Any of these effects could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests.

In addition, one or more countries may abandon the Euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, on January 31, 2020, the United Kingdom (“U.K.”) formally withdrew from the EU (commonly referred to as “Brexit”). Following a transition period, the U.K. and EU entered a trade agreement formally effective on May 1, 2021, but certain post-EU arrangements remain unresolved and subject to further negotiation and agreement. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic and market outcomes for the U.K., EU and elsewhere cannot be fully known. Brexit may cause greater market volatility and illiquidity, currency fluctuations, interest rate volatility, deterioration in economic activity, economic uncertainties, a decrease in business confidence, a decrease in trade, labor disruptions, political instability, increased likelihood of recession in the United Kingdom and regulatory uncertainty. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. The uncertainty of Brexit could have a significant impact on the business and financial results of companies that rely on the U.K. and European countries and certain sectors within such countries for their business activities and revenues. The United States and other European countries are substantial trading partners of the U.K. The precise impact on the economy of the U.K. as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. Brexit has also led to legal uncertainties and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. The political, economic, trade and legal ramifications are not yet fully known and uncertainty about the U.K. relationship with the remaining members of the EU may continue to be a source of instability. Any of these effects of Brexit could adversely affect the European and U.K. companies in which a Fund may invest. Additionally, increasing commodity prices and rising inflation levels prompted the United Kingdom government to implement significant policy changes. It is difficult to predict what effects such policies (or the suggestion of such policies) may have and the duration of those effects, which may last for extended periods. The risks described above, among others, may adversely affect the value of the Fund’s investments.

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Foreign Currency Transactions. Because investment in Foreign Issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in Foreign Issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Forward Foreign Currency Exchange Contracts. The M International Equity Fund in the sole discretion of its Sub-Adviser may, but is not obligated under any circumstances to, enter into forward foreign currency exchange contracts in order to attempt to protect against uncertainty in the level of future foreign currency exchange rates in connection with settling trades. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract the Fund may accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The M International Equity Fund may enter into forward foreign currency exchange contracts in several circumstances. When the M International Equity Fund enters into a contract for the purchase or sale of a security denominated or noted in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security that it holds, it may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the M International Equity Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The M International Equity Fund intends to enter into forward foreign currency exchange contracts in compliance with its policies and procedures adopted pursuant to Rule 18f-4 (the “Derivatives Rule”), as that rule is further described below in the section “Derivatives Rule”. Although the contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate these contracts. In such event, the M International Equity Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

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While the M International Equity Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the M International Equity Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the M International Equity Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the M International Equity Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the M International Equity Fund. Such imperfect correlation may cause the M International Equity Fund to sustain losses, which may prevent it from achieving a complete hedge or expose the M International Equity Fund to risk of foreign exchange loss. Additionally, the market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the M International Equity Fund of unrealized profits, transaction costs or expected benefits of a currency hedge or force the M International Equity Fund to cover its purchase or sale commitments, if any, at the current market price. The M International Equity Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Sub-Adviser.

Investments in Depositary Receipts. Many securities of Foreign Issuers are represented by Depositary Receipts.

Subject to the restrictions set forth above, each of the Funds may invest in American Depositary Receipts (“ADRs”). ADRs represent the right to receive securities of Foreign Issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored or unsponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of Foreign Issuers. To the extent that a Fund acquires ADRs through banks that do not have a contractual relationship with the Foreign Issuer of the security underlying the ADR to issue and service such ADRs (i.e., unsponsored programs), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the Foreign Issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of Foreign Issuers, a Fund will avoid currency risks during the settlement period for purchases and sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or on the NASDAQ National Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many Foreign Issuers may be subject.

In addition to ADRs, the M International Equity Fund may invest in European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), and Global Depositary Receipts (“GDRs”), which are receipts evidencing an arrangement with a bank similar to that for ADRs and are designed for use in the foreign securities markets. EDRs, IDRs, and GDRs are not necessarily quoted in the same currency as the underlying security.

Emerging Market Securities

The M International Equity Fund may invest up to 40% of its total assets, measured at the time of purchase, in emerging markets, which may include countries or regions with relatively low gross national product per capita compared to the world's major economies, countries or regions with the potential for rapid economic growth, or countries or regions at an earlier stage of development compared to the world’s major economies. With respect to the M International Equity Fund, emerging market securities include (i) securities of companies that are organized under the laws of, or maintain their principal place of business in, an emerging market country; (ii) securities for which the principal trading market is in an emerging market country; (iii) securities issued or guaranteed by the government of an emerging market country, its agencies or instrumentalities, or the central bank of such country or territory; (iv) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or have at least 50% of their assets in an emerging market country; (v) equity securities of companies in emerging market countries in the form of depositary shares; (vi) securities of pooled investment vehicles that invest primarily in securities of emerging market countries or derivative instruments that derive their value from securities of emerging market country; or (vii) securities included in the M International Equity Fund’s benchmark index.

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Risks Related to Emerging Market Securities. The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there may be times when settlements may be unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on the assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery.

Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investing in Small-Capitalization Companies

All of the Funds may invest in small-capitalization companies. Small capitalization companies have historically offered greater growth potential than larger ones, but they are often overlooked by investors.

Risks Related to Small-Capitalization Companies. Small capitalization companies often have limited product lines, markets or financial and managerial resources and may be dependent on one person or a few key persons for management. Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers (such as those included in the S&P 500), including an increased possibility of portfolio price volatility. Historically, small-capitalization stocks and stocks of recently organized companies have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of the stocks of these smaller companies are less certain growth prospects of smaller companies, a lower degree of liquidity in the markets for such stocks, and a greater sensitivity of smaller companies to changing economic conditions. The stock prices of smaller companies may fluctuate independently of larger company stock prices. Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline.

Recently Organized Companies and IPOs. Investments in recently organized companies and in many initial public offerings (“IPOs”) have the same risks as investments in small capitalization companies, but to a greater degree, including the risk of significant price fluctuations over short periods of time.

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Liquidity Risk Management

Many factors may influence the price at which a Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets may be particularly subject to liquidity risk. A Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as the relevant Fund may increase such Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of the Fund because it may be unable to sell the investments at an advantageous time or price. Thus, a Fund may be forced to accept a lower sale price for the security, sell other investments or forego another more attractive investment opportunity. Liquid investments purchased by a Fund may subsequently become less liquid or illiquid, and harder to value.

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the relevant Fund would have invested more than 15% of its net assets in illiquid investments. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Corporation has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that is reasonably designed to assess and manage each Fund’s “liquidity risk” (defined by the Securities and Exchange Commission (the “SEC”) as the risk that a Fund could not meet requests to redeem shares issued by the relevant Fund without significant dilution of remaining investors’ interests in such Fund). The Board has designated a committee comprised of the Corporation’s Administrator, the Corporation’s Treasurer and the Corporation’s CCO (the “LRMP Administrator”) to serve as the administrator of the Liquidity Program and the related procedures. As part of the Liquidity Program, the LRMP Administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of a Fund’s investments in accordance with Rule 22e-4. Under the Liquidity Program, the LRMP Administrator assesses, manages, and periodically reviews a Fund’s liquidity risk, and is responsible to make periodic reports to the Board and the SEC regarding the liquidity of a Fund’s investments, and to notify the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of a Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Liquidity Program. When a Fund’s holdings in illiquid securities exceed 15% of net assets, the LRMP Administrator will use its best efforts to remedy the situation as promptly as practicable under the circumstances. Under certain circumstances, the Funds are required to notify the SEC when a Fund’s illiquid investment holdings exceed 15%.

Securities Lending

All Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash (U.S. currency) or non-cash (U.S. Treasuries and Agencies) maintained on a current basis at an amount at least equal to the market value of the securities loaned. The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the 1940 Act. The amount of such collateral investment may be substantial. The Corporation has a Securities Lending Agreement with its custodian bank, State Street Bank and Trust Company (“State Street”) pursuant to which State Street manages the securities lending on behalf of the Funds. The value of securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan.

To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in the Corporation’s Prospectus and this SAI.

Risks Related to Securities Lending. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner.  This risk could be greater for foreign securities.  In the Funds’ securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against losses resulting from these risks.  However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation.

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Derivatives Rule

The Derivatives Rule regulates the ability of a fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. The Derivatives Rule also regulates other types of leveraged transactions, such as reverse repurchase agreements. Under the Derivatives Rule, a fund is prohibited from entering into derivatives transactions except in reliance on the provisions of the Derivatives Rule. Based on its derivatives usage, the M International Equity Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. As such, M International Equity Fund is required to, and has, adopted and implemented polices reasonably designed to manage its derivatives risks.

Futures Contracts

The discussion below relates to both the M International Equity Fund itself and the Underlying Fund in which it invests.

The M International Equity Fund and the Underlying Fund may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Fund or Underlying Fund. The Fund intends to enter into futures contracts in compliance with its policies and procedures adopted pursuant to the Derivatives Rule.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Fund or Underlying Fund will be required to make a margin deposit in cash or government securities with a futures commission merchant (an “FCM”) to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchanges and FCMs may establish margin requirements which are higher than the exchange requirements. The Fund or Underlying Fund also will incur brokerage costs in connection with entering into futures contracts. After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin to be held by the FCM will be required. Conversely, a reduction in the required margin would result in excess margin that can be refunded to the custodial accounts of the Fund or Underlying Fund. Variation margin payments may be made to and from the futures broker for as long as the contract remains open. The Fund or Underlying Fund expects to earn income on its margin deposits.

At any time prior to the expiration of a futures contract, the Fund or Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund or Underlying Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for any particular futures contract at any specific time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund or Underlying Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund or Underlying Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund or Underlying Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund or Underlying Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Fund or Underlying Fund.

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When-Issued Securities, Delayed Delivery, and Forward Commitment Transactions

The M International Equity Fund and its Underlying Fund may purchase eligible securities or sell securities it is entitled to receive on a when-issued basis. When purchasing securities on a when-issued basis, the price or yield is agreed to at the time of purchase, but the payment and settlement dates are not fixed until the securities are issued. It is possible that the securities will never be issued and the commitment cancelled. In addition, the Fund and the Underlying Fund may purchase or sell eligible securities for delayed delivery or on a forward commitment basis where the Fund or Underlying Fund contracts to purchase or sell such securities at a fixed price at a future date beyond the normal settlement time. The Fund and Underlying Fund may renegotiate a commitment or sell a security it has committed to purchase prior to the settlement date, if deemed advisable.

While the payment obligation and, if applicable, interest rate are set at the time the Fund or Underlying Fund enters into a when-issued, delayed delivery, to-be-announced or forward commitment transaction, no interest or dividends accrue to the purchaser prior to the settlement date. In addition, the value of a security purchased or sold is subject to market fluctuations and may be worth more or less on the settlement date than the price the Fund or Underlying Fund committed to pay or receive for the security. The Fund or Underlying Fund will lose money if the value of a purchased security falls below the purchase price and the Fund or Underlying Fund will not benefit from the gain if a security sold appreciates above the sales price during the commitment period.

When entering into a commitment to purchase a security on a when-issued, delayed delivery, to-be-announced or forward commitment basis, the Fund or Underlying Fund will comply with the Derivatives Rule. Under the Derivatives Rule, transactions made on a when-issued, delayed delivery, to-be-announced or forward commitment basis will not be deemed to involve a “senior security” so long as the Fund intends to physically settle the transaction within 35 days of the trade date.

Exchange Traded Funds

The M International Equity Fund and the Underlying Fund may also invest in exchange traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similar to a publicly traded company. ETFs may be actively managed based on a particular strategy or passively managed to track or replicate a particular index. The ETFs in which the Funds invest are passively managed. The risks and costs of investing in ETFs are comparable to investing in a publicly traded company. The goal of a passively managed ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk of not correlating to the index is an additional risk to the investors in passive ETFs. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Other Investment Companies

Each Fund (except the M International Equity Fund) may invest up to 10% of the value of its total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies, and small business investment companies (although it is anticipated that such investments will not exceed 5% of total assets). Each Fund (except the M International Equity Fund) may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company. The above percentage limits do not apply to (i) investments in money market funds for short-term cash management or (ii) the investment of securities lending collateral. Subject to certain conditions, as described in Rule 12d1-4, such as entering into a fund of funds investment agreement, the Funds may exceed the percentage limits enumerated above.

Subject to certain limitations under the 1940 Act, the M International Equity Fund may invest up to 100% of the value of its total assets, calculated at the time of purchase, in the securities of other investment companies (although it is anticipated that such investments will not generally exceed 50% of the value of its total assets under normal circumstances). Each Fund will indirectly bear its proportionate share of any advisory and other fees paid by investment companies in which it invests, in addition to the management fees paid by such Fund.

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Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a Fund can invest in securities of other investment companies is limited by federal securities law.

Risks Related to Investments in Other Investment Companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.

Commodity Pool Operator Exemption

The Funds are not deemed to be “commodity pool operators” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. The Adviser has claimed an exclusion from registration as a “commodity pool operator” with respect to its service as investment adviser to the Funds pursuant to a claim for exclusion filed with the National Futures Association with respect to each Fund under CFTC Rule 4.5, as of the date of this SAI. The Funds intend to limit their investments in commodity interests so as to remain exempt commodity pools.

Cybersecurity

Risks Related to Cybersecurity. Intentional cybersecurity breaches of the Funds could include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws). A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Adviser, or other service providers to incur regulatory penalties, litigation expenses, reputational damage, additional compliance costs, or significant financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund’s investments to lose value.

Economic and Market Events

Risks Related to Economic and Market Events. Economic events historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included bankruptcies, corporate restructurings, and similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; bank failures; social, political, and economic instability in Europe and other countries; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; China’s economic slowdown; and regional armed conflict, such as the war between Russia and Ukraine. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

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Beginning in March 2022, the Fed began progressively increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of a Fund’s investments, and the Fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, a Fund may experience high redemptions and increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.

In addition, as the Fed increases the target Fed Funds Rate, any such increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on a Fund.

Political turmoil within the U.S. and abroad may also impact a Fund. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. Such actions could lead to price volatility and overall declines in U.S. and global investment markets.

There is a risk that the present value of assets or income from investments will be less in the future as rising prices (inflation) reduce their purchasing power. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may be affected, which may reduce the Fund’s performance. While overshadowed by recent rapid inflation, there is also a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time (deflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Historically, securities issued in emerging and frontier markets have been subject to a greater risk of inflationary or deflationary forces, and more developed markets have been better able to use monetary policy to normalize markets.

Risks Related to Russia’s Invasion of Ukraine. In late February 2022, Russia launched a large scale military attack on Ukraine. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; result in a decline in the value and liquidity of Russian securities; result in boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. Countermeasures or retaliatory actions by Russia may further impair the value and liquidity of Russian securities.

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The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on a Fund’s investments and performance beyond any direct or indirect exposure a Fund may have to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the World, which may negatively impact such countries and the companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including in the United States and Europe.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and any future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant negative impact on Fund performance and the value and liquidity of an investment in the Fund, particularly with respect to Russian exposure.

China Investments Risk. There are special risks associated with investments in China, Hong Kong and Taiwan. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. The Chinese economy is also vulnerable to the long-running disagreements with Hong Kong related to integration.

Investors in Chinese issuers may have difficulty obtaining information regarding the issuer, particularly high-quality and reliable financial reporting. A contributor to such lack of information are restrictions on the Public Company Accounting Oversight Board’s (“PCAOB”) ability to inspect audit work and practices of PCAOB-registered public accounting firms in China and the PCAOB’s ability to inspect audit work with respect to China-based Issuer audits by PCAOB-registered public accounting firms in Hong Kong. In December 2020, the US Congress passed the Holding Foreign Companies Accountable Act ("HFCAA"). The HFCAA provides that after three consecutive years of determinations by the PCAOB that positions taken by authorities in China obstructed the PCAOB's ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People's Republic of China to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. To the extent the PCAOB remains unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent a Fund invests in the securities of a company whose securities become subject to a trading prohibition, the Fund's ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected.

A Fund investing in China A shares through Stock Connect is subject to trading, clearance, settlement, and other procedures, which could pose risks to the Fund. Trading through the Stock Connect program is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude a Fund’s ability to invest in China A shares through the Stock Connect program. Trading through Stock Connect may require pre validation of cash or securities prior to acceptance of orders. This requirement may limit a Fund’s ability to dispose of its A shares purchased through Stock Connect in a timely manner.

A primary feature of the Stock Connect program is the application of the home market’s laws and rules applicable to investors in China A shares. Therefore, a Fund’s investments in Stock Connect China A shares are generally subject to the securities regulations and listing rules of the People’s Republic of China (“PRC”), among other restrictions. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, the Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of China A shares may fluctuate at times when a Fund is unable to add to or exit its position, which could adversely affect the Fund’s performance.

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Changes in the operation of the Stock Connect program may restrict or otherwise affect a Fund’s investments or returns. Furthermore, any changes in laws, regulations and policies of the China A shares market or rules in relation to Stock Connect may affect China A share prices. These risks are heightened generally by the developing state of the PRC’s investment and banking systems and the uncertainty about the precise nature of the rights of equity owners and their ability to enforce such rights under Chinese law. An investment in China A Shares is also generally subject to the risks identified under “Emerging Markets Risk,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.

Certain investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as a Fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in certain restricted or prohibited sectors in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, historically the structure has not been formally recognized under Chinese law and Chinese regulations regarding the structure are evolving. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the structure. It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect a Fund’s returns and net asset value.

Political, Social and Economic Uncertainty Risk. Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which a Fund and the issuers in which it invests are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

COVID-19 Pandemic Risk. The COVID-19 pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and customer activity, as well as general concern and uncertainty. Certain of these impacts, such as border closings and quarantines, have subsided but the impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including Fund service providers and issuers of the Fund’s investments, and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.

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Large Capitalization Companies

Risks Related to Large Capitalization Companies. Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Environmental, Social, and Governance (“ESG”) Risk. ESG is an important part of the M Large Cap Growth Fund’s investment process and is fully integrated into its stock selection, monitoring, and selling processes. There is no guarantee that the M Large Cap Growth Fund’s ESG policy will result in the optimal asset allocation or portfolio construction leading to the best risk-adjusted returns. The M Large Cap Growth Fund may forego certain market opportunities available to funds that do not invest using ESG criteria. Moreover, the companies or industries subject to negative screening may not necessarily correspond directly with investors’ own subjective views or ethical and moral standards or ESG aspirations. ESG considerations may be based on company disclosures or third-party information sources that are forward looking statements of intent and not necessarily fact-based or objectively measurable. This lack of uniformity and objective metrics can lead to missed opportunities or miscalculations as to the realized future impact of perceived positive and negative ESG factors on company fundamentals, leading to less than desired investment outcomes. The M Large Cap Growth Fund makes no express or implied representations or warranties regarding the accuracy, completeness, effectiveness, fairness, or fitness for a particular purpose with respect to ESG assessments, negative screens, integration or engagement activities.

Sustainability Risk. The M Large Cap Growth Fund’s ESG policy integrates sustainability risks into its investment objectives and policies by identifying, evaluating and managing relevant risks. The M Large Cap Growth Fund measures and integrates sustainability risks based on their financial materiality using a blend of inputs including proprietary analysis and third-party information sources. Sustainability risks may be based on company disclosures or third-party information sources that are forward looking statements of intent and not necessarily fact-based or objectively measurable. There is no guarantee that this data will be correctly assessed. A “sustainability risk” means an environmental, social or governance event or condition that, if it occurs, could cause an actual or a potential material negative impact on the value of the investment. If a sustainability risk associated with an investment materializes, it could lead to the loss in value of an investment. Sustainability risks may vary from investment to investment and could include, but are not limited to, risks of environmental damage, social risks (including safety and human rights violations and exploitation), governance risks (inadequate oversight and internal governance of the companies, including management and board structure, compensation and approach to anti-bribery and anti-corruption, litigation risks linked to ESG issues, as well as the risk of political and regulatory changes on investments related to each of the foregoing.

Sectors

Risks Related to Consumer Discretionary Sector. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, e-commerce, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.

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Risks Related to Energy Sector. The energy sector includes companies in the energy equipment and services, and oil, gas and consumable fuels industry groups. The value of companies in these industry groups is particularly vulnerable to developments in the energy sector, which may include swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies. Oil and gas companies develop and produce crude oil and natural gas and provide related resources such as production- and distribution-related services. Stock prices for oil and gas companies in particular are affected by supply and demand both for the companies’ specific products or services and for energy products in general. The performance of these companies will likewise be affected by the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact the energy stocks in which a Fund invests and the Fund’s performance. Oil and gas exploration and production companies can be significantly affected by natural and man-made disasters as well as changes in currency exchange rates, interest rates, government regulation, world events and economic conditions, and the companies may be at risk for environmental damage claims.

Risks Related to Financials Sector. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates.

Risks Related to Health Care Sector. The profitability of companies in the healthcare sector is affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Risks Related to Industrials Sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services.

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Risks Related to Technology Sector. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources and/or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Portfolio Turnover

The portfolio turnover rate is calculated for each Fund by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of that Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For each of the fiscal years ended December 31, 2022 and December 31, 2021, the portfolio turnover rates for the Funds were as follows:

Fund	2022 Portfolio Turnover Rate	2021 Portfolio Turnover Rate
M International Equity Fund	18%	9%
M Large Cap Growth Fund	37%	32%
M Capital Appreciation Fund	27%	38%
M Large Cap Value Fund	48%	61%

Policies and Procedures for Disclosure of Fund Portfolio Holdings

The Corporation has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to represent that such disclosure is in the best interests of Fund shareholders. Such disclosure is only permitted if the Corporation’s Chief Compliance Officer concludes that it is being done in a manner that, among other things, does not put the interests of the Adviser, Sub-Advisers, M Holdings Securities, Inc., or any affiliated person of the Corporation, the Adviser, Sub-Advisers or M Holdings Securities, Inc., above the interests of Fund shareholders. Under no circumstances does the Adviser, any Sub-Adviser, or the Corporation’s custodian, transfer agent, and administrator, State Street, receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Website Disclosure of Fund Portfolio Holdings. The Corporation has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings.  Disclosure of the complete holdings of each Fund is required to be made quarterly within 60 days of the end of the Fund’s fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders on Form N-CSR and in Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Funds’ fiscal quarter. You can find SEC filings on the SEC’s website, www.sec.gov. Each Fund will also make the quarterly holdings reports available on the Corporation’s website at www.mfin.com/m-funds.  Once you reach the website, scroll to the bottom of the web page to find the most recent quarterly report under the “Additional Information” heading.

Disclosure of Fund Portfolio Holdings to Approved Recipients. Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication on our website. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty not to disclose or trade on the nonpublic information.

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●	Portfolio Managers. Because they make the investment decisions that determine the portfolio holdings, portfolio managers of the Funds have full daily access to portfolio holdings for the Fund for which they have direct management responsibility.

●	Broker-Dealers. Portfolio managers may also release and discuss portfolio holdings with various broker-dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities. Occasionally, certain broker-dealers may also receive information regarding a Fund’s portfolio holdings to help portfolio managers determine such Fund’s portfolio management and trading strategies. Such disclosure would only be made subject to a written confidentiality agreement that prohibits releasing the information or trading based upon the information.

●	The Adviser and Sub-Advisers. Personnel of the Adviser and personnel of the Sub-Advisers other than portfolio managers may have full daily access to Fund portfolio holdings because that information is necessary for the Adviser and the Sub-Advisers to provide their management, administrative, and investment services to the Corporation.

●	State Street Bank and Trust Company. Since State Street is the custodian, transfer agent, and administrator for the Corporation, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary for such personnel to provide the agreed-upon services for the Corporation.

●	The Independent Registered Public Accounting Firm and Outside Counsel. Personnel of the independent registered public accounting firm and personnel of outside counsel may have access to Fund portfolio holdings because that information is necessary for the independent registered public accounting firm to perform the Corporations’ annual audit of its financial statements and for the outside counsel to evaluate certain regulatory and disclosure issues as they arise.

●	Other Service Providers. Other service providers to the Funds, such as proxy voting services and middle office service providers, may have full daily access to Fund portfolio holdings because this information is necessary for such service providers to perform their contracted services to the Funds.

Additions to List of Approved Recipients. The Corporation has designated the Chief Compliance Officer as the person responsible for, and whose prior approval is required for, any disclosure of the Funds’ portfolio securities to persons other than those listed above sooner than one day after the publication of the portfolio holdings on www.mfin.com/m-funds. In such cases, the recipient must have a legitimate business need for the information, and the disclosure of the information must be subject to a written confidentiality agreement that prohibits trading based on the information.

Compliance With Portfolio Holdings Disclosure Procedures. On at least an annual basis, the Corporation’s Chief Compliance Officer will provide to the Board of Directors a report that includes compliance with the Funds’ portfolio holdings disclosure procedures. The Board of Directors will be provided a current copy of the procedures for their review and approval.

Although the Corporation’s policies on the disclosure of portfolio holdings are designed to deter and detect improper use of non-public holdings information, there is no assurance that these policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Management of the Funds

Board of Directors

Overall responsibility for management and supervision of the Corporation rests with the Board of Directors. The Directors approve all material agreements between the Corporation and the persons and companies that furnish services to the Corporation.

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Management Information

The Directors of the Corporation are listed below together with their respective positions with the Corporation, their principal occupations during the past five years and any positions held with affiliates of the Corporation:

Name, Address, and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
INTERESTED DIRECTORS
Peter W. Mullin[2] 1125 NW Couch St., Suite 900 Portland, OR 97209 82	Director	Indefinite 27 Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency) from 2008 to 2021; Founding Chairman, Mullin, Barens, Sanford (life insurance & executive benefits) from 2012 to present.	4	M Financial Holdings, Inc., 1996 to March 2021; and M Life Insurance Company, 1981 to March 2021.
Malcolm L. “Skip” Cowen, II2 1125 NW Couch St., Suite 900 Portland, OR 97209 63	Director	Indefinite One Year	President, Cornerstone Advisors Asset Management, LLC and Cornerstone Institutional Investors, LLC, 2002 to present; President, Cornerstone Benefits, Inc. 2021 to present.	4	M Financial Investment Advisers, Inc., 1999 to present; and Gettysburg College Board of Trustees, 2012 to present.
James “Jim” Kaplan[2] 1125 NW Couch St., Suite 900 Portland, OR 97209 61	Director	Indefinite One Year	Chief Executive Officer, KB Financial Companies, LLC, 2016 to present; Principal, KB Financial Partners, LLC, 2009 to present.	4	M Financial Investment Advisers, Inc., 2021 to present; M Financial Holdings, Inc., 2019 to present; M Life Insurance Company, 2019 to present; and The Mariano Rivera Foundation, April 2021 to present.

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Name, Address, and Age	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
INDEPENDENT DIRECTORS
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 72	Director, Chair of the Board and Nominating and Corporate Governance Committee Chair	Indefinite 10 Years	Retired. President, Acorn Investors LLC (investment holding company), 2005 to October 2022; Principal, Clifford Capital Partners LLC, (investment manager), 2010 to 2022.	4	Director, Oaktree Capital Group (investment manager), 2007 to 2019.
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 71	Director and Audit Committee Chair	Indefinite 14 Years	Retired. Chief Executive Officer, C.M. Capital Corp., 2010 to 2021; Chief Investment Officer, C.M. Capital Corp., 2011 to 2018.	4	Vice-Chair and Director, C.M. Capital Corp., 2021 to present.
Nancy Crouse 1125 NW Couch St., Suite 900 Portland, OR 97209 64	Director	Indefinite Three Years	Retired. Senior Vice President and Portfolio Manager, Nuveen Investments (investment manager), 2005 to 2016.	4	Director, Women’s Economic Ventures (non-profit), 2016 to present; and Treasurer, Women’s Economic Ventures (non-profit), 2018 to present.
Mary Moran Zeven 1125 NW Couch St., Suite 900 Portland, OR 97209 62	Director	Indefinite Three Years	Retired. Director, Graduate Program in Banking and Financial Law, Boston University School of Law, 2019 to 2022; Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (custodial bank), 2000 to 2019.	4	Wisdom Tree Digital Trust (mutual fund), June 2022 to present.

1 In accordance with the Corporation’s current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation’s Articles of Incorporation.

2 Messrs. Mullin, Cowen, and Kaplan are deemed to be Interested Persons as defined by the 1940 Act, for the following reasons:

• Mr. Mullin has the power to vote 17.1% of the stock of M Financial Group, which controls the Adviser;

• Mr. Cowen is a Director of the Adviser; and

• Mr. Kaplan is a Director of the Adviser and M Financial Holdings.

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The Officers of the Corporation are listed below together with their respective positions with the Corporation, their principal occupations during the past five years and any positions held with affiliates of the Corporation:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Erik Bjorvik 1125 NW Couch St., Suite 900 Portland, OR 97209 51	President	One Year Since May 2022	Vice President, M Financial Asset Management, 2010 to May 2022; President, M Financial Asset Management, May 2022 to present; President, M Financial Investment Advisers, May 2022 to present; Vice President, M Financial Holdings, January 2022 to present.
David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 57	Secretary and Treasurer	One Year 16 Years	Accounting Director, M Financial Group, 1999 to present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007 to present; Secretary and Treasurer, M Financial Asset Management, Inc., 2016 to present.

The Chief Compliance Officer of the Corporation is listed below together with his position with the Corporation, his principal occupations during the past five years and any positions held with affiliates of the Corporation:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kenneth Kalina c/o Foreside Fund Officer Services, LLC 3 Canal Plaza, Suite 100 Portland, ME 04101 63	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Three Years	Anti-Money Laundering Officer, M Financial Advisers, Inc., November 2020 to present; Chief Compliance Officer, M Financial Advisers, Inc., August 2019 to present; Senior Principal Consultant, Foreside Fund Officer Services, LLC, June 2017 to June 2022; Chief Compliance Officer, Henderson Global Funds, December 2005 to June 2017.

The Corporation is governed by a Board of Directors, which is responsible for generally overseeing the conduct of Corporation business and for protecting the interests of shareholders. The directors meet periodically throughout the year to oversee the Corporation’s activities, review contractual arrangements with companies that provide services to the Corporation and review each Fund’s performance.

The Board is led by the Chair of the Board who is elected annually and is not an “interested person” of the Corporation for purposes of the 1940 Act. The position of Chair is separate from the position of President. Mr. Pierson, an independent Director, currently serves as the Chair of the Board and Mr. Bjorvik, President of the Adviser, currently serves as President of the Corporation. The Corporation believes this leadership structure is appropriate because having an Independent Director serve as Chair provides the Board with a measure of independence, while having an executive officer of the Adviser serve as President brings extensive knowledge of the Corporation’s day-to-day operations to the executive function.

The Board of Directors oversees risk management for the Corporation in several ways. The Board receives regular reports, which detail the results of testing of each Fund’s compliance with its Board-adopted policies and procedures, its investment policies and limitations, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management related issues regarding the Corporation with the Board and solicits the Board’s input on many aspects of management, including potential risks to the Corporation. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Corporation and offers advice to management, as appropriate. The Directors also meet in executive session with legal counsel, the Chief Compliance Officer, the independent auditor and representatives from management, as needed.

The Corporation has two standing Committees, the Audit Committee and the Nominating and Corporate Governance Committee. The Audit and Nominating and Corporate Governance Committees were established by the Board at a meeting held on February 10, 2004. Messrs. Madding, Pierson and Mses. Crouse and Zeven are members of the Audit and Nominating and Corporate Governance Committees of the Board. Mr. Madding is Chair of the Audit Committee and Mr. Pierson is Chair of the Nominating and Corporate Governance Committee. The Audit Committee operates under a written charter approved by the Board. The purposes of the Audit Committee are: (a) to oversee generally the Funds accounting and financial reporting policies and processes, including the Funds compliance with legal and regulatory requirements applicable thereto; (b) to oversee generally the quality, objectivity, and integrity of the Funds financial statements and the independent audit thereof, including the Funds controls over financial reporting; (c) to oversee the qualifications, independence, and performance of the Funds independent accountants; (d) to act as a liaison between the Funds independent accountants and the full Board; and (e) to act upon reports of or other information regarding deficiencies, weaknesses in internal controls and procedures for financial reporting, fraud or other similar matters. The Nominating and Corporate Governance Committee, among other things, nominates persons to fill vacancies on the Board. The Nominating and Corporate Governance Committee does not have a procedure to consider nominees for the position of Director recommended by shareholders. During the past calendar year, the Audit Committee met two times and the Nominating and Corporate Governance Committee met once.

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There is no family relationship between any of the Directors or Officers listed above.

Beneficial Share Ownership in the Funds as of December 31, 2022

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in the Corporation
Peter W. Mullin	M International Equity Fund over $100,000 M Large Cap Growth Fund over $100,000 M Capital Appreciation Fund over $100,000 M Large Cap Value Fund over $100,000	over $100,000*
Malcolm L. “Skip” Cowen, II	None	None
James “Jim” Kaplan	M International Equity Fund $10,001-$50,000 M Large Cap Growth Fund $10,001-$50,000 M Capital Appreciation Fund $1-$10,000 M Large Cap Value Fund $10,001-$50,000	$50,001-$100,000*
Wayne Pierson	None	None
Bruce W. Madding	None	None
Nancy Crouse	None	None
Mary Zeven	None	None

* Messrs. Mullin and Kaplan each beneficially own shares of the Funds as a result of investment allocations made within their respective variable life insurance or annuity policies.

The Directors and Officers, as a group, owned less than 1% of each Fund’s shares as of March 31, 2023.

Consistent with M Financial Group’s focus on client advocacy and leadership, the Corporation’s Board of Directors continues to provide valuable direction and insight that fuel differentiation.  While there are no formal qualification requirements, Directors have certain perspectives, credentials, skills, and levels of experience that enhance their ability to serve on the Board, including:

(i)	knowledge of mutual funds, insurance, and/or financial services;

(ii)	a reputation for high professional integrity; and

(iii)	an ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board and the Adviser.

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The following is a summary of the specific qualifications and experience of each Director:

Peter W. Mullin: Mr. Mullin is a business executive with over 42 years’ experience with executive compensation and benefit issues. His experience includes various chief executive positions and service as a director or trustee of various public companies and foundations, including M Financial Holdings, Inc., M Life Insurance Company, Mullin Insurance Services Holdings, Inc., Main Management, LLC and the Guggenheim Museum. He has a Bachelor’s degree in Economics from the University of California (Santa Barbara). He holds series 6 and 63 securities licenses and is a lifetime member of Finseca (formerly AALU) and Million Dollar Roundtable. He has served on the Corporation’s Board of Directors and related committees for 27 years and possesses significant experience regarding the Corporation’s operations and history.

Malcolm L. “Skip” Cowen II: Mr. Cowen is a business executive with over 37 years’ experience in the financial services industry. His experience includes working with institutional clients and wealthy families to help design, implement and monitor portfolios on their behalf. He is a co-founder of Cornerstone Advisors Asset Management, LLC and Cornerstone Institutional Investors, LLC. Mr. Cowen is the Chair of Cornerstone’s Investment Policy Committee, which oversees all client assets. He became President in 2002 and before that served as Chief Compliance Officer. Mr. Cowen is also chair of the Board of Directors of the Adviser, has been nationally ranked by Barron’s, spoken at a number of industry conferences and is an active member of various advisory groups. He received a B.A. in Business Administration from Gettysburg College, an MBA in Business Administration from Lehigh University and a Masters in Taxation from Villanova Law School.

James “Jim” Kaplan: Mr. Kaplan is a business executive with over 32 years’ experience in the financial services industry. He is co-founder and the CEO of KB Financial Partners, LLC in Princeton, New Jersey, which has been a Member Firm since 2008. Mr. Kaplan spent 28 years as an agent of Equitable and AXA where he served on various boards within the company including the EARC, the reinsurance company. Mr. Kaplan works with the KB Financial team to develop the overall strategy of the firm and leads the effort to continually refine and improve client offerings. He has a 37-year history of advising high net worth clients in the areas of sophisticated estate, wealth transfer and investment planning strategies. Mr. Kaplan received a BA in Political Science and Government from Lehigh University. He holds the CLU designation and is a member of Finseca (formerly AALU). Mr. Kaplan serves on the Board of Directors of the Adviser, M Financial Holdings, M Life Insurance Company, and The Mariano Rivera Foundation and is involved with a number of local charities. He is registered with M Securities. Mr. Kaplan currently serves on the Company’s Product Development Group.

Wayne G. Pierson: Mr. Pierson is a business executive with over 40 years’ experience in the financial services industry.  His experience includes chief executive and chief financial officer positions at Clifford Capital Partners, LLC, of which he is co-founder and served as principal. He is also president of Acorn Investors LLC and was a director of Oaktree Capital Group. Mr. Pierson served as a trustee for various private trusts.  He was chief financial & investment officer of Meyer Memorial Trust, and served on the investment committee of the Portland State University and as the investment committee chair of the Cascade Pacific Council. He received a Bachelor’s degree in Business Administration from the California State University (Northridge).  He is a Certified Public Accountant and a Chartered Financial Analyst.  He has served on the Corporation’s Board of Directors and related committees for 10 years and possesses significant experience regarding the Corporation’s operations and history.

Bruce W. Madding: Mr. Madding is a business executive with over 32 years’ experience in the financial services industry. His experience includes chief executive, chief investment and chief financial officer positions at C.M. Capital Corp. He also has served as a director or trustee for various foundations, including chief financial and investment officer for the Henry J. Kaiser Family Foundation, the investment committee for the University of California, Berkeley Foundation and chaired the investment committee for the American Red Cross. He received his Bachelor’s degree from the University of California, Berkeley and holds a Master’s degree in Business Administration from the University of Southern California. He is a Certified Public Accountant (retired).  He has served on the Corporation’s Board of Directors and related committees for 14 years and possesses significant experience regarding the Corporation’s operations and history.

Nancy Crouse: Ms. Crouse is a business executive with over 37 years’ experience in the financial services industry. She was a chief investment officer and co-CIO at two Nuveen Investments equity affiliates where she was responsible for oversight of investment team and process as well as risk oversight. Her experience also includes the role of senior vice president and portfolio manager at Nuveen Investments and at Delaware Investments overseeing both open- and closed-end funds. Ms. Crouse is a director and treasurer of the Board of Women’s Economic Ventures. She received a BA in International Affairs from Lafayette College and a Master’s degree in Business Administration from the University of Pittsburgh. She is a Chartered Financial Analyst. She joined the Board of Directors and related committees in July 2019.

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Mary Zeven: Ms. Zeven is an attorney with over 39 years’ experience in the financial services and legal industries. Her experience includes director of the Graduate Program in Banking and Financial Law at Boston University School of Law and senior vice president and senior managing counsel at State Street Bank and Trust Company. She received her BBA in Business Administration and Accounting from Florida Atlantic University. She has a Juris Doctor from St. John’s University School of Law. She joined the Board of Directors and related committees in September 2019.

Each Independent Director receives $1,500 per meeting of the Board that he or she attends and an annual retainer of $25,000. Interested Directors do not receive an annual retainer, nor compensation from the Funds’ for any meeting of the Board attended. Each member of the Audit Committee and each member of the Nominating and Corporate Governance Committee receives $1,500 per meeting of the Audit Committee and the Nominating and Corporate Governance Committee that he or she attends.  The Chair of the Board and the Chair of the Audit Committee each receive additional annual compensation of $10,000.

The Corporation does not provide retirement or pension benefits to the Directors. The Corporation pays no compensation to its officers.

During the year ended December 31, 2022, the Directors of the Corporation received the following compensation from the Corporation:

Name of Person, Position	Aggregate Compensation from the Corporation	Pension or Retirement Benefits Accrued as Part of the Corporation’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Corporation and Fund Complex Paid to Directors

INTERESTED DIRECTORS
Peter W. Mullin Director	$0	$0	$0	$0
Malcolm L. “Skip” Cowen II* Director	$0	$0	$0	$0
James “Jim” Kaplan* Director	$0	$0	$0	$0

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Name of Person, Position	Aggregate Compensation from the Corporation	Pension or Retirement Benefits Accrued as Part of the Corporation’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Corporation and Fund Complex Paid to Directors

INDEPENDENT DIRECTORS
Wayne Pierson Director, Chair of the Board and Chair of the Nominating and Corporate Governance Committee	$47,000	$0	$0	$47,000
Bruce Madding Director and Chair of the Audit Committee	$47,000	$0	$0	$47,000
Nancy Crouse	$37,000	$0	$0	$37,000
Mary Zeven	$37,000	$0	$0	$37,000

Codes of Ethics

Rule 17j-1 of the 1940 Act, addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds and their investment advisers and principal underwriters to adopt a code of ethics and to report periodically to the Board of Directors on issues raised under such codes of ethics. To assure compliance with these restrictions, the Corporation, the Adviser, each Sub-Adviser and M Holdings Securities, Inc. (the “Distributor”) each have adopted and agreed to be governed by a code of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees. The codes of ethics of the Corporation, the Adviser, the Sub-Advisers and the Distributor permit covered employees to invest in securities, including securities that may be purchased or held by the Funds. However, such personal securities transactions must avoid actual or potential conflicts of interest with the Funds.

Copies of the codes of ethics may be obtained on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Procedures

The Funds have delegated proxy voting responsibilities to the Sub-Advisers subject to the Board of Directors’ oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds’ and their shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the “Proxy Voting Procedures”). The Proxy Voting Procedures address, among other things, situations where a vote may present material conflicts of interest between the interests of the Funds and their shareholders on the one hand and the interests of the Sub-Advisers and their affiliates on the other hand. The Proxy Voting Procedures are provided in Appendix A to this SAI.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Corporation toll-free at (888) 736-2878; and (2) on the SEC’s website at http://www.sec.gov.

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Investment Advisory and Other Services

Investment Adviser

M Financial Investment Advisers, Inc. is the investment adviser of the Corporation and its Funds. Erik Bjorvik serves as President of the Adviser and President of the Corporation; David Lees serves as Secretary and Treasurer of the Adviser and Secretary and Treasurer of the Corporation; and Kenneth A. Kalina serves as Chief Compliance Officer and Anti-Money Laundering Officer of the Adviser and of the Corporation.

The Adviser is controlled by M Financial Holdings Incorporated, which does business under the name M Financial Group.  M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group.  As stockholders, they share in the profits of M Financial Group via periodic stock or cash dividends. M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Corporation and receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents. Clients should be aware that these direct and indirect compensation arrangements may create economic incentives, which could influence recommendations for particular financial products or services (including the Funds).  These incentives include, but are not limited to, the following: (i) commissions or other compensation in respect of one particular financial service provider, product, investment, or service may exceed commissions or compensation payable in respect of a comparable provider, product or service; (ii) certain policy features or riders may involve commissions or compensation that differ from compensation payable in respect of “base” or standard contractual features; and (iii) products or services that provide revenue, including override commissions or potential reinsurance profits, to M Financial Group could indirectly provide incentives to agents to recommend such products over similar products or services that do not provide revenue to M Financial Group.

The Adviser was organized on September 11, 1995.  Although the Adviser is not primarily responsible for the daily management of the Funds, the Adviser oversees the management of the assets of the Funds by each of the Sub-Advisers.  In turn, each Sub-Adviser is responsible for the day-to-day management of a specific Fund.

Investment Advisory Agreement

The Adviser has entered into an investment advisory agreement with the Corporation under which the Adviser assumes overall responsibility, subject to the ongoing supervision of the Corporation’s Board of Directors, for administering all operations of the Corporation and for monitoring and evaluating the management of the assets of each of the Funds by the Sub-Advisers. On April 6, 2023, the Board approved an amendment to the investment advisory agreement between the Adviser and the Corporation, on behalf of the M Capital Appreciation Fund, to decrease the advisory fee payable for the Fund. The Adviser, on behalf of the Corporation, has entered into sub-advisory agreements with (i) Dimensional Fund Advisors LP, with respect to the M International Equity Fund, (ii) DSM Capital Partners LLC with respect to the M Large Cap Growth Fund, (iii) Frontier Capital Management Company, LLC with respect to the M Capital Appreciation Fund and (iv) Brandywine Global Investment Management, LLC with respect to the M Large Cap Value Fund. On April 6, 2023, the Board approved an amendment to the sub-advisory agreement between the Adviser and Frontier Capital Management Company, LLC, on behalf of the M Capital Appreciation Fund, to decrease the fee payable to the Sub-Adviser. The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Corporation’s operations and furnishes or procures any other services and information necessary for the proper conduct of the Corporation’s business. The Adviser also acts as liaison among, and supervisor of, the various service providers to the Corporation, including the custodian, transfer agent, administrator, and accounting services agent. The Adviser is also responsible for overseeing the Corporation’s compliance with the requirements of applicable law and with each Fund's investment objective, policies, and restrictions. The Sub-Advisers provide the day-to-day portfolio management for the respective Funds.

The investment advisory agreement provides that the Adviser may render similar services to others (although there is no current intent for the Adviser to do so) so long as the services that it provides to the Corporation are not impaired thereby. The investment advisory agreement also provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment advisory agreement, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

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The current investment advisory agreement and sub-advisory agreements (each an “Agreement”) will remain in effect from year to year, provided such continuance is specifically approved as to each Fund at least annually by (a) the vote of a majority of the outstanding voting securities of that Fund or by the Board of Directors, and (b) the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement will terminate automatically if assigned (as defined in the 1940 Act). Each Agreement is also terminable without penalty (a) as to any Fund at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund; (b) by the Adviser on not more than 60 days’ nor less than 30 days' written notice; or (c) by the Sub-Adviser on 90 days’ notice.

As compensation for its services, the Adviser receives a fee (paid by the Funds) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Advisory Fee
M International Equity Fund*	0.15% on all assets plus (and only with respect to Fund assets which are not invested in a mutual fund that is advised by the Fund’s sub-adviser):
0.25% on the first $100 million
0.20% on amounts thereafter
M Large Cap Growth Fund	0.65% of first $50 million 0.60% of next $50 million 0.55% on amounts thereafter
M Capital Appreciation Fund**	0.85% of the first $125 million 0.75% on the amounts thereafter
M Large Cap Value Fund	0.43%

*Prior to March 1, 2021, the advisory fee of the M International Equity Fund was 0.15% on all assets plus (and only with respect to Fund assets which are not invested in a mutual fund that is advised by the Fund’s sub-adviser) 0.32% on the first $100 million and 0.27% on the amounts thereafter.

**Prior to May 1, 2023, the advisory fee of the M Capital Appreciation Fund was 0.90% of the first $125 million and 0.80% on the amounts thereafter.

For the years ended December 31, 2022, December 31, 2021, and December 31, 2020, respectively, the Funds incurred the following amounts as investment advisory fees payable to the Adviser:

Fund	2022	2021	2020
M International Equity Fund	$678,593	$733,682	$654,470
M Large Cap Growth Fund	$1,286,648	$1,508,719	$1,252,812
M Capital Appreciation Fund**	$1,717,418	$1,957,732	$1,467,789
M Large Cap Value Fund***	$558,990	$528,305	$370,362	*

*Of this amount, $6,388 was waived by the Adviser.

**Prior to July 1, 2020, the fee payable to the Adviser for the Fund was 0.90% on the Fund’s average daily net assets.

***As of May 1, 2020, Brandywine replaced AJO, LP (“AJO”) as the Sub-Adviser for the M Large Cap Value Fund. For the period January 1, 2020 through April 30, 2020, the fee payable to the Adviser for the Fund was 0.45% of the first $250 million, 0.35% of the next $250 million, 0.30% of the next $250 million, and 0.275% on the amounts thereafter on the Fund’s average daily net assets. For the period January 1, 2020 through April 30, 2020, the Adviser waived $6,388 otherwise payable by M Large Cap Value Fund.

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Expenses of the Corporation

The Corporation incurs certain operating and general administrative expenses in addition to the Adviser’s fee. These expenses, which are accrued daily, include: legal fees; certain regulatory and filing fees; costs associated with shareholder reporting; insurance; director compensation; and other expenses properly payable by the Corporation. These expenses are allocated on the basis of the asset size of the respective Funds or by the Board of Directors, as appropriate. Certain other expenses, including: taxes; expenses for auditing and tax services; charges for custody services; expenses of redemption; brokerage costs; trading costs; transfer agent fees (wire fees); pricing fees; certain regulatory reporting fees; accounting fees; foreign sub-custodian fees; and other costs properly payable by a particular Fund, are borne directly and paid individually by such Fund.

Each year, from the inception of the Funds through April 30, 2024, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund’s annualized average daily net assets. For the years ended December 31, 2022, December 31, 2021, and December 31, 2020, respectively, the Funds received the following reimbursements:

Fund	2022	2021	2020
M International Equity Fund	$151,020	$32,474	$51,182
M Large Cap Growth Fund	$0	$0	$0
M Capital Appreciation Fund	$0	$0	$0
M Large Cap Value Fund	$0	$0	$24,324

Under the Investment Advisory Agreement, the Adviser may elect to recapture any amounts waived or reimbursed during the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses to exceed 0.25%. The Adviser did not recapture any amounts waived or reimbursed during the fiscal year ended December 31, 2022.

Sub-Advisers

The Adviser has retained the services of four Sub-Advisers to provide the day-to-day portfolio management for the Funds.

Dimensional Fund Advisors LP

Dimensional Fund Advisors LP (“Dimensional”), Sub-Adviser to the M International Equity Fund, is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

As of December 31, 2022, the following members of the Dimensional investment team were responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)
Jed S. Fogdall	124	$408,056	28	$20,189	450	$23,179
Mary T. Phillips, CFA	72	$249,433	4	$2,724	0	$0
William B. Collins-Dean, CFA	24	$87,527	0	$0	5	$2,330

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As of December 31, 2022, the following members of the Dimensional investment team managed the following types of accounts for which an advisory fee based on the account’s performance is earned:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)
Jed S. Fogdall	0	$0	1	$186	4	$1,885
Mary T. Phillips. CFA	0	$0	0	$0	0	$0
William B. Collins-Dean, CFA	0	$0	0	$0	0	$0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to the M International Equity Fund and one or more other accounts. Other accounts include registered mutual funds (other than the M International Equity Fund), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (each an “Account” and collectively, “Accounts”). An Account may have similar investment objectives to the M International Equity Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the M International Equity Fund. Actual or apparent conflicts of interest include:

●	Time Management. The management of the M International Equity Fund and/or multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of the M International Equity Fund and/or Account. The Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the M International Equity Fund.
●	Investment Opportunities. It is possible that at times identical securities will be held by the M International Equity Fund and one or more Account. However, positions in the same security may vary and the length of time that the M International Equity Fund or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the M International Equity Fund and one or more Account, the M International Equity Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the M International Equity Fund and all Accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across the M International Equity Fund and Accounts.
●	Broker Selection. With respect to securities transactions for the M International Equity Fund, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Sub-Adviser or its affiliates may place separate, non-simultaneous, transactions for the M International Equity Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the M International Equity Fund or the Account.
●	Performance-Based Fees. For some Accounts, the Sub-Adviser may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Sub-Adviser with regard to Accounts where the Sub-Adviser is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Sub-Adviser might share in investment gains.
●	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

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The Sub-Adviser has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of the Sub-Adviser and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the M International Equity Fund or other accounts that the portfolio managers manage. The Sub-Adviser reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

●	Base salary. Each portfolio manager is paid a base salary. The Sub-Adviser considers the factors described above to determine each portfolio manager’s base salary.
●	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Sub-Adviser, as determined from time to time by the Board of Directors of the Sub-Adviser or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Sub-Adviser’s Long-Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

As of December 31, 2022, none of the members of the Dimensional investment team beneficially owned any shares of the M International Equity Fund.

DSM Capital Partners LLC

DSM Capital Partners LLC (“DSM”), Sub-Adviser to the M Large Cap Growth Fund, is located at 7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418.  DSM is owned and controlled by its co-founders, Stephen E. Memishian and Daniel B. Strickberger.

As of December 31, 2022, each portfolio manager is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts		Total Assets of Accounts Managed (in millions)
Daniel B. Strickberger	3	$407.66	14	$775.09	620		$5,134.15
Justin T. Burk, CFA	3	$407.66	14	$775.09	620		$5,134.15
David M. McVey, CFA	3	$407.66	14	$775.09	620		$5,134.15
Steve D. Tish, CFA	3	$407.66	14	$775.09	620		$5,134.15
Eric F. Woodworth, CFA	3	$407.66	14	$775.09	620		$5,134.15
Hannah Chiang	3	$407.66	14	$775.09	620		$5,134.15
Shirley Hu Anderson, CFA	3	$407.66	14	$775.09	620		$5,134.15
Takamune Fujikawa, CFA	3	$407.66	14	$775.09	620		$5,134.15
Giles Evans, CFA	3	$407.66	14	$775.09	620		$5,134.15
					6	*	$976.16	*

*These accounts are subject to a performance-based advisory fee.

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Conflicts of Interest

As is typical for many investment advisers, potential conflicts of interest may arise related to DSM’s management of accounts, including the Fund, where not all accounts are able to participate in a desired IPO, or other limited opportunity, related to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side-by-side management of accounts with performance-based fees,  and related to a variety of other circumstances.

When evaluating broker-dealers, DSM may not always select the broker-dealer with the lowest commission rate. The primary criteria considered in selecting a broker-dealer is the ability of the broker-dealer, in DSM’ opinion, to secure execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to DSM on behalf of its clients.

In all cases, however, DSM believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent or disclose material conflicts of interest.  Please see DSM’s Form ADV, Part 2A for a complete description of its conflicts and some of its policies and procedures in this regard.

Compensation

DSM’s investment professionals receive a base salary commensurate with their level of experience.  DSM’s goal is to maintain base salaries and bonus compensation competitive with the broad investment industry (including alternative investment firms).  Bonus compensation, which is a multiple of base salary, is based on an employee’s long-term performance.  Each individual’s contribution to fundamental research, valuation work and portfolio management is considered, both within and beyond the portfolio.  Collaboration is expected and rewarded at DSM.  Importantly, the entire investment team, as well as other employees of the firm, are also shareholders in DSM.  This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

Portfolio managers/research analysts, along with all other DSM employees, are reviewed on an annual basis.  DSM’s partners are responsible for setting base salaries, bonus compensation and share ownership amounts.

As of December 31, 2022, none of the members of the DSM investment team beneficially owned any shares of the M Large Cap Growth Fund.

Frontier Capital Management Company, LLC

Frontier Capital Management Company LLC (“Frontier”), Sub-Adviser to the M Capital Appreciation Fund, is located at 99 Summer Street, Boston, Massachusetts 02110. Frontier is 20% owned by active Frontier employees and 80% is indirectly owned by Affiliated Managers Group, Inc. (“AMG”), an asset management holding company located at 777 South Flagler Drive, West Palm Beach, FL 33401. As of December 31, 2022, AMG had 37 advisory affiliates that collectively manage approximately $651 billion in assets.

As of December 31, 2022, each portfolio manager is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)
Andrew B. Bennett, CFA	1	$188	1	$94	10	$1,035
Peter G. Kuechle	1	$188	1	$94	10	$1,035

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As of December 31, 2022, Mr. Bennett and Mr. Kuechle did not manage any accounts for which the advisory fee was based on performance.

Conflicts of Interest

In connection with its management of clients’ accounts, Frontier is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.

Frontier’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., capital appreciation) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.

Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

Compensation

Frontier’s portfolio manager compensation structure is designed to align the interest of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners at Frontier, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.

As of December 31, 2022, Mr. Bennett and Mr. Kuechle did not beneficially own any shares of the M Capital Appreciation Fund.

Brandywine Global Investment Management, LLC

Brandywine Global Investment Management, LLC (“Brandywine”), Sub-Adviser to the M Large Cap Value Fund, is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine is a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), a holding company with subsidiaries operating under its Franklin Templeton and/or subsidiary brand names, located at One Franklin Parkway, San Mateo, CA 94403. As of December 31, 2022, Franklin Resources had 321 advisory affiliates that collectively manage approximately $1,387.7 billion in assets.

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As of December 31, 2022, each portfolio manager is responsible for advising the following types of accounts*:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts	Total Assets of Accounts Managed (in millions)	Number of Accounts		Total Assets of Accounts Managed (in millions)
Joseph J. Kirby	6	$5,909	3	$63	6		$12
Henry F. Otto	8	$6,915	9	$237	42	*	$1,806	*
Steven M. Tonkovich	8	$6,915	9	$237	42	*	$1,806	*

*Two of these accounts, which have a combined market value of $944 million, are subject to a performance-based advisory fee.

Brandywine utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of the accounts listed in each category.

Conflicts of Interest

Brandywine maintains policies and procedures reasonably designed to detect and minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple portfolios, the investment opportunity may be allocated among these several portfolios, which may limit a portfolio’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

Brandywine has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between portfolios. Nevertheless, investment opportunities may be allocated differently among portfolios due to the particular characteristics of a portfolio, such as the size of the portfolio, cash position, investment guidelines and restrictions or its sector/ country/region exposure or other risk controls, market restrictions or for other reasons.

Similar Investment Strategies. Brandywine and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the portfolios under management. For example, when the structure of an investment adviser’s management fee differs among the portfolios under its management (such as where certain portfolios pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain portfolios over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor portfolios in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those portfolios that could most significantly benefit the portfolio manager.

To manage conflicts that may arise from management of portfolios with performance-based fees, Brandywine has developed trade allocation procedures as described above and Brandywine periodically reviews the performance and trading in portfolios with like strategies to seek to ensure that no portfolio or group of portfolios receives preference in the trading process.

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Personal Account Trading. Brandywine may, from time to time, recommend to clients that they buy or sell securities in which employees have a financial interest. These types of transactions may present a conflict of interest in that employees might benefit from market activity by a client in a security held by an employee. In order to prevent conflicts of interest between Brandywine and its client, employee trading is monitored under the Code of Ethics (the “Brandywine Code”). The Brandywine Code includes policies and procedures (a) restricting personal trading, (b) requiring the pre-clearance of most types of personal securities transactions, (c) requiring the reporting to Brandywine of all required personal securities holdings and transactions, and (d) mandating blackout periods during which employees are prohibited from making personal transactions in certain securities.

Brandywine and its employees may also invest in mutual funds and other pooled investment vehicles, including private investment vehicles that are managed by Brandywine. This may result in a potential conflict of interest since Brandywine employees have knowledge of such funds’ investment holdings, which is non-public information.

Broker Selection and Soft Dollar Usage. Investment professionals may be able to influence the selection of broker-dealers that are used to execute securities transactions for the portfolios they manage. In addition to executing trades, some brokers and dealers provide brokerage and research services, which may result in the payment of higher brokerage commissions than might otherwise be available and may provide an incentive to increase trading with such brokers. All soft dollar arrangements in which Brandywine is involved are subject to Brandywine’s policy of seeking best execution and are structured to comply with the safe harbor of Section 28(e) of the 1934 Act, and the rules and interpretations thereof as issued by the SEC. Nonetheless, the research services obtained from brokers and dealers may be used to service portfolios other than those paying commissions to the broker-dealers providing the research services, and also may benefit some portfolios more than others.

Compensation

All portfolio managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based in part on the performance of the portfolio managers’ investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are also considered as part of the individual allocation decision. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. Brandywine believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

As of December 31, 2022, Henry F. Otto, Steven M. Tonkovich, and Joseph J. Kirby did not beneficially own any shares of the M Large Cap Value Fund.

Sub-Advisory Fees

As compensation for their services, each Sub-Adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Sub-Advisory Fee
M International Equity Fund*	0.25% on the first $100 million 0.20% on amounts thereafter
M Large Cap Growth Fund	0.50% on the first $50 million 0.45% on the next $50 million 0.40% on amounts thereafter
M Capital Appreciation Fund**	0.70% on the first $125 million 0.60% on amounts thereafter
M Large Cap Value Fund	0.28%

* The Sub-Adviser shall not receive any sub-advisory fee for its sub-advisory services to the M International Equity Fund with respect to assets of the M International Equity Fund invested in any other mutual fund advised by the Sub-Adviser, nor shall such assets count towards the application of the $100 million breakpoint.  The Sub-Adviser and the Adviser acknowledge that, as a shareholder of any mutual fund advised by the Sub-Adviser, the M International Equity Fund will be subject to the fees of that fund as outlined in such fund’s currently effective registration statement. Prior to March 1, 2021, the fee payable to the Sub-Adviser for the Fund was 0.32% on the first $100 million and 0.27% on the amounts thereafter on the Fund’s average daily net assets.

** Prior to May 1, 2023, the fee payable to the Sub-Adviser for the Fund was 0.75% on the first $125 million and 0.65% on amounts thereafter on the Fund’s average daily net assets.

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Since they are paid by the Adviser, the sub-advisory fees form a portion of, and are not in addition to, the Advisory fees described in the Prospectus and above. For the years ended December 31, 2022, December 31, 2021, and December 31, 2020, respectively, the Adviser paid the Sub-Advisers the following sub-advisory fees:

Sub-Adviser	2022	2021	2020
Dimensional	$354,871	$388,409	$392,607
DSM	$956,198	$1,117,705	$931,591
Frontier**	$1,418,840	$1,614,095	$1,218,589
AJO***	—	—	$78,789	*
Brandywine***	$363,993	$344,013	$157,969

* Brandywine replaced AJO as the Sub-Adviser for the M Large Cap Value Fund on May 1, 2020. For the period January 1, 2020 through April 30, 2020, AJO waived $6,388 of its sub-advisory fees payable by the Adviser.

** Prior to July 1, 2020, the fee payable to the Sub-Adviser for the M Capital Appreciation Fund was 0.75% on the Fund’s average daily net assets.

*** As of May 1, 2020, Brandywine replaced AJO as the Sub-Adviser for the M Large Cap Value Fund. For the period January 1, 2020 through April 30, 2020, the fee payable to the Sub-Adviser for the Fund was 0.2775% on the first $250 million, 0.185% on the next $250 million, 0.1388% on the next $250 million and 0.1156% on the amounts thereafter on the Fund's average daily net assets.

Change of Sub-Advisers

The Corporation and the Adviser have received an exemptive order from the SEC that permits the Adviser to amend existing sub-advisory agreements, with the approval of the Corporation’s Board of Directors. The exemption also permits the Adviser to enter into new sub-advisory agreements with Sub-Advisers that are not affiliated with the Adviser when approved by the Corporation’s Board of Directors without shareholder approval, subject to limitations on fee rate increases. Shareholders of the Funds will be notified of any Sub-Adviser changes within 90 days of such change.

Distributor

M Holdings Securities, Inc. acts as the distributor (the “Distributor”) for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services. The Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The principal executive offices of the Distributor are in the same offices as the Corporation located at M Financial Plaza, Portland, OR. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934; as an investment adviser under the Investment Advisers Act of 1940; and is a member of the Financial Industry Regulatory Authority.

Custodian and Transfer Agent

Pursuant to a Custodian Agreement and a Transfer Agency and Service agreement with the Corporation, State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA, 02111 holds the cash and portfolio securities of the Corporation as custodian and acts as the Corporation’s transfer agent.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Corporation, all as directed by persons authorized by the Corporation. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Corporation. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Pursuant to the Custodian Agreement and Rule 17f-5 under the 1940 Act, State Street acts as the Corporation’s global custody manager. Portfolio securities purchased outside the United States will be maintained in the custody of various other custodians or subcustodians, including foreign banks and foreign securities depositories, which are selected and overseen by State Street in accordance with regulations under the 1940 Act.

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Administrator

Pursuant to the Corporation’s Administration Agreement with State Street, State Street provides certain administrative services to the Corporation, such as calculating each Fund's net asset value and standardized performance information; preparing annual and semi-annual reports to shareholders and the SEC; preparing various materials for filing with the SEC; preparing each Fund's tax returns; monitoring compliance; and performing other administrative duties.

For the years ended December 31, 2022, December 31, 2021, and December 31, 2020, the Corporation incurred the following custody, fund accounting, transfer agency and administration fees payable to State Street:

Fund	2022	2021	2020
M International Equity Fund	$481,601	$416,597	$319,645
M Large Cap Growth Fund	$221,871	$248,752	$223,681
M Capital Appreciation Fund	$218,806	$256,871	$204,957
M Large Cap Value Fund	$164,072	$162,873	$136,070

Securities Lending

The Funds participate in a securities lending program under the terms of a Securities Lending Agency Agreement with State Street Bank and Trust Company, which serves as the Funds' securities lending agent. Each Fund may loan its portfolio securities in an amount up to 33 1/3% of its total assets. The Funds receive cash (U.S. currency) and non-cash (U.S. Treasuries and Agencies) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets the quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day. The collateral value does not include the calculated mark, which is the amount charged/returned to the borrower daily to maintain 102%/105% of market value. There is a day lag in receiving the mark, which may at times result in a collateral percentage above or below 102%/105%.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Upon an event of default under the Securities Agency Lending Agreement, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. If the borrower fails to return loaned securities and cash collateral is insufficient to cover the value of loaned securities (provided that the insufficiency is not due to investment losses), the securities lending agent has agreed, at its option, to pay the amount of any shortfall in collateral to the Funds; or to replace the securities. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Internal Revenue Code of 1986, as amended.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to the borrower through the securities lending agent, is the source of the Fund's securities lending income, 70% of which is paid to the Fund, 30% of which is paid to the custodian as securities lending agent.

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The table below sets forth, for the Funds’ most recently completed fiscal year, each Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities.

Security/Strategy	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Gross income from securities lending activities:	$132,746	$0	$46,538	$1,980
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split:	$17,568	$0	$4,225	$106
Fees paid for any cash collateral management service that are not included in the revenue split:	$1,558	$0	$783	$28
Administrative fees not included in revenue split:	$0	$0	$0	$0
Indemnification fee not included in revenue split:	$0	$0	$0	$0
Rebates (paid to borrower):	$72,410	$0	$31,658	$1,598
Other Fees not included in revenue split:	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities:	$91,536	$0	$36,666	$1,732
Net income from securities lending activities:	$41,210	$0	$9,873	$248

Independent Registered Public Accounting Firm

Through March 6, 2023 BBD, LLP, 1835 Market Street, Suite 310, Philadelphia, PA, 19103, served as the Funds’ independent registered public accounting firm. As of March 6, 2023, Cohen & Company Ltd., 1835 Market Street, Suite 310, Philadelphia, PA, 19103, serves as the Funds’ independent registered public accounting firm.

Legal Counsel

Eversheds Sutherland (US) LLP, Washington, D.C., serves as counsel to the Corporation.

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Brokerage Allocation and Other Practices

The Sub-Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of the Adviser or the Sub-Advisers. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by a Sub-Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made that will include an underwriting fee paid to the underwriter.

In placing orders for portfolio securities of a Fund, its Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Sub-Advisers may consider such factors as (1) the market impact of a trade, (2) the execution capabilities of the broker or dealer, (3) the size of the transaction, (4) the difficulty of executing the transaction, (5) the operational facilities of the broker or dealer, and (6) the risk to the broker or dealer of positioning a block of securities. In addition, the Sub-Advisers may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Sub-Advisers and their affiliates, or other clients of the Sub-Advisers or their affiliates. Such research and investment services include statistical and economic data and research reports on particular companies and industries. Such services are used by the Sub-Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by the Sub-Advisers in providing investment sub-advisory services to the Funds.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which the Sub-Adviser or an affiliate acts as investment adviser), the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

The Funds paid the following brokerage commissions for the years ended December 31, 2022, December 31, 2021, and December 31, 2020, respectively:

Fund	2022	2021	2020
M International Equity Fund	$17,588	$10,920	$7,195
M Large Cap Growth Fund	$46,210	$49,840	$59,085
M Capital Appreciation Fund	$120,418	$144,492	$125,124
M Large Cap Value Fund	$29,390	$33,526	$68,007

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As of December 31, 2022, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1under the 1940 Act as follows:

Value
M International Equity Fund
State Street Bank and Trust Company	$4,565,218

M Large Cap Growth Fund
None	$0

M Capital Appreciation Fund
State Street Bank and Trust Company	$1,504,669

M Large Cap Value Fund
State Street Bank and Trust Company	$3,225,378

Capital Stock and Other Securities

The Corporation issues a separate class of shares for each Fund representing fractional undivided interests in that Fund. The Board of Directors has authority to divide or combine the shares of any Fund into greater or lesser numbers without thereby changing the proportionate beneficial interests in the Fund.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable and have no preemptive or conversion rights.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Corporation, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriting contracts and the election of Directors from the separate voting requirements of Rule 18f-2.

Under normal circumstances, the Corporation will redeem shares of the Funds in cash within seven days. However, the right of a shareholder to redeem shares and the date of payment by the Corporation may be suspended for more than seven days for any period during which the NYSE is closed, other than the customary weekends or holidays, or when trading on the NYSE is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by rule, regulation or order permit.

Under Maryland law, the Corporation is not required to hold annual shareholder meetings and does not intend to do so.

43

Control Persons and Principal Shareholders

Shares of the Funds will be owned by insurance companies as depositors of separate accounts, which are used primarily to fund variable annuity contracts and variable life insurance contracts. Persons or companies owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other stockholders. As of March 31, 2023, John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds reflected below:

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Pacific Life Insurance Co.	43.60%	33.17%	37.65%	33.38%
John Hancock Variable Life Insurance Co.	39.88%	52.76%	47.02%	49.22%

As of March 31, 2023, the following stockholders may be deemed a principal shareholder of certain Funds in which their separate accounts hold more than 5% of the shares of such Funds reflected below:

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Pruco Life Insurance Co.	X	X	X	6.45%
Voya America Equities, Inc.	X	X	6.61%	X

The addresses of each control person or beneficial owner of the Funds' shares are as follows:

Pacific Life Insurance Co., Newport Beach, CA

Pruco Life Insurance Co., Newark, NJ

John Hancock Variable Life Insurance Company, Boston, MA

Voya America Equities, Inc., Denver, CO

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value

The net asset value per share, in accordance with procedures adopted by the Board of Directors, is calculated by determining the net worth of each Fund (assets, including securities at market value or amortized cost value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the NYSE. Each Fund will compute its net asset value once daily as of the close of such trading (usually 4:00 p.m., Eastern time). In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff. Investments for which market quotations are believed to be inaccurately stated, considered unreliable or otherwise determined to no longer have a readily available market quotation are valued at fair value pursuant to Rule 2a-5 under the 1940 Act. Rule 2a-5 under the 1940 Act requires the fair valuation of all portfolio investments for which market quotations are not readily available. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors has appointed the Adviser as its valuation designee (“Valuation Designee”) for all portfolio investments, subject to its oversight. The Adviser shall carry out its designated responsibilities as Valuation Designee through its Pricing Committee. Valuing a Fund’s assets using fair value pricing introduces an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may differ from current market valuations. It is possible that these valuations could be materially different from the value the Fund realizes upon the sale of an instrument.

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Portfolio assets of the Funds are valued as follows:

(a)  securities and other investments traded on any U.S. exchange are valued at the last sale price on that exchange; if no sale occurs, securities traded on a U.S. exchange are valued at the most recent bid prices;

(b)  securities and other investments traded on the National Association of Securities Dealers Automated Quotation system (“NASDAQ”) are valued at the NASDAQ Official Closing Price; if no sale occurs, securities traded on NASDAQ are valued at the most recent bid prices;

(c)  securities mainly traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the closing of the NYSE; however, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the value of the security shall be determined by the Adviser as Valuation Designee through its Pricing Committee, using the fair valuation procedures adopted by the Board of Directors; the Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 1%; the use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund's NAV;

(d)  over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the most recent bid prices;

(e)  debt securities and other fixed-income investments of the Funds with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Sub-Adviser and approved by the Board of Directors if those prices are deemed by the Sub-Adviser to be representative of market values at the close of business of the NYSE;

(f)  all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Sub-Adviser to be representative of market values, or for which market quotations are not readily available, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors; and

(g)  debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost, which approximates market value.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the daily exchange rates provided by recognized independent pricing agents or as determined in good faith by or under procedures established by the Board of Directors.

Trading in securities on European and Asian securities exchanges and on over-the-counter markets is normally completed well before the close of business in the U.S. on each business day. In addition, European or Asian securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days for the Corporation and days on which a Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of a majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the closing of the exchange they principally trade on and the close of regular trading on the NYSE may be reflected in a Fund's calculation of net asset value.

Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

45

Federal Tax Status of the Funds

The following discussion of the U.S. federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this Statement of Additional Information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate corporation for U.S. federal income tax purposes. The Corporation has caused each Fund to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and intends for each Fund to qualify for taxation as a RIC each year. If a Fund: (1) continues to qualify as a RIC, and (2) timely distributes to its shareholders an amount that equals or exceeds the sum of (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) in excess of realized net long-term capital losses and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) that it timely distributes to shareholders (or is treated as having distributed to shareholders). The Corporation expects that each Fund will satisfy these requirements, and each Fund generally will endeavor to timely distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not be subject to U.S. federal income tax at corporate rates on its earnings.

A Fund must meet several requirements to maintain its status as a RIC. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, net income from a qualified publicly traded partnership, and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other RICs, U.S. Government securities and other securities (if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets and do not represent more than 10% of the outstanding voting securities of the issuer), and (b) the Fund must not invest more than 25% of its total assets in (i) the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), (ii) the securities of any two or more issuers that are controlled by the Fund that are engaged in the same or similar trades or businesses or related trades or businesses (other than securities of other RICs), or (iii) the securities of one or more qualified publicly traded partnerships.

Distributions to Avoid Federal Excise Tax

A RIC will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes, in a timely manner, an amount at least equal to the sum of (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or capital gain net income that it recognized in preceding years, but was not distributed during such years, and on which no U.S. federal income tax was paid (the “excise tax avoidance requirements”). However, the excise tax does not apply to a RIC, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts or certain qualified trusts. For purposes of making such a determination, parties that contributed in aggregate $250,000 or less in seed money to the Fund are not taken into account. In order to avoid this nondeductible U.S. federal excise tax, the Company intends that each of the Funds will qualify for this exception each year or will make sufficient distributions to satisfy the excise tax avoidance requirements each year.

46

Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in shares of a RIC registered under the 1940 Act as an open-end management investment company (such as the Funds) provided that such RIC satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code) or the regulations issued thereunder, a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying RIC) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

●	No more than 55% of a Fund’s total assets may be represented by any one investment
●	No more than 70% of a Fund’s total assets may be represented by any two investments
●	No more than 80% of a Fund’s total assets may be represented by any three investments
●	No more than 90% of a Fund’s total assets may be represented by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying RIC) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities and securities of other RICs. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to U.S. federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Fund fails to qualify as a RIC, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Funds’ Advisers and Sub-Advisers and each Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s Adviser and Sub-Advisers might otherwise select.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of Foreign Issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Corporation intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.

47

A Fund may purchase shares in a passive foreign investment company (“PFIC”). In such event, the Fund may be subject to U.S. federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. This additional tax and interest may apply even if the Fund makes a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by the Fund to its shareholders. If the Fund elects to treat a PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, the Fund may elect mark-to-market treatment for a PFIC; in this case, the Fund will recognize as ordinary income its allocable share of any increase in the value of such shares, and as ordinary loss its allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in the Fund’s income. Under either election, the Fund may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC shares during that year, and the Fund must distribute such income to satisfy the 90% distribution requirement and avoid the 4% excise tax described above.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency options contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a RIC, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (this is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a RIC, the Corporation seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.

The U.S. federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Fund generally are not subject to U.S. federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund Shares until amounts are withdrawn from their contracts. For information concerning the U.S. federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.

48

Other Information

Financial Statements

Cohen & Company Ltd. acts as the Funds’ independent registered public accounting firm. On February 2, 2023, Cohen & Company Ltd. announced that it would acquire BBD, LLP’s Investment Management Group (the “acquisition”). Prior to the acquisition, BBD, LLP was the independent registered public accounting firm for the Funds and BBD’s Investment Management Group provided the Corporation with audit, tax compliance, tax advice and tax planning professional services. The acquisition closed on March 6, 2023, after the conclusion of the Corporation’s annual audit for the period ended December 31, 2022. The 2022 Financial Statements for the Funds, which are contained in the Corporation’s Annual Report to Shareholders, are incorporated by reference in this SAI.

Corporation Name

The Corporation’s Articles of Incorporation acknowledge that the Corporation adopted its name through permission of M Life Insurance Company (“M Financial Re”), an affiliate of the Adviser. If the investment adviser to the Corporation is not the Adviser or another affiliate of M Financial Re, the Corporation will eliminate the name “M” from its name upon written request of M Financial Re.

Other Information

The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including exhibits, may be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI are parts, each such statement being qualified in all respects by such reference.

49

Appendix A

DESCRIPTION OF PROXY VOTING PROCEDURES

M Fund, Inc.

(the “Company”)

Proxy Voting Policies

Reliance on Sub-Advisers. The sub-advisers (“Sub-Advisers”) to the various series (the “Funds”) of the Company are responsible for the day-to-day purchases and sales of portfolio securities for the Funds. As a result, each Sub-Adviser will generally possess the best knowledge regarding the issuers of the securities held by the Fund that it manages, and is therefore in the best position to decide how to vote and should be responsible for voting proxies on such securities. For similar reasons, it is the policy of the Company that a Sub-Adviser should follow its own policies and procedures for voting securities (“Sub-Adviser Policies”) for the Fund that it manages.

General Requirements for Sub-Adviser Policies. In light of the Company’s policy to rely on the Sub-Adviser Policies, the Company generally does not have specific requirements for the content of Sub-Adviser Policies. However, the Company will review the Sub-Adviser Policies to confirm that, under such Sub-Adviser Policies, proxies must be voted consistent with the best interests of each Fund as reasonably determined by the Sub-Adviser and that the Sub-Adviser has procedures in place that are reasonably designed to represent that proxies for the Fund(s) that it manages will be so voted.

Compliance with Rules and Regulations. Of course, it is the Company’s policy to comply with all applicable laws and regulations with respect to proxy voting. To this end, the Company will request such information from the Sub-Advisers as is reasonably necessary to report all information regarding proxy voting that is required in filings with the SEC or that it is necessary so that reports may be made periodically to the Board of Directors of the Company. The Company will also have standing instructions to the Sub-Advisers to inform the Company of (a) any deviations from its policies or exceptions made in actually voting, and (b) any material changes to its policies.

A-1

Effective Date: March 29, 2023	PROPRIETARY

PROXY VOTING POLICIES AND PROCEDURES

DIMENSIONAL FUND ADVISORS LP

DIMENSIONAL FUND ADVISORS LTD.

DFA AUSTRALIA LIMITED

DIMENSIONAL FUND ADVISORS PTE. LTD.

DIMENSIONAL JAPAN LTD.

DIMENSIONAL IRELAND LIMITED

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“Dimensional UK”), DFA Australia Limited (“Dimensional Australia”), Dimensional Fund Advisors Pte. Ltd. (“Dimensional Singapore”), Dimensional Japan Ltd. (“Dimensional Japan”) and Dimensional Ireland Limited (“Dimensional Ireland”) (each, an “Advisor”, and collectively referred to as the “Advisors”). Dimensional UK and Dimensional Australia are also registered as investment advisers under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans (including employee benefit plans subject to the Employee Retirement Income Security Act of 1974, and the regulations promulgated thereunder (“ERISA”)), private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.1 The scope and any limitations of an Advisor’s proxy voting authority generally will be described in the written contract between the Advisor and its client or with respect to an Advisor-sponsored fund, the offering documents of the fund.

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940, as amended, including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust (together, the “Dimensional Investment Companies”) and the portfolios, funds and exchange-traded funds of the Dimensional Investment Companies are each a “Dimensional Fund” and together, the “Dimensional Funds”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal and fiduciary standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients and the Advisors understand the Guidelines to be consistent with applicable legal standards. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines.

The Guidelines provide a framework for analysis and decision making but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes that deviate from the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by, or applicable legal and fiduciary standards require, such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Investment Stewardship Committee for review. To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and applicable legal standards and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

[1]	If the client is subject to ERISA, an Advisor’s proxy voting activities are subject to any applicable provisions under ERISA and/or guidance from the U.S. Department of Labor.

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A client’s investment strategy can impact voting determinations. For example, the Advisors consider social issues when voting proxies for portfolios and accounts that incorporate social considerations in their design and consider sustainability issues when voting proxies for portfolios and accounts that consider sustainability considerations in their design. The Advisors may also take social or sustainability issues into account when voting proxies for portfolios and accounts that do not consider social or sustainability issues in their design if the Advisors believe that doing so is in the best interest of the relevant client(s) and otherwise consistent with applicable laws and the Advisors’ duties, such as where material environmental or social risks may have economic ramifications for shareholders.

Proxy Advisory Firms

The Advisors have retained certain third-party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for Proxy Voting Services, the Advisors remain responsible for proxy voting decisions and making such decisions in accordance with their fiduciary duties. The Advisors have designed policies and procedures to prudently select, oversee and evaluate the Proxy Advisory Firms consistent with their fiduciary duties, including with respect to the matters described below, which Proxy Advisory Firms have been engaged to provide Proxy Voting Services to support the Advisors’ voting in accordance with this Policy. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Investment Stewardship Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to timely and adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of the Advisors’ clients, and consistent with the Advisors’ voting policies and fiduciary duties. In conducting such a review of a Proxy Advisory Firm, Dimensional may consider the following, depending on the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide:

(i)	periodic sampling of certain votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed;
(ii)	onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors;
(iii)	a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that the Advisors consider material to the Proxy Voting Services provided to the Advisors, including: (a) those relating to the Proxy Advisory Firm’s efforts to identify, address, mitigate and disclose actual or potential conflicts of interest, (b) the Proxy Advisory Firm’s efforts to obtain current, accurate, and complete information in creating recommendations and research, and (c) the Proxy Advisory Firm’s ability to provide services consistent with ERISA;
(iv)	a requirement that the Proxy Advisory Firm notify the Advisors if there is a substantive change in the Proxy Advisory Firm’s policies and procedures described in (iii) above or otherwise to its business practices;

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(v)	a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, portfolio companies, the Proxy Advisory Firm’s clients and other third-party information sources as well as how and when the Proxy Advisory Firm makes available from portfolio companies, or other sources, additional information about a matter to be voted;
(vi)	an assessment of how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;
(vii)	in case of an error made by the Proxy Advisory Firm, a discussion of the error with the Proxy Advisory Firm and determination of whether (a) the error affected the Proxy Advisory Firm’s Proxy Voting Services and (b) appropriate corrective and preventive action is being taken; and
(viii)	an assessment of whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations, including to address any deficiencies, on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process.

In evaluating Proxy Advisory Firms, the Advisors may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology and other factors in its discretion.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy, (iv) receive reports on the review of the Proxy Advisory Firms as described above, and (v) review this Policy from time to time and recommend changes to the Investment Committee. The Investment Stewardship Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Investment Stewardship Committee will review this policy no less frequently than annually and may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. A client may direct an Advisor to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. An Advisor may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments, subject to the standards of legal and regulatory regimes, applicable to the Advisor or the client, and any particular investment or voting guidelines of specific funds or accounts. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the economic value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income or financial benefits under the plan to any other objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client.2 For securities on loan and when the Advisor or an affiliate of the Advisor has agreed to monitor the securities lending program of the client account, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

[2]	If a client does not share with its Advisor information regarding the cost of voting proxies so that the Advisor can perform a cost-benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.

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In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote. As part of the vote execution services provided to the Advisors, a Proxy Advisory Firm pre-populates votes in accordance with the Policy and Guidelines. Such votes are automatically submitted unless modified by an Authorized Person prior to submission. The Advisors conduct sampling of select pre-populated votes prior to the final vote submission. For votes on certain issues, the Advisors conduct additional reviews as part of the voting process. If an Advisor becomes aware that a portfolio company or shareholder proponent of a proposal has filed or intends to file additional soliciting material after a Proxy Advisory Firm has pre-populated votes, and the company or proponent makes this material available within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will assess whether the material could reasonably be expected to impact the Advisor’s vote determination and will seek to review and consider any impactful material prior to the proxy-voting deadline.

The Advisors from time to time discuss governance matters with portfolio companies to represent client interests; however, regardless of such conversations, the Advisors acquire securities on behalf of their clients solely for the purpose of investment and not with the purpose or intended effect of changing or influencing the control of any portfolio company. The Advisors do not intend to engage in shareholder activism with respect to a pending vote or matter that an Advisor reasonably expects to be the subject of a shareholder vote in the foreseeable future. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Investment Stewardship Committee (or its delegee) may listen to such party and discuss this Policy with such party.

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting. The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis. In doing so, the Advisors evaluate market requirements and impediments for voting proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.3 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to be determinative of the outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.

[3]	If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-U.S. companies or in certain countries so that the Advisor can perform a cost-benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.

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Conflicts of Interest

Occasions may arise where an Authorized Person, one or more members of the Investment Stewardship Committee, an Advisor, or an affiliated person of an Advisor has a potential conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. Proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with predetermined guidelines or procedures (or a client’s predetermined custom guidelines or procedures), and when proxies are voted consistently with such guidelines or procedures, the Advisors consider such votes not to be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to predetermined guidelines or procedures (or in cases for which the guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm primarily used by the Advisors to provide voting recommendations), and (ii) the Authorized Person or any member of the Investment Stewardship Committee believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Investment Stewardship Committee or, in the case of a member of the Investment Stewardship Committee who believes a potential conflict of interest exists, the member will disclose the conflict to the Investment Stewardship Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Investment Stewardship Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to predetermined guidelines or procedures (or in the case where the guidelines or procedures do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm), the Investment Stewardship Committee member will bring the vote to the Investment Stewardship Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the client’s interest. To the extent the Investment Stewardship Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company. The Advisors will also consider, where appropriate, other disclosure to clients regarding potential conflicts of interest, dependent upon the agreement with the client.

Voting by Dimensional Funds that hold shares of other Dimensional Funds. To avoid certain potential conflicts of interest, Dimensional generally will employ mirror voting, if possible, when a Dimensional Fund invests in another Dimensional Fund in reliance on any one of Sections 12(d)(1)(E), 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended, (“1940 Act”), related rules thereunder (including Rule 12d1-1 or Rule 12d1-4 under the 1940 Act), or pursuant to an SEC exemptive order thereunder, unless otherwise required by applicable law or regulation. Mirror voting means that Dimensional will vote the shares in the same proportion as the vote of all of the other holders of the Dimensional Fund’s shares. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Section 12(d)(1)(G) of the 1940 Act, related rules thereunder (including Rule 12d1-1 or Rule 12d1-4), or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will vote in accordance with the recommendation of such Dimensional Investment Company’s board of trustees or directors, unless otherwise required by applicable law or regulation. With respect to instances when a Dimensional Fund invests in an underlying Dimensional Fund in reliance on Sections 12(d)(1)(E) or 12(d)(1)(F) of the 1940 Act and there are no other unaffiliated shareholders also invested in the underlying Dimensional Fund, Dimensional will employ pass-through voting, unless otherwise required by applicable law or regulation. In “pass-through voting,” the investing Dimensional Fund will solicit voting instructions from its shareholders as to how to vote on the underlying Dimensional Fund’s proposals.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

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Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures and documentation of their annual reviews of such guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that a description of the policies and procedures that the Dimensional Investment Companies use in voting proxies of portfolio securities is available: (i) without charge, upon request, by calling Dimensional collect; or (ii) on the SEC’s website. Any requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, and, as otherwise as required, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

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Exhibit A

Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting proxies, Dimensional4 seeks to act in the best interests of the funds and accounts Dimensional manages and consistent with applicable legal and fiduciary standards. Dimensional seeks to maximize shareholder value subject to the standards of legal and regulatory regimes (applicable to the Advisor or the client), listing requirements, corporate governance and stewardship codes, and any particular investment or voting guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis, in the circumstances explained below.

Dimensional expects the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This document outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Dimensional’s Global Evaluation Framework sets out Dimensional’s general expectations for all portfolio companies. When implementing the principles contained in Dimensional’s Global Evaluation Framework in a given market, in addition to the relevant legal and regulatory requirements, Dimensional will consider local market practices. Additionally, for portfolio companies in the United States, Europe, the Middle East, Africa, Japan, and Australia, Dimensional will apply the market-specific considerations contained in the relevant subsection in these Guidelines.

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company, such as in the following situations:

1.	There are problematic audit-related practices;
2.	There are problematic compensation practices or persistent pay for performance misalignment;
3.	There are problematic anti-takeover provisions;
4.	There have been material failures of governance, risk oversight, or fiduciary responsibilities;
5.	The board has failed to adequately respond to shareholder concerns;
6.	The board has demonstrated a lack of accountability to shareholders;
7.	There is an ineffective board refreshment process[5];

Additionally, for portfolios and accounts that consider sustainability issues in their design or have made an affirmative election or provided instruction that Dimensional should prioritize such issues as part of voting, Dimensional may vote against directors, committee members, or the full board of portfolio companies in sectors with high greenhouse emissions which have not disclosed targets to reduce their greenhouse gas emissions.

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

1.	Board and committee independence;

[4]	“Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Ireland Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.
[5]	As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

2.	Director attendance: Dimensional generally expects directors to attend at least 75% of board and committee meetings;
3.	Director capacity to serve;
4.	Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria. Dimensional believes information about a portfolio company’s assessment and refreshment process should be disclosed and should generally include:

●	The processes and procedures by which the company identifies the key competencies that directors should possess in order to ensure the board is able to appropriately oversee the risks and opportunities associated with the company’s strategy and operations;
●	How the performance of individual directors and the board as a whole is assessed;
●	The alignment between the skills and expertise of each board member and the key competencies identified in the board assessment process;
●	Board refreshment mechanisms;
●	Director recruitment policies and procedures; and
●	The extent to which diversity considerations are incorporated into board assessment and refreshment practices and director recruitment policies.

In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

●	Whether the company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
●	Whether the company has any mechanisms to encourage board refreshment; and
●	Whether the company has board entrenchment devices, such as a classified board or plurality vote standard.

An additional consideration that may lead Dimensional to scrutinize the effectiveness of a portfolio company’s board refreshment process is a lack of gender, racial, or ethnic diversity on the board. In jurisdictions where gender, racial, or ethnic representation on a board is not mandated by law, Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors who have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

If Dimensional believes that a portfolio company’s board assessment and refreshment process is not sufficiently rigorous, or if the portfolio company fails to disclose adequate information for Dimensional to assess the rigor of the process, Dimensional may vote against members of the Nominating Committee, or other relevant directors.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the board of directors within the confines of relevant corporate governance codes and best practice standards. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from audit committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Anti-Takeover Provisions

Dimensional believes that the market for corporate control, which often results in acquisitions which increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level. Dimensional will generally vote against the adoption of anti-takeover provisions. Dimensional may vote against directors at portfolio companies that adopt or maintain anti-takeover provisions without shareholder approval post-initial public offering (“IPO”) or adopted such structures prior to, or in connection with, an IPO. Dimensional may vote against such directors not just at the portfolio company that adopted the anti-takeover provision, but at all other portfolio company boards they serve on.

Related-Party Transactions

Related-party transactions have played a significant role in several high-profile corporate scandals and failures. Dimensional believes related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Plans

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders.

Dimensional expects portfolio companies to structure executive compensation in a manner that does not insulate management from the consequences of failures of risk oversight and management. Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Dimensional supports remuneration plan metrics that are quantifiable and clearly tied to company strategy and the creation of shareholder value. The use of standard financial metrics, for example, metrics based on generally accepted accounting principles (“GAAP”) or international financial reporting standards, when determining executive pay is generally considered by Dimensional to be preferable. The use of non-standard metrics, including those involving large non-GAAP adjustments, result in less transparency for investors and may lead to artificially high executive pay. In evaluating a company’s executive compensation, Dimensional considers whether the company is disclosing what each metric is intended to capture, how performance is measured, what targets have been set, and performance against those targets. While environmental and social (E&S) issues may be material for shareholder value, Dimensional believes linking E&S metrics to executive pay in a quantifiable and transparent manner can present particular challenges. Dimensional will seek to focus on the rigor of E&S metrics and will seek to scrutinize payouts made under these metrics, particularly when there has been underperformance against other metrics tied to financial performance or shareholder value.

To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that Dimensional believes market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Unequal Voting Rights

Dimensional opposes the creation of share structures that provide for unequal voting rights, including dual class stock with unequal voting rights or mechanisms such as loyalty shares that may skew economic ownership and voting rights within the same class of shares, and will generally vote against proposals to create or continue such structures. On a case-by-case basis, Dimensional may also vote against directors at portfolio companies that adopt or maintain such structures without shareholder approval post-IPO or adopted such structures prior to, or in connection with, an IPO.

Say on Climate

Dimensional will generally vote against management and shareholder proposals to introduce say on climate votes, which propose that companies’ climate transition plans are put to a recurring advisory shareholder vote. Dimensional believes that strategic planning, including mitigation of climate change risks and oversight of opportunities presented by climate change is the responsibility of the portfolio company board and should not be delegated or transferred to shareholders. If a company’s climate transition plan is put to a shareholder vote then Dimensional will generally vote against the plan, regardless of the level of detail contained in the plan, to indicate our opposition to the delegation of oversight implied by such votes If Dimensional observes that a portfolio company board is failing to adequately guard shareholder value through strategic planning, Dimensional may vote against directors.

Shareholder Proposals

Dimensional’s goal when voting on shareholder proposals to portfolio companies is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, and the potential cost to the company of implementing the proposal. Dimensional may apply additional considerations when voting on sustainability or social shareholder proposals on behalf of portfolios and accounts that incorporate sustainability or social considerations in their portfolio design or have made an affirmative election or provided instruction that Dimensional should prioritize sustainability or social issues as part of voting.

Virtual Meetings

Dimensional does not oppose the use of virtual-only meetings if shareholders are provided with the same rights and opportunities as available during a physical meeting, including:

●	The ability to see and hear company representatives;
●	The ability to ask questions of company representatives; and
●	The ability to see or hear questions submitted to company representatives by other shareholders, including those questions not answered by company representatives.

Disclosure of Vote Results

Dimensional expects detailed disclosure of voting results. In cases where vote results have not been disclosed within a reasonable time frame, Dimensional may vote against individual directors, committee members, or the full board of a portfolio company.

Voting Guidelines for Environmental and Social Issues6

Dimensional believes that portfolio company boards are responsible for addressing material environmental & social (E&S) issues within their duties. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. Dimensional may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Dimensional evaluates shareholder proposals on environmental or social issues consistent with its general approach to shareholder proposals, paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if Dimensional believes that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

Evaluating Disclosure of Material Environmental or Social Risks

Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

●	A description of material risks.
●	A description of the process for identifying and prioritizing such risks and how frequently it occurs.
●	The policies and procedures governing the handling of each material risk.
●	A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
●	A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
●	A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

[6]	For considerations in connection with ERISA-covered clients, see the Policy and its references to requirements under ERISA.

Political and Lobbying Activities

Dimensional expects boards of portfolio companies to exercise oversight of political and lobbying-related expenditures and ensure that such spending is in line with shareholder interests.

In evaluating a portfolio company’s policies related to political and lobbying expenditure, Dimensional expects the following practices:

●	The board to adopt policies and procedures to oversee political and lobbying expenditures;
●	The details of the board oversight, including the policies and procedures governing such expenditures, to be disclosed publicly; and
●	That board oversight of political and lobbying activities, such as spending, should include ensuring that the portfolio company’s publicly stated positions are in alignment with its related activities and spending.

Human Capital Management

Dimensional expects boards of portfolio companies to exercise oversight of human capital management issues. Dimensional expects portfolio companies to disclose sufficient information for shareholders to understand the policies, procedures, and personnel a company has in place to address issues related to human capital management. This disclosure should include the company’s human capital management goals in key areas, such as compensation, employee health and wellness, employee training and development, and workforce composition, as well as the metrics by which the company assesses performance against these goals.

Climate Change

Dimensional expects boards of portfolio companies to exercise oversight of climate change risks that may have a material impact on the company. Climate change risks may include physical risks of climate change from changing weather patterns and/or transitional risks of climate change from changes in regulation or consumer preferences. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:

●	The specific risks identified
●	The potential impact these risks could have on the company’s business, operations, or strategy
●	Whether the risks are overseen by a specific committee or the full board
●	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed
●	The management-level roles/groups responsible for managing these risks
●	The metrics used to assess the handling of these risks, how they are calculated, and the reason for their selection, particularly when the metrics recommended by a recognized third-party framework, such as Task Force for Climate-related Financial Disclosures (TCFD) or Sustainability Accounting Standards Board (SASB), are not being used
●	Targets used by the company to manage climate-related risks and performance against those targets

Human Rights

Dimensional expects portfolio company boards to exercise oversight of human rights issues that could pose a material risk to the business, including forced labor, child labor, privacy, freedom of expression, and land and water rights. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:

●	The specific risks identified

●	The potential impact these risks could have on the company’s business, operations, or strategy

●	Whether the risks are overseen by a specific committee or the full board

●	The frequency with which the board or responsible board committee receives updates on the risks and the types of information reviewed

●	Details on how the company monitors human rights throughout the organization and supply chain, including the scope and frequency of audits and how instances of non-compliance are resolved

●	The policies governing human rights throughout the organization and supply chain and the extent to which the policy aligns with recognized global frameworks such as the UN’s Guiding Principles on Human Rights and the OECD’s Guidelines for Multinational Enterprises

●	Details of violations of the policy and corrective action taken

Cybersecurity

Dimensional expects portfolio company boards to exercise oversight of cybersecurity issues that could pose a material risk to the business. Dimensional expects portfolio companies to disclose information on their handling of these risks, to the extent those risks may have a material impact on the company. Disclosure should include:

●	Policies and procedures to manage cybersecurity risk and identify cybersecurity incidents

●	The role of management in implementing cybersecurity policies and procedures

●	The role of the board in overseeing cybersecurity risk and the process by which the board is informed of incidents.

●	Material cybersecurity incidents and remedial actions taken.

Evaluation Framework for U.S. Listed Companies

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional believes shareholders should have a say in who represents their interests and portfolio companies should be responsive to shareholder concerns. Dimensional may vote against or withhold votes from individual directors, committee members, or the full board, and may also vote against such directors when they serve on other portfolio company boards, in the following situations:

●	The continued service of directors who failed to receive the support of a majority of shareholders (regardless of whether the company uses a majority or plurality vote standard).

●	Failure to adequately respond to majority-supported shareholder proposals.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, Dimensional considers the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

Board Structure and Composition:

Age and Term Limits

Dimensional believes it is the responsibility of a portfolio company’s nominating committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Governance Practices:

Classified Boards

Dimensional believes director votes are an important mechanism to increase board accountability to shareholders. Dimensional therefore advocates for boards at portfolio companies to give shareholders the right to vote on the entire slate of directors on an annual basis.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Dimensional will generally vote against or withhold votes from directors for implementation of a dual-class structure prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Supermajority Vote Requirements

Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO, unless accompanied by a reasonable sunset provision.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, Dimensional may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, Dimensional may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

For pills designed to protect net operating losses, Dimensional may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Indemnification and Exculpation of Directors and Officers

Dimensional intends to evaluate proposals seeking to enact or expand indemnification or exculpation provisions on a case-by-case basis considering board rationale and specific provisions being proposed.

Advance Notice Provisions

Portfolio company bylaw amendments known as “advance notice provisions” set out the steps shareholders must follow when submitting an item for inclusion on the agenda of a shareholder meeting. These provisions may serve as an entrenchment device that can result in reduced accountability at the board level in cases where they impose onerous requirements on shareholders wishing to submit a nominee for the board of directors. When evaluating advanced notice provisions, whether for the submission of a shareholder candidate or the submission of other permissible proposals, Dimensional generally does not support provisions that:

●	Require shareholder-nominated candidates to disclose information that is not required for new board-nominated candidates

●	Impose unduly burdensome disclosure requirements on shareholder proponents

●	Significantly limit the time period shareholders have to submit proposals or nominees

Dimensional may vote against or withhold votes from directors who adopt such provisions without shareholder approval.

Executive and Director Compensation:

Stock-Based Compensation Plans

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Certain practices, such as:

●	multi-year guaranteed bonuses

●	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)

●	single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Corporate Actions:

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what Dimensional believes is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

Dimensional’s goal when voting on shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider whether the proposal addresses a material issue to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, and the potential cost to the company of implementing the proposal.

In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal can be excluded, , Dimensional expects the portfolio company to provide shareholders with substantive disclosure concerning this exclusion. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.

Evaluation Framework for Europe, the Middle East, and Africa (EMEA) Listed Companies

Continental Europe:

Director Election Guidelines

●	Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable in controlled companies and in those markets where local best practice indicates that at least one-third of the board be independent.

●	A majority of audit and remuneration committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committees overall should be at least one-third independent.

●	Executives should generally not serve on audit and remuneration committees.

●	The CEO and board chair roles should generally be separate,

Remuneration Guidelines

Dimensional expects annual remuneration reports published by portfolio companies pursuant to the Shareholder Rights Directive II to disclose, at a minimum:

●	The amount paid to executives;

●	Alignment between pay and performance;

●	The targets used for variable incentive plans and the ex-post levels achieved; and

●	The rationale for any discretion applied.

Other Market Specific Guidelines for Continental Europe

●	In Austria, Germany, and the Netherlands, Dimensional will generally vote against the appointment of a former CEO as chairman of the board of directors or supervisory board of a portfolio company.

United Kingdom & Ireland:

Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition. When evaluating portfolio company boards Dimensional will also consider the recommendations of the FTSE Women Leaders and Parker Reviews with regards to female and minority representation on the board.

Dimensional also expects companies to align their remuneration with the requirements of the UK Corporate Governance Code and to consider best practices such as those set forth in the Investment Association Principles of Remuneration.

South Africa:

Dimensional expects portfolio companies to follow the recommendations of the King Report on Corporate Governance (King Code IV) with regards to board and committee composition.

Turkey:

Dimensional expects the board of directors of a portfolio company to be at least one-third independent; at minimum two directors should be independent.

Dimensional expects the board of a portfolio company to establish an independent audit committee.

Dimensional expects the board of a portfolio company to establish a board committee with responsibility for compensation and nominating matters. This committee should be chaired by an independent director.

Framework for Evaluating Australia-Listed Companies

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. Dimensional expects portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

Dimensional will consider the ASX Corporate Governance Council Principles and Recommendations (the “ASX Principles and Recommendations”) with regards to female representation on the board when voting on directors.

CEO/Chair

Dimensional expects portfolio companies to follow the ASX Corporate Governance Council Principles and Recommendations and generally separate the CEO and board chair roles, with the board chair being an independent director.

Auditors

Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor's independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Compensation

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity Plans

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Framework for Evaluating Japan-Listed Securities

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill sets needed to effectively oversee management and manage risk. With respect to gender diversity, Dimensional may consider local market practice, including requirements under the Japan Corporate Governance Code, and may vote against directors if the board does not meet established market norms.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects at least two directors and at least one-third of the board to be outsiders. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company's overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.

Cross-Shareholding

Dimensional generally believes that portfolio companies should not allocate significant portions of their net assets to investments in companies for non-investment purposes. For example, in order to strengthen relationships with customers, suppliers, or borrowers. Such cross-shareholding, whether unilateral or reciprocal, can compromise director independence, entrench management, and reduce director accountability to uninterested shareholders. Dimensional may vote against certain directors at companies with excessive cross-shareholdings.

Shareholder Rights Plans (Poison Pills)

Dimensional believes the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company’s articles to expand the company’s business activities.

DSM CAPITAL PARTNERS LLC

Proxy Voting

POLICY AND PROCEDURES

POLICY

It is DSM’s policy that all proxies be voted solely in the best interests of the beneficial owners of the securities. DSM’s proxy voting policy may be amended from time to time. DSM’s Proxy Voting Policy is below. The policy indicates how DSM typically votes proxies on certain issues.

In addition, DSM has contracted with an independent third party (currently, Institutional Shareholder Services, LLC) (the “Third Party Administrator”) to provide issue analysis and vote recommendations with respect to all proxy proposals. The Third-Party Administrator offers a U.S. policy, a European policy, a Canadian policy as well as specialty policies such as a Socially Responsible policy, a Faith-Based policy, a Taft-Hartley policy and a Public Fund policy, along with custom policies defined by its clients.

On June 1, 2021, in an effort to better align its proxy voting policy with its role as a signatory to the Principles for Responsible Investing (PRI), DSM switched policies from the U.S. Policy and the European Policy to the Sustainability Policy. A copy of all policies can be found at www.issgovernance.com.

Each year, the Third-Party Administrator undertakes a process to update the policies that inform its proxy voting recommendations. Typically, the Third-Party Administrator has a policy formulation process that collects feedback from a diverse range of market participants through multiple channels: an annual policy survey of institutional investors and corporate issuers, roundtables with industry groups, and ongoing feedback during proxy season. The Third-Party Administrator uses this input to develop draft policy updates on important governance issues, which are then published for open review and comment. This information is also available at www.issgovernance.com. Updates and revisions by the Third-Party Administrator are reviewed by DSM to determine whether they are consistent with its principals. Because the Third-Party Administrator conducts issue analysis and makes vote recommendations based on its independent, objective analysis, the proxy voting process is designed to cast votes in the best interests of DSM’s Clients.

While it is DSM’s policy to follow the vote recommendations of the Third-Party Administrator, DSM retains the authority to vote differently than the recommendation on any proxy proposal. However, this action is subject to an internal approval process, which includes a determination that the proxy decision is not influenced by any conflicts of interest. In instances in which the Third-Party Administrator is unable to make a vote recommendation, DSM’s Proxy Voting Committee will, based on such advice as it deems necessary, determine the manner in which, if at all, to vote such proxy.

DSM, as a matter of policy, votes proxies for pooled investment vehicles that it manages, for ERISA accounts that require the investment manager to vote proxies and for Clients who ask DSM to vote their proxies. Clients may wish to vote their own proxies. Further, DSM does not vote proxies for unsupervised securities, or for proxies associated with securities that were transferred to DSM but subsequently sold because the securities were not in DSM’s model portfolio at that time. DSM also reserves the right to not accept a potential client account if DSM believes that a custom proxy policy is too undefined or too complex to implement.

Mutual Fund Proxies

DSM does not normally invest in mutual funds in the separate accounts of its Clients and therefore does not generally take any action on these proposals.

Material Conflicts of Interest

DSM does not engage in any investment banking or corporate finance activities, nor does DSM produce research for publication. However, DSM personnel may have interests in securities, instruments, and companies that may be purchased or sold by DSM for its Clients’ accounts. The interests of DSM and/or its personnel may conflict with the interests of DSM Clients in connection with any proxy issue. In addition, DSM may not be able to identify all of the conflicts of interest relating to any proxy matter. If a potential conflict does arise, it is to be brought to the attention of the CCO to be resolved.

PROXY VOTING COMMITTEE

DSM has a Proxy Voting Committee (the "Committee") comprised of Daniel Strickberger, Meredith Meyer, Christopher Bertoni, Blair Barton and Russell Katz. The Committee is to administer DSM’s proxy voting policy. The Committee will meet as necessary to discuss proxy issues. In addition, on an annual basis, the Committee will review the proxy voting policy of the Third-Party Administrator.

PROCEDURES

The Proxy Voting Committee will administer the voting of all Client proxies. DSM has engaged the Third-Party Administrator to assist in issue analysis and the voting of client proxies. Such entity will coordinate with each Client’s custodian to help ensure that proxy materials reviewed by the custodians are processed in a timely fashion.

An analysis of proxy issues and vote recommendations will be provided or made available to DSM by the Third-Party Administrator. The Proxy Voting Committee will notify the Third-Party Administrator of any changes to the DSM policy voting policy or any deviations thereof.

DSM conducts reviews of the Third-Party administrator which are reasonable designed to assess the adequacy and quality of its staffing and personnel, and whether it has policies and procedures that enable it to make proxy voting recommendations based on current and accurate information and to identify and address conflicts of interest relating to its voting recommendations. The firm periodically samples the voting activity by the Third-Party administrator for compliance with firm instructions and conducts sample reconciliations with client account holdings for accuracy.

Recordkeeping

DSM is required to maintain in an easily accessible place for five years all records relating to proxy voting. These records include the following:

●	a copy of the proxy voting policy;
●	a copy of each proxy statement received on behalf of DSM’s Clients;
●	a record of each vote cast on behalf of DSM’s Clients;
●	a copy of all documents created by DSM’s personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
●	a copy of each written request by a Client for information on how DSM voted proxies, as well as a copy of any written response.

DSM reserves the right to maintain certain proxy records with the Third-Party Administrator or any other entity in accordance with all applicable regulations.

Disclosure

Any Client may obtain information about how DSM voted its security ballots (but not the security ballots of any other Client) and/or a copy of DSM’s proxy voting policy, without cost, by calling 561-618-4000 or by writing to DSM at 7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418, Attn: Legal and Compliance.

Specific Proxy Issues

The following is DSM’s typical position on certain proxy issues.

Operational Items – DSM generally supports policies that strengthen shareholders’ rights with regard to: annual and special shareholder meetings; ratification of auditors (unless the auditor has a financial interest, has rendered an inaccurate opinion, or has poor accounting practices); and maintaining shareholders’ ability to vote on transactions, compensation or other general corporate issues that may arise.

Board of Directors – DSM normally supports policies that allow for strong corporate governance, including a majority of independent directors and key committees that are chaired by independent directors. Declassified boards are generally supported and cumulative voting of stock is viewed on a case-by-case basis. DSM also normally supports liability protections for directors but not protection for willful misconduct or fraud. DSM prefers stock ownership by boards but does not require it.

DSM will typically vote on director nominees on a case-by-case basis, generally withholding or voting against a nominee for attending less than 75% of meetings, sitting on more than five public company boards, or serving as CEOs of public companies while sitting on boards of more than two public companies besides their own. DSM also generally votes against directors who lack accountability and oversight coupled with sustained poor performance.

Proxy Contests – In contested elections, the following is commonly taken into account by DSM: the target company’s long-term financial performance relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates), stock ownership positions; evaluation of what each side is offering shareholders, and the likelihood that the proposed objectives and goals can be met. DSM generally supports confidential voting.

Mergers and Corporate Restructuring – For mergers, acquisitions, divestitures, joint ventures, private placements, spin-offs, DSM evaluates the merits and drawbacks of the proposed transaction, taking into consideration the following factors:

●	Valuation - is the value to be received (or paid) reasonable. Emphasis is placed on the offer premium, market reaction and strategic rationale;
●	Market Reaction - how has the market reacted to the proposed deal;
●	Strategic Rationale - does the deal make sense strategically. Cost and revenue synergies should be reasonably achievable. Management should have a favorable track record of successful integration of historical acquisitions;
●	Negotiations and process - is the process fair and equitable;

●	Governance - will the combined company have better or worse governance than the current governance profiles of the respective parties to the transaction;
●	Dilution to existing shareholders;
●	Control issues; and
●	Other financial issues.

Frontier Capital Management Company, LLC

PROXY VOTING STATEMENT AND GUIDELINES

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Frontier’s authority to vote proxies does not extend to taking any legal action with regard to class action suits relating to securities purchased by Frontier for its clients. Frontier provides instructions to custodians and brokers regarding tender offers and rights offerings for securities in client accounts. However, Frontier does not provide legal advice to clients and, accordingly, does not determine whether a client should join, opt out of or otherwise submit a claim with respect to any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the client. Frontier generally does not have authority to submit claims or elections on behalf of clients in legal proceedings. Should a client, however, wish to retain legal counsel and/or take action regarding any class action suit proceeding, Frontier will provide the client or the client’s legal counsel with information that may be needed upon the client’s reasonable request.

Arrangements with Outside Firms

Frontier has contracted with a third-party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion to deviate from the proxy vendor’s recommendation. Frontier’s action in these cases is described in the Conflicts of Interest section of these policies and procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee (the “Committee”) that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee is comprised of the Chief Compliance Officer (“CCO”), the Operations Manager, and one or more Portfolio Managers. The Committee performs the following tasks in satisfying its responsibility:

●	Reviews annually, and revises as necessary, this Proxy Voting Statement and Guidelines (the “Proxy Statement”);

●	Reviews annually all proxy votes taken to determine if those votes were consistent with the Proxy Statement, including any votes where Frontier determined it had a material conflict of interest;

●	Reviews annually the proxy vendor’s proxy voting policies to determine that they continue to be consistent with the Proxy Statement and reasonably designed to be in the best interests of Frontier’s clients; and

●	Reviews and approves as necessary any changes to the proxy vendor’s proxy voting policies.

Determination and Execution of Discretionary Authority

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Frontier will not neglect its proxy voting responsibilities, but Frontier may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Frontier may be unable to vote securities that have been lent by the custodian or may choose not to vote where doing so would prevent transacting in those securities for a certain period of time (referred to as “share blocking”).

Proxy Voting Process

Frontier’s Operations team (“Operations”) manages the proxy voting process. The proxy vendor provides an online portal that shows all ballots received, together with the company’s voting recommendation and the proxy vendor’s voting recommendation. Operations distributes this information, as well as any additional proxy soliciting materials (such as a company’s response to the proxy vendor’s recommendation) received by Frontier at least three days prior to the voting date, to an investment professional for deliberation. Prior to the voting date, Operations submits Frontier’s vote via the online portal, a record of which is maintained by the proxy vendor.

Investment professionals determine how Frontier votes client proxies. Absent specific client instructions, or in the event that no determination is made by the investment professional, Frontier generally votes client proxies according to recommendations made by the proxy vendor. Investment professionals wishing to deviate from these recommendations must provide the CCO with a written explanation of the reason for the deviation, and the CCO will consider potential conflicts of interest as described in greater detail below.

Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures must also be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to deviate from the proxy vendor’s recommendation, the CCO will monitor any situation where Frontier wishes to do so. In these situations, the CCO will consider whether Frontier has a material conflict of interest. If the CCO determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the CCO determines that a material conflict does not exist, then we may vote the proxy in our discretion. The Committee reviews annually all votes cast where Frontier determined it had a material conflict of interest.

Proxy Vendor Oversight

Changes to Proxy Vendor Proxy Voting Policies and Guidelines

The proxy vendor notifies Frontier of any material changes to its proxy voting polices and guidelines. On an annual basis, the proxy vendor distributes its updated guidelines to Frontier.

New Account Setup

As part of the account setup process, Client Services will review a new investment advisory agreement to determine if Frontier has voting authority. If voting authority has been granted, Operations will provide the proxy vendor with the required instructions to set up the new account. On the following business day, Operations will review the proxy vendor’s systems to confirm the account was setup in accordance with Frontier’s instructions.

Account Reconciliations

On a periodic basis, the proxy vendor will provide Frontier with a list of Frontier clients for which the proxy vendor is voting. This is designed to ensure that the proxy vendor is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its records and the proxy vendor’s records.

Initial and Periodic Due Diligence of Proxy Vendors

When considering whether to retain or continue retaining Frontier’s proxy vendor to provide research or voting recommendations, Frontier will consider factors such as the following:

●	The proxy vendor’s capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting;

●	The adequacy and quality of the proxy vendor’s personnel, processes, and technology;

●	The adequacy of the proxy vendor’s process for seeking timely input from issuers and proxy vendor clients with respect to proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes;

●	the proxy vendor’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner

●	The adequacy of the proxy vendor’s disclosures regarding its sources of information and methodologies for formulating voting recommendations and, in making such recommendations;

●	The proxy vendor’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote.

●	The proxy vendor’s policies and procedures for identifying and addressing conflicts of interest;

●	The proxy vendor to update the investment adviser regarding business changes that may affect the proxy vendor’s capacity and competency to provide independent proxy voting advice or carry out voting instructions;

●	Whether the proxy vendor appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders; and

●	The proxy voting vendor’s policies and procedures to keep confidential Frontier’s non-public information, including Frontier’s intention to proxy votes.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies

Frontier’s CCO, who is also the General Counsel, will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies is accurate and complete.

Client Disclosure

Frontier includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients can contact Frontier at 617-261-0777 to obtain a copy of these policies and procedures and information about how Frontier voted with respect to the Client’s securities. Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

Upon a client’s request, the proxy agent will provide Frontier with the following information:

●	the name of the issuer of the portfolio security

●	the ticker symbol of the security

●	the CUSIP of the security

●	the shareholder meeting date

●	a description of the matter voted on

●	whether the matter was proposed by the issuer or by a security holder

●	whether the account voted on the matter

●	how each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

●	whether the vote that was cast was for or against management’s recommendation

As a matter of policy, Frontier does not disclose to companies or clients how it expects to vote on upcoming proxies. Additionally, Frontier does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):

●	Frontier’s proxy voting policies and procedures and the proxy voting guidelines;

●	proxy statements received regarding client securities, which Frontier may satisfy by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement;

●	records of votes cast on behalf of its clients, which Frontier may satisfy by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast;

●	a copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision; and

●	a copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

December 2022

Brandywine Global Investment Management, LLC

Proxy Voting

I.	Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A.	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II.	General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment, but will consider environmental, social, and governance issues that may impact the value of the investment, either through introducing opportunity or by creating risk to the value.

III.	How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (“ISS”) Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

IV.	Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

V.	Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A.	Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1.	Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2.	Brandywine Global treats client and wrap sponsor relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.	As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1.	All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.

2.	The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3.	If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1.	With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c.	in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d.	disclosing the conflict to clients and obtaining their consent before voting;

e.	suggesting to clients that they engage another party to vote the proxy on their behalf; or

f.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2.	A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.	Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	Proxy Voting-Related Disclosures

A.	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.	Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.	Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII.	Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX.	Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;

C.	a record of each vote cast by Brandywine Global on behalf of a client;

D.	documentation relating to the identification and resolution of conflicts of interest;

E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.	a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request.

Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A

Proxy Voting Guidelines

Brandywine Global Diversified Portfolio Management Team

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.

B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non- employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.

D.	We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E.	We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company’s outstanding shares.

F.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

G.	We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.

H.	We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.

II.	Governance

A.	We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.	Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

Brandywine Global Fundamental Equities Portfolio Management Team

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Fundamental Equities Portfolio Management Team generally follows when voting proxies for securities held in client accounts.

The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non- employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. We vote against compensation metrics that are not easily measurable and where long-term incentives are not tied to operating performance metrics. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II.	Governance

A.	We vote for cumulative shareholder voting.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

C.	We vote against related-party transactions involving directors, senior members of company management or other company insiders.

D.	We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

III.	Anti-Takeover

We vote against anti-takeover measures:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

D.	Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.	Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly, it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles

Brandywine Global Fixed Income Portfolio Management Team

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non- employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II.	Governance

A.	We vote for cumulative shareholder voting.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.	Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

March 2023

M FUND, INC.

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)	Articles of Incorporation

(1)	The Articles of Incorporation of M Fund, Inc. (the “Registrant”) are incorporated by reference to exhibit (a) to the initial registration statement (“Registration Statement”) filed on August 7, 1995. (P)

(2)	Articles Supplementary dated December 20, 2001 are incorporated by reference to Post-Effective Amendment (“PEA”) No. 17 to the Registration Statement filed on April 29, 2008.

(3)	Articles Supplementary dated February 1, 2002 are incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(b)	By-Laws

(1)	The Amended and Restated By-Laws of the Registrant dated June 9, 2022 are filed herewith.

(c)       Instruments Defining Rights of Security Holders

See Article VI: Capital Stock; Article VIII: Redemption and Repurchase; Article X: Indemnification and Liability; and Article XII: Amendment, of the Registrant’s Articles of Incorporation and Article II: Meetings of Stockholders; Article V: Capital Stock; Article VIII: Indemnification; and Article IX: Amendments, of the Registrant’s Amended and Restated By-Laws.

(d)       Investment Advisory Contracts

(1)	(i)	Investment Advisory Agreement dated September 1, 2001, between the Registrant, on behalf of its respective series, and M Financial Investment Advisers, Inc. (the “Adviser”) is incorporated by reference to PEA No. 8 to the Registration Statement filed on October 19, 2001.

(ii)	Amendment to Investment Advisory Agreement dated April 6, 2023 between the Registrant, on behalf of its respective series, and the Adviser is filed herewith.

(2)	(i)	Investment Sub-Advisory Agreement dated January 14, 2000, between the Adviser and Frontier Capital Management Company, LLC is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(ii)	Amendment to Sub-Advisory Agreement between the Adviser and Frontier Capital Management Company, LLC, dated April 16, 2009, is incorporated by reference to PEA No. 19 to the Registration Statement filed on February 26, 2010.

(iii)	Amendment to Sub-Advisory Agreement between the Adviser and Frontier Capital Management Company, LLC, dated July 1, 2020, is incorporated by reference to PEA No. 44 to the Registration Statement filed on April 23, 2021.

(iv)	Amendment to Sub-Advisory Agreement between the Adviser and Frontier Capital Management Company, LLC, dated April 6, 2023, is filed herewith.

(3)	Investment Sub-Advisory Agreement dated October 12, 2009 between the Adviser and DSM Capital Partners, LLC, is incorporated by reference to PEA No. 19 to the Registration Statement filed on February 26, 2010.

(4)	Investment Sub-Advisory Agreement between the Adviser and Dimensional Fund Advisors LP, dated November 30, 2018, is incorporated by reference to PEA No. 37 to the Registration Statement filed on April 24, 2019.

(i)	Amendment to Sub-Advisory Agreement between the Adviser and Dimensional Fund Advisors, LP, dated March 12, 2021, is incorporated by reference to PEA No. 44 to the Registration Statement filed on April 23, 2021.

(5)	Investment Sub-Advisory Agreement between the Adviser and Brandywine Global Investment Management, LLC, dated August 1, 2020, is incorporated by reference to PEA No. 44 to the Registration Statement filed on April 23, 2021.

(e)       Underwriting Contracts

(1)	Principal Underwriting Agreement dated October 18, 2005 between the Registrant and M Holdings Securities, Inc. is incorporated by reference to PEA No. 16 to the Registration Statement filed on April 30, 2007.

(f)       Bonus or Profit Sharing Contracts

Not applicable.

(g)       Custodian Agreements

(1)	Custodian Agreement dated December 4, 1995, between the Registrant and State Street Bank and Trust Company (formerly Investors Bank & Trust Company) is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on December 21, 1995.

(2)	Amendment dated July 23, 2002 to the Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(3)	Amendment dated March 28, 2003 to the Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to exhibit (g) to PEA No. 12 to the Registration Statement filed on April 29, 2004.

(4)	Amendment dated August 1, 2008 to the Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 18 to the Registration Statement filed on April 30, 2009.

(h)	Other Material Contracts

(1)	(i)	Transfer Agency and Service Agreement dated December 4, 1995, between the Registrant and State Street Bank and Trust Company (formerly Investors Bank & Trust Company) is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on December 21, 1995.

(ii)	Amendment dated July 23, 2002 to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iii)	Amendment dated July 1, 2003 to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iv)	Amendment dated August 1, 2008 to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 18 to the Registration Statement filed on April 30, 2009.

(2)	(i)	Administration Agreement dated December 4, 1995, between the Registrant and State Street Bank and Trust Company (formerly Investors Bank & Trust Company) is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on December 21, 1995.

(ii)	Amendment dated July 23, 2002 to the Administration Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iii)	Amendment dated July 1, 2003 to the Administration Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iv)	Amendment dated December 1, 2003 to the Administration Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to exhibit (h) to PEA No. 12 to the Registration Statement filed on April 29, 2004.

(v)	Amendment dated August 1, 2008 to the Administration Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 18 to the Registration Statement filed on April 30, 2009.

(3)	Expense Limitation Agreement dated as of May 1, 2023, between the Registrant and the Adviser is filed herewith.

(4)	(i)	Securities Lending Agreement dated November 1, 2000, between Registrant and State Street Bank and Trust is incorporated by reference to exhibit (h)(6) to PEA No. 16 filed on April 30, 2007.

(ii)	Amendment dated October 1, 2007 to the Securities Lending Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iii)	Amendment dated December 1, 2014 to the Securities Lending Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 29 to the Registration Statement filed on April 28, 2015.

(iv)	Amendment dated March 13, 2020 to the Securities Lending Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 42 to the Registration Statement filed on April 23, 2020.

(i)       Legal Opinion

(1)	Opinion and consent of counsel as to the Legality of the Securities Being Issued is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on December 21, 1995.

(2)	Consent of Eversheds Sutherland (US) LLP is filed herewith.

(j)       Other Opinions

(1)	Consent of BBD, LLP is filed herewith.

(k)	Omitted Financial Statements

Not applicable

(l)	Initial Capital Agreements

Not applicable

(m)	Rule 12b-1 Plan

Not applicable

(n)	Rule 18f-3 Plan

Not applicable

(p)	Code of Ethics

(1)	Code of Ethics for the Registrant and the Adviser dated March 13, 2020, is incorporated by reference to PEA No. 41 to the Registration Statement filed on April 17, 2020.

(2)	Code of Ethics of M Holdings Securities, Inc. dated April 2022, is incorporated by reference to PEA No. 45 to the Registration Statement filed on April 22, 2022.

(3)	Code of Ethics of Frontier Capital Management Company, LLC dated October 2022, is filed herewith.

(4)	Code of Ethics of DSM Capital Partners, LLC dated March 31, 2022, is filed herewith.

(5)	Code of Ethics of Dimensional Fund Advisors LP dated January 1, 2023, is filed herewith.

(6)	Code of Ethics of Brandywine Global Investment Management, LLC dated February 2023, is filed herewith.

(q)       Powers of Attorney

(1)	Powers of Attorney for Malcolm L. Cowen II, Nancy Crouse, James Kaplan, Bruce W. Madding, Peter W. Mullin, Wayne Pierson, and Mary Moran Zeven are filed herewith.

Item 29. Persons Controlled by or Under Common Control with M Fund, Inc.

None.

Item 30. Indemnification.

Article X, “Indemnification,” of the Articles of Incorporation of the Registrant provides as follows:

The Corporation shall indemnify its officers and directors to the fullest extent permitted by law.

Article VIII, “Indemnification,” of the By-Laws of the Registrant provides as follows:

Section 1. Every person who is or was a director, officer or employee of the Corporation or of any other corporation which he or she served at the request of the Corporation and in which the Corporation owns or owned shares of capital stock or of which it is or was a creditor shall have a right to be indemnified by the Corporation to the full extent permitted by applicable law, against all liability, judgments, fines, penalties, settlements and reasonable expenses incurred by him in connection with or resulting from any threatened or actual claim, action, suit or proceeding, whether criminal, civil, or administrative, in which he or she may become involved as a party or otherwise by reason of being or having been a director, officer or employee, except as provided in Article VIII, Sections 2 and 3 of these By-laws.

Section 2. Disabling Conduct. No such director, officer or employee shall be indemnified for any liabilities or expenses arising by reason of “disabling conduct,” whether or not there is an adjudication of liability. “Disabling conduct” means willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office.

Whether any such liability arose out of disabling conduct shall be determined: (a) by a final decision on the merits (including, but not limited to, a dismissal for insufficient evidence of any disabling conduct) by a court or other body, before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not eligible for indemnity because the liability arose by reason of disabling conduct; or (b) in the absence of such a decision, by a reasonable determination, based upon a review of the facts, that such person was not eligible for indemnity because the liability arose by reason of disabling conduct, (i) by the vote of a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the action, suit, or proceeding in question (“disinterested, non-party directors”), or (ii) by independent legal counsel in a written opinion if a quorum of disinterested, non-party directors so directs or if such quorum is not obtainable, or (iii) by majority vote of the stockholders of the Corporation, or (iv) by any other reasonable and fair means not inconsistent with any of the above.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that any liability or expense arose by reason of disabling conduct.

Section 3. Directors’ Standards of Conduct. No person who is or was a director shall be indemnified under this Article VIII for any liabilities or expenses incurred by reason of service in that capacity if an act or omission of the director was material to the matter giving rise to the threatened or actual claim, action, suit or proceeding; and such act or omission constituted disabling conduct.

Section 4. Expenses Prior to Determination. Any liabilities or expenses of the type described in Article VIII, Section 1 may be paid by the Corporation in advance of the final disposition of the claim, action, suit or proceeding, as authorized by the directors in the specific case, (a) upon receipt of a written affirmation by the indemnitee of his or her good faith belief that his or her conduct met the standard of conduct necessary for indemnification as authorized by this Article VIII, Section 2; (b) upon receipt of a written undertaking by or on behalf of the indemnitee to repay the advance, unless it shall be ultimately determined that such person is entitled to indemnification; and (c) provided that (i) the indemnitee shall provide security for that undertaking, or (ii) the Corporation shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of disinterested, non-party directors, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

A determination pursuant to subparagraph (c)(iii) of this Article VIII, Section 4 shall not prevent the recovery from any indemnitee of any amount advanced to such person as indemnification if such person is subsequently determined not to be entitled to indemnification; nor shall a determination pursuant to said subparagraph prevent the payment of indemnification if such person is subsequently found to be entitled to indemnification.

Section 5. Provisions Not Exclusive. The indemnification provided by this Article VIII shall not be deemed exclusive of any rights to which those seeking indemnification may be entitled under any law, agreement, vote of stockholders, or otherwise.

Section 6. General. No indemnification provided by this Article shall be inconsistent with the 1940 Act or the Securities Act of 1933.

Any indemnification provided by this Article shall continue as to a person who has ceased to be a director, officer, or employee, and shall inure to the benefit of the heirs, executors and administrators of such person. In addition, no amendment, modification or repeal of this Article shall adversely affect any right or protection of an indemnitee that exists at the time of such amendment, modification or repeal.

*                      *                      *

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser.

Any other business, profession, vocation or employment of a substantial nature in which each investment adviser of M Fund, Inc. and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser’s Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.

Investment Adviser	File No.
M Financial Investment Advisers, Inc.	801-50553
Frontier Capital Management Company, LLC	801-15724
DSM Capital Partners, LLC	801-60423
Dimensional Fund Advisors LP	801-16283
Brandywine Global Investment Management, LLC	801-27797

Item 32. Principal Underwriters.

(a)	M Holdings Securities, Inc. does not act as a principal underwriter, depositor or investment adviser for any investment company other than the Registrant.

(b)	Set forth below are the names, principal business addresses and positions of each director and officer of M Holdings Securities, Inc. Unless otherwise noted, the principal business address of these individuals is 1125 NW Couch Street, Suite 900, Portland, OR 97209.

Name	Positions and Offices with M Holdings Securities, Inc.	Positions and Offices with M Fund, Inc.
David M. Kittredge	Director	N/A
Michael S. Schoonmaker	Director, President and Chief Executive Officer	N/A
Tamara K. Kravec	Director	N/A
Kevin B. Kukar	Treasurer	N/A
Katherine J. Anderson	Secretary	N/A
Elizabeth A. Legacy	Chief Compliance Officer	N/A
Hope N. Alabi	Vice President	N/A
Maria R. Rogers	Financial Operations Officer	N/A

(c)	Not Applicable.

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder by M Fund, Inc. will be maintained by the following entities:

For each series of the Registrant:

M Fund, Inc.

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

M Financial Investment Advisers, Inc.

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

M Holdings Securities, Inc.

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

State Street Bank and Trust Company

ATTN: Fund Administration – Legal

1 Lincoln Street, SFC0805

Boston, Massachusetts 02111

For the M International Equity Fund:

Dimensional Fund Advisors LP

6300 Bee Cave Road, Building One

Austin, Texas 78746

For the M Capital Appreciation Fund:

Frontier Capital Management Company, LLC

99 Summer Street

Boston Massachusetts 02110

For the M Large Cap Value Fund:

Brandywine Global Investment Management, LLC

1735 Market Street, Suite 1800

Philadelphia, Pennsylvania 19103

For the M Large Cap Growth Fund:

DSM Capital Partners, LLC

7111 Fairway Drive, Suite 350

Palm Beach Gardens, Florida 33418

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 46 to this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 46 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Oregon on the 21st day of April, 2023.

M FUND, INC.

By:	/s/ Erik Bjorvik
Erik Bjorvik
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 21, 2023.

	Signature	Title

	/s/ Erik Bjorvik	President
	Erik Bjorvik	(Principal Executive Officer)

	/s/ David Lees	Secretary and Treasurer
	David Lees	(Principal Financial and Accounting Officer)

	/s/ Malcolm L. Cowen II*	Director
Malcolm L. Cowen II

	/s/ Nancy Crouse*	Director
Nancy Crouse

	/s/ James Kaplan*	Director
James Kaplan

	/s/ Bruce W. Madding*	Director
Bruce W. Madding

	/s/ Peter W. Mullin*	Director
Peter W. Mullin

	/s/ Wayne Pierson*	Director
Wayne Pierson

	/s/ Mary Moran Zeven*	Director
Mary Moran Zeven

*By:	/s/ David Lees
David Lees
Attorney-In-Fact
April 21, 2023

*Powers of Attorney for Malcolm L. Cowen II, Nancy Crouse, James Kaplan, Bruce W. Madding, Peter W. Mullin, Wayne Pierson, and Mary Moran Zeven are filed herewith.

M FUND, INC.

EXHIBIT INDEX

Exhibits for Item 28 of Form N-1A

Exhibit Number	Exhibit Description
(b)(1)	Amended and Restated By-Laws of the Registrant

(d)(1)(ii)	Amendment to Investment Advisory Agreement

(d)(2)(iv)	Amendment to Sub-Advisory Agreement

(h)(3)	Expense Limitation Agreement

(i)(2)	Consent of Eversheds Sutherland (US) LLP

(j)(1)	Consent of BBD, LLP

(p)(3)	Code of Ethics of Frontier Capital Management Company, LLC

(p)(4)	Code of Ethics of DSM Capital Partners, LLC

(p)(5)	Code of Ethics of Dimensional Fund Advisors LP

(p)(6)	Code of Ethics of Brandywine Global Investment Management, LLC

(q)(1)	Powers of Attorney

EX-101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase